                                                                   EXHIBIT 10.17

                             THREE BELLEVUE CENTER
                             BELLEVUE, WASHINGTON



                             OFFICE LEASE AGREEMENT


                                    BETWEEN


       THREE BELLEVUE CENTER LLC, a Washington limited liability company
                                 ("LANDLORD")


                                      AND


                  INFOSPACE.COM, INC., a Delaware corporation
                                   ("TENANT")

                               TABLE OF CONTENTS

I.      Basic Lease Information....................................... 1

II.     Lease Grant................................................... 2

III.    Adjustment of Commencement Date; Possession................... 3

IV.     Rent.......................................................... 4

V.      Compliance with Laws; Use..................................... 8

VI.     Security Deposit.............................................. 8

VII.    Services to be Furnished by Landlord.......................... 8

VIII.   Leasehold Improvements........................................ 9

IX.     Repairs and Alterations....................................... 9

X.      Use of Electrical Services by Tenant..........................11

XI.     Entry by Landlord.............................................11

XII.    Assignment and Subletting.....................................11

XIII.   Liens.........................................................13

XIV.    Indemnity and Waiver of Claims................................13

XV.     Insurance.....................................................13

XVI.    Subrogation...................................................14

XVII.   Casualty Damage...............................................14

XVIII.  Condemnation..................................................15

XIX.    Events of Default.............................................15

XX.     Remedies......................................................15

XXI.    Limitation of Liability.......................................16

XXII.   No Waiver.....................................................17

XXIII.  Quiet Enjoyment...............................................17

XXIV.   Relocation....................................................17

XXV.    Holding Over..................................................17

XXVI.   Subordination to Mortgages; Estoppel Certificate..............17

XXVII.  Attorneys' Fees...............................................18

XXVIII. Notice........................................................18

XXIX.   Excepted Rights...............................................18

XXX.    Surrender of Premises.........................................18

XXXI.   Miscellaneous.................................................18

XXXII.  Entire Agreement..............................................20


Exhibits
--------

Exhibit A - Outline and Location of Premises
Exhibit A-1 - Legal Description of Property
Exhibit B - Rules and Regulations
Exhibit C - Commencement Letter
Exhibit D - Work Letter Agreement
Exhibit E - Additional Provisions
Exhibit F - Subordination Agreement
Exhibit G - Rooftop Rates
Exhibit H - Form of Letter of Credit
Exhibit I - Ground Lessor Nondisturbance Agreement
Exhibit J - Facade Signage

                             OFFICE LEASE AGREEMENT

     This Office Lease Agreement (the "Lease") is made and entered into as of the ____ day of February, 2000, by and between THREE BELLEVUE CENTER LLC, a Washington limited liability company ("Landlord") and INFOSPACE.COM, INC., a Delaware corporation ("Tenant").

I.  Basic Lease Information.

    A. "Building" shall mean the building located at 601 108th Avenue N.E., Bellevue, King County, Washington, and commonly known as Three Bellevue Center.

    B. "Rentable Square Footage of the Building" is deemed to be 472,410 square feet.

    C. "Premises" shall mean the area shown on Exhibit A to this Lease. The Premises are located on Floors 8, 9, 10, 11 and 12 of the Building. The "Rentable Square Footage of the Premises" is approximately 108,973 square feet (96,951 usable square feet). The precise square footage of the Premises shall be determined by Landlord and Tenant based upon Tenant's Final Plans, and once so determined shall not be further adjusted except to reflect additions to or other modifications of the Premises. Once the area of the Premises is so determined, the area of the Premises, Base Rent, Tenant's Pro Rata Share and the Allowance shall be appropriately adjusted and confirmed in writing by Landlord and Tenant. "Rentable Area," "rentable square feet" and similar terms shall mean Rentable Area as determined in accordance with the American National Standard Method of measuring floor space in office buildings as published by the Building Owners and Managers Association International dated June 7, 1996 ("BOMA"). "Usable Area "and "usable square feet" shall mean Usable Area as determined in accordance with BOMA.

  D. "Base Rent":

                                                                            Annual                Monthly
                                                   Annual Rate              ------                -------
     Period                                        Per Square Foot         Base Rent             Base Rent
     ------                                        ---------------         ---------             ---------

     Years 1 and 2                                       $22.00         $2,397,405.96           $199,783.83
     Years 3 and 4                                       $23.00         $2,506,379.04           $208,864.92
     Year 5                                              $24.00         $2,615,352.00           $217,946.00

     The above amounts are based on a rentable area of 108,973 square feet and are subject to adjustment as provided in Section I.C above.

  E. "Tenant's Pro Rata Share": 23.0675%, subject to adjustment per Section I.C above.

  F. "Term":  A period of sixty (60) months, commencing on the later to occur of
     (I) May 1, 2000 (the "Target Commencement Date") and, (ii) the date on which the Landlord Work is Substantially Complete, as determined by Section III.A. However, notwithstanding anything to the contrary contained in this Lease, Tenant shall not be obligated to pay Base Rent on the portion of the Premises located on the eighth (8th) floor of the Building (the "Eighth Floor") until the earlier of (i) the date one hundred five (105) days after the Commencement Date; or (ii) the date Tenant first occupies the Eighth Floor for the Permitted Use. Tenant shall pay all Additional Rent and other amounts owing under this Lease on the Eighth Floor commencing on the Commencement Date. The Termination Date shall be the last day of the Term based upon the actual Commencement Date, provided that if the Termination Date, as determined herein, does not occur on the last day of a calendar month, Landlord, at its option, may extend the Term by the number of days necessary to cause the Termination Date to occur on the last day of the last calendar month of the Term. Except as set forth is Section III.A below, Landlord's failure to Substantially Complete the Landlord Work by the Target Commencement Date shall not be a default by Landlord or otherwise render Landlord liable for damages. Promptly after the determination of the Commencement Date, Landlord and Tenant shall enter into a commencement letter agreement in the form attached as Exhibit C.

  G. Tenant allowance(s): $32.00 per square foot of usable area in the Premises. See Exhibit D.

  H. "Security Deposit":  $800,000.00.

  I. "Guarantor(s)":  None.

  J. "Broker(s)":  Colliers International, Inc. representing Landlord and
                   Leibsohn & Company representing Tenant.

  K. "Permitted Use":  General office purposes, including a computer/data center room.

  L. "Notice Addresses":

     Tenant:

     On and after the Commencement Date, notices shall be sent to Tenant at the Premises, Attention: Chief Financial Officer, with a copy to the attention of General Counsel. Prior to the Commencement Date, notices shall be sent to Tenant at the following address:

     InfoSpace.com, Inc.
     15375 NE 90th St.
     Redmond, WA  98052
     Attention: Chief Financial Officer,
     Phone #:  (425) 882-1602
     Fax #:  (425) 882-0988

     with a copy to Attention:  General Counsel


Landlord:                                             With a copy to:
Three Bellevue Center LLC                             Equity Office Properties
1191 Second Avenue, Suite 2000                        Two North Riverside Plaza
Seattle, Washington  98101                            Suite 2200
Attention:  Building Manager                          Chicago, Illinois 60606
                                                      Attention:  Regional Counsel -
                                                                  West Region


     Payments of Rent only shall be made payable to the order of: Three Bellevue Center LLC at the address of Landlord stated above.

  M. "Business Day(s)" are Monday through Friday of each week, exclusive of New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day ("Holidays"). Landlord may designate additional Holidays, provided that the additional Holidays are commonly recognized by other office buildings in the area where the Building is located.

  N. "Landlord Work" means the work that Landlord is obligated to perform in the Premises pursuant to this Lease and the work letter agreement (the "Work Letter") attached as Exhibit D.

  O. "Law(s)" means all applicable statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity.

  P. "Normal Business Hours" for the Building are 6:00 A.M. to 7:00 P.M. on Business Days and 8:00 A.M. to 1:00 P.M. on Saturdays.

  Q. "Property" means the Building and the parcel(s) of land on which it is located legally described on Exhibit A-1 attached hereto and, at Landlord's discretion, the Building garage and other improvements serving the Building, if any, and the parcel(s) of land on which they are located.

II.  Lease Grant.

     Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord, together with the right in common with others to use any portions of the Property that are designated by Landlord for the common use of tenants and others, such as sidewalks, unreserved parking areas, common corridors, elevator foyers, restrooms, vending areas and lobby areas (the "Common Areas").

III. Adjustment of Commencement Date; Possession.

  A. The Landlord Work shall be deemed to be "Substantially Complete" on the date that all Landlord Work has been performed, other than any details of construction, mechanical adjustment or any other similar matter, the noncompletion of which does not materially interfere with Tenant's use of the Premises, and as otherwise defined below. In the event the Landlord Work has not been completed by June 15, 2000 for reasons other than Force Majeure or Tenant Delay, then beginning on the Commencement Date Base Rent and Additional Rent shall be abated one (1) day for each day that substantial completion of the Landlord Work is delayed (excluding delays caused by Force Majeure and Tenant Delay) after June 15, 2000; provided, however, that in the event the Landlord Work has not been completed by March 31, 2001 for any reason (including Force Majeure) other than Tenant Delay, then Tenant shall have the right to terminate this Lease upon written notice to Landlord within 30 days thereafter. However, if Landlord is delayed in the performance of the Landlord Work as a result of any Tenant Delay(s) (defined below), the Landlord Work shall be deemed to be Substantially Complete on the date that Landlord could reasonably have been expected to Substantially Complete the Landlord Work absent any Tenant Delay. "Tenant Delay" means any act or omission of Tenant or its agents, employees, vendors or contractors that actually delays the Substantial Completion of the Landlord Work, including, without limitation: (1) Tenant's failure to furnish information or approvals within any time period specified in this Lease, including the failure to prepare or approve preliminary or final plans by any applicable due date; (2) Tenant's selection of equipment or materials that have long lead times after first being informed by Landlord that the selection may result in a delay; (3) changes requested or made by Tenant to previously approved plans and specifications; (4) performance of work in the Premises by Tenant or Tenant's contractor(s) during the performance of the Landlord Work; or (5) if the performance of any portion of the Landlord Work depends on the prior or simultaneous performance of work by Tenant, a delay by Tenant or Tenant's contractor(s) in the completion of such work.

     Notwithstanding anything to the contrary contained herein, the Commencement Date shall not be deemed to occur until the following conditions shall have been satisfied by Landlord:

           (1) Landlord (A) shall have obtained a temporary Certificate of Occupancy for the Building and the Premises, or (B) would have been entitled to the issuance of a temporary Certificate of Occupancy for the Building and the Premises, but for Tenant Delay; and


           (2) The following items shall have been substantially completed, except to the extent the noncompletion of such items does not materially interfere with Tenant's use of the Premises or was caused by Tenant Delay:

                (a) The utility and other systems servicing the Building and necessary for the operation of the Building or Tenant's occupancy and full enjoyment of the Premises (such as elevators, plumbing, heating, ventilating, air conditioning, electrical and security systems).

                (b) The lobby of the Building and the entrances and public portions (including the garage), stairways, corridors and elevators (including freight elevators) of the Building; and

                (c) The exterior of the Building (including the installation of glass therein).

     The occurrence of the Commencement Date prior to the completion in full of all work required to be performed by Landlord as provided herein shall not relieve Landlord of its obligation thereafter to complete the same with due dispatch and in a workmanlike manner. Without waiving any rights of Tenant, Landlord, Tenant, and Landlord's and Tenant's architects shall prepare within thirty (30) days after the Commencement Date or as soon thereafter as practicable a "punch-list" which shall consist of the items that have not been, but should have been, finished or furnished by Landlord in the Premises. Upon presentation of such punch-list to Landlord, Landlord shall, with all due diligence, proceed to complete and furnish all punch-list items. If such items relate to shell and core work, they shall be completed at Landlord's sole cost and expense. If such items relate to Tenant Improvements, they shall be paid in the same manner that the costs of

     Tenant Improvements are paid. Any such punch-list items which do not materially interfere with Tenant's enjoyment of the portion of the Premises involved shall not delay the Commencement Date with respect thereto.

  B. Subject to Landlord's obligation to perform Landlord Work and Landlord's obligations under Section IX.B., by taking possession of the Premises, Tenant agrees that the Premises are in good order and satisfactory condition, and that there are no representations or warranties by Landlord regarding the condition of the Premises or the Building except as expressly set forth in this Lease.

  C. If Tenant takes possession of the Premises before the Commencement Date, such possession shall be subject to the terms and conditions of this Lease and Tenant shall pay Rent (defined in Section IV.A.) to Landlord for each day of possession before the Commencement Date. Notwithstanding the foregoing, Landlord shall give Tenant at least 30 days prior written notice ("Completion Notice") of the anticipated Commencement Date and Tenant may occupy the Premises during the 30-day period prior to the Commencement Date for the sole purpose of performing improvements or installing furniture, equipment or other personal property and shall not be obligated to pay Rent during such period. Tenant shall coordinate its occupancy during such period with Landlord's Building contractor and the Tenant Improvement Contractor (if different) and shall not interfere with the construction of the Tenant Improvements.

IV.  Rent.

  A. Payments. As consideration for this Lease, Tenant shall pay Landlord,
     --------
     without any setoff or deduction except as expressly set forth in this Lease, the total amount of Base Rent and Additional Rent due for the Term. "Additional Rent" means all sums (exclusive of Base Rent) that Tenant is required to pay Landlord. Additional Rent and Base Rent are sometimes collectively referred to as "Rent". Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes), if any, imposed upon or measured by Rent under applicable Law. Base Rent and recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand, provided that the installment of Base Rent for the first full calendar month of the Term shall be payable upon Landlord's first disbursement of the Allowance (as described in Exhibit D). All other items of Rent shall be due and payable by Tenant on or before 30 days after billing by Landlord. All payments of Rent shall be by good and sufficient check or by other means (such as automatic debit or electronic transfer) acceptable to Landlord. If Tenant fails to pay any item or installment of Rent when due, Tenant shall pay Landlord an administration fee equal to 5% of the past due Rent, provided that Tenant shall be entitled to a grace period of 5 days for the first 2 late payments of Rent in a given calendar year. If the Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, the monthly Base Rent and Tenant's Pro Rata Share of Expenses (defined in
     Section IV.C.) and Taxes (defined in Section IV.D.) for the month shall be prorated based on the number of days in such calendar month. Landlord's acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due. No endorsement or statement on a check or letter accompanying a check or payment shall be considered an accord and satisfaction, and either party may accept the check or payment without prejudice to that party's right to recover the balance or pursue other available remedies. Tenant's covenant to pay Rent is independent of every other covenant in this Lease.

  B. Payment of Tenant's Pro Rata Share of Expenses and Taxes. Tenant shall pay
     ---------------------------------------------------------
     Tenant's Pro Rata Share of the total amount of Expenses (defined in Section IV.C.) and Taxes (defined in Section IV.D) for each calendar year during the Term. Landlord shall provide Tenant with a good faith estimate of the total amount of Expenses and Taxes for each calendar year during the Term. On or before the first day of each month, Tenant shall pay to Landlord a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the total amount of Expenses and Taxes. If Landlord determines that its good faith estimate was incorrect by a material amount, Landlord may provide Tenant with a revised estimate. After its receipt of the revised estimate, Tenant's monthly payments shall be based upon the revised estimate. If Landlord does not provide Tenant with an estimate of the total amount of Expenses and Taxes by January 1 of a calendar year, Tenant shall continue to pay monthly installments based on the previous year's estimate until Landlord provides Tenant with the new estimate. Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year's estimate. Tenant shall pay Landlord the amount of any underpayment within 30 days after receipt of the new estimate. Any overpayment shall be refunded to Tenant within 30 days or credited against the next due future installment(s) of Additional Rent.

     Landlord currently estimates that for calendar year 2000 Expenses for the Building will be $5.50 per rentable square foot and Taxes for the Building will be $1.25 per rentable square foot.

     As soon as is practical following the end of each calendar year, Landlord shall furnish Tenant with a statement of the actual amount of Expenses and Taxes for the prior calendar year and Tenant's Pro Rata Share of the actual amount of Expenses and Taxes for the prior calendar year. If the estimated amount of Expenses and Taxes for the prior calendar year is more than the actual amount of Expenses and Taxes for the prior calendar year, Landlord shall apply any overpayment by Tenant against Additional Rent due or next becoming due, provided if the Term expires before the determination of the overpayment, Landlord shall refund any overpayment to Tenant after first deducting the amount of Rent due. If the estimated amount of Expenses and Taxes for the prior calendar year is less than the actual amount of Expenses and Taxes for such prior year, Tenant shall pay Landlord, within 30 days after its receipt of the statement of Expenses and Taxes, any underpayment for the prior calendar year.

  C. Expenses Defined.  "Expenses" means all costs and expenses incurred in each
     ----------------
     calendar year in connection with operating, maintaining, repairing, and managing the Building and the Property to a standard similar to other Class A office buildings in Bellevue, Washington, including, but not limited to:

     1. Labor costs, including, wages, salaries, social security and employment taxes, medical and other types of insurance, uniforms, training, and retirement and pension plans.

     2. Management fees, the cost of equipping and maintaining a management office not exceeding 2,000 square feet, accounting and bookkeeping services and other customary administrative costs. Landlord, by itself or through an affiliate, shall have the right to directly perform or provide any services under this Lease (including management services), provided that the cost of any such services shall not exceed the cost that would have been incurred had Landlord entered into an arms-length contract for such services with an unaffiliated entity of comparable skill and experience. Landlord will engage Wright Runstad & Company to manage the Property for at least two (2) years after the Commencement Date.

     3. The cost of services, including amounts paid to service providers and the rental and purchase cost of parts, supplies, tools and equipment.

     4. Premiums and commercially reasonable deductibles paid by Landlord for insurance, including workers compensation, fire and extended coverage, earthquake, general liability, rental loss, elevator, boiler and other insurance customarily carried from time to time by owners of comparable office buildings.

     5. Electrical Costs (defined below) and charges for water, gas, steam and sewer, but excluding those charges for which Landlord is reimbursed by tenants. "Electrical Costs" means: (a) charges paid by Landlord for electricity; (b) costs incurred in connection with an energy management program for the Property. Electrical Costs shall be adjusted as follows: (i) amounts received by Landlord as reimbursement for above standard electrical consumption shall be deducted from Electrical Costs;
        (ii) the cost of electricity incurred to provide overtime HVAC to specific tenants (as reasonably estimated by Landlord) shall be deducted from Electrical Costs; and (iii) if Tenant is billed directly for the cost of building standard electricity to the Premises as a separate charge in addition to Base Rent, the cost of electricity to individual tenant spaces in the Building shall be deducted from Electrical Costs.

     6. The amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) made to the Property after the Commencement Date which are:
        (a) performed primarily to reduce operating expense costs or otherwise improve the operating efficiency of the Property; or (b) required to comply with any Laws that are enacted, or first interpreted to apply to the Property, after the date of this Lease. The cost of capital improvements shall be amortized by Landlord over the lesser of the Payback Period

        (defined below) or 5 years. The amortized cost of capital improvements may, at Landlord's option, include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement. "Payback Period" means the reasonably estimated period of time that it takes for the cost savings resulting from a capital improvement to equal the total cost of the capital improvement.

     If Landlord incurs Expenses for the Property together with one or more other buildings or properties, whether pursuant to a reciprocal easement agreement, common area agreement or otherwise, the shared costs and expenses shall be equitably prorated and apportioned between the Property and the other buildings or properties. Expenses shall not include:

          (a)  the cost of capital improvements (except as set forth above);

          (b) depreciation; interest (except as provided above for the amortization of capital improvements);

          (c) principal payments of mortgage and other non-operating debts of Landlord;

          (d) the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds;

          (e) costs in connection with leasing space in the Building, including brokerage commissions;

          (f) lease concessions, including rental abatements and construction allowances, granted to specific tenants;

          (g) costs incurred in connection with the sale, financing or refinancing of the Building;

          (h) fines, interest and penalties incurred due to the late payment of Taxes (defined in Section IV.D) or Expenses;

          (i) organizational expenses associated with the creation and operation of the entity which constitutes Landlord; or any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases;

          (j) costs resulting from the correction of any latent construction defects in all or any portion of the Building, or any condition that is, as of the Commencement Date of this Lease, not in compliance with applicable laws, codes, rules or regulations;

          (k) the costs of renovating or otherwise improving or decorating, painting or redecorating space (exclusive of common areas) for any tenants or other occupants of the Building or Project, including, without limitation, Tenant;

          (l) Landlord's general overhead and any other expense not directly related to the Building or Project;

          (m) all items, services and/or goods for which Tenant or any other tenant, occupant, person or other party is obligated to reimburse, and does reimburse, Landlord;

          (n) brokerage, legal and professional fees expended by Landlord in connection with negotiating and entering into any leases and any related instruments with any tenant or other occupant of any portion of the Building, and the enforcement of any such instruments; or which are expended or incurred by Landlord in connection with the negotiation and entering of sale, financing, partnership or similar transactions pertaining to the Building;

          (o) wages, salaries and other compensation paid to employees of the Landlord at the Building who are above the level of general manager or Building manager;

          (p) the costs and expenses of maintenance and operation of any parking facility in or serving the Building except to the extent that such costs and expenses exceed any revenues for parking received from such operation;

          (q)  structural replacements;

          (r) property management fees in excess of the prevailing market management fee from time to time (determined on a percentage of gross receipts basis) for regional or national operating/management companies operating comparable first class office buildings in the Bellevue, Washington area.

     If the Building is not at least 95% occupied during any calendar year or if Landlord is not supplying services to at least 95% of the total Rentable Square Footage of the Building at any time during a calendar year, Expenses (and, at Landlord's option, Taxes) shall, at Landlord's option, be determined as if the Building had been 95% occupied and Landlord had been supplying services to 95% of the Rentable Square Footage of the Building during that calendar year. The extrapolation of Expenses under this Section shall be performed by appropriately adjusting the cost of those components of Expenses that are impacted by changes in the occupancy of the Building.

  D. Taxes Defined.  "Taxes" shall mean:  (1) all real estate taxes and other
     --------------
     assessments on the Building and/or Property, including, but not limited to, assessments for special improvement districts and building improvement districts, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments and the Property's share of any real estate taxes and assessments under any reciprocal easement agreement, common area agreement or similar agreement as to the Property; (2) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Property; and (3) all costs and fees incurred in connection with seeking reductions in any tax liabilities described in (1) and (2), including, without limitation, any costs incurred by Landlord for compliance, review and appeal of tax liabilities. Without limitation, Taxes shall not include any income, capital levy, franchise, capital stock, gift, estate or inheritance tax. If an assessment is payable in installments, Taxes for the year shall include the amount of the installment and any interest due and payable during that year. For all other real estate taxes, Taxes for that year shall include the amount due and payable for that year. If a change in Taxes is obtained for any year of the Term, then Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based on the adjustment.

  E. Audit Rights.  Tenant may, within 90 days after receiving Landlord's
     ------------
     statement of Expenses, give Landlord written notice ("Review Notice") that Tenant intends to review Landlord's records of the Expenses for that calendar year. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. If any records are maintained at a location other than the office of the Building, Tenant may either inspect the records at such other location or pay for the reasonable cost of copying and shipping the records. If Tenant retains an agent to review Landlord's records, the agent must be with a licensed CPA firm. Landlord agrees that Tenant may retain a third party agent to review Landlord's books and records which third party agent is not a CPA firm, so long as the third party agent retained by Tenant shall have expertise in and familiarity with general industry practice with respect to the operation of and accounting for a first class office building and whose compensation shall in no way be contingent upon or correspond to the financial impact on Tenant resulting from the review. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit. Within 60 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an "Objection Notice") stating in reasonable detail any objection to Landlord's statement of Expenses for that year. If Tenant fails to give Landlord an Objection Notice within the 60 day period or fails to provide Landlord with a Review Notice within the 90 day period described above, Tenant shall be deemed to have approved Landlord's statement of Expenses and shall be barred from raising any claims regarding the Expenses for that year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant's Objection Notice. If Landlord and Tenant determine that Expenses for the calendar year are less than reported, Landlord shall provide Tenant with a credit against the next installment of Rent in the amount of the overpayment by Tenant. Likewise, if Landlord and Tenant determine that Expenses for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. In addition, if Landlord and Tenant determine that Expenses for the Building for the year in question were less than stated by more than five percent (5%), Landlord, within thirty (30) days after its receipt of paid invoices therefor from Tenant, shall reimburse Tenant for any reasonable amounts paid by Tenant to third parties in connection with such review by Tenant. The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord's records or to dispute any statement of Expenses unless Tenant has paid and continues to pay all Rent when due.

V.   Compliance with Laws; Use.

     The Premises shall be used only for the Permitted Use and for no other use whatsoever. Tenant shall not use or permit the use of the Premises for any purpose which is illegal, dangerous to persons or property or which, in Landlord's reasonable opinion, unreasonably disturbs any other tenants of the Building or unreasonably interferes with the operation of the Building. Tenant shall comply with all Laws, including the Americans with Disabilities Act, regarding the operation of Tenant's business and the use, condition, configuration and occupancy of the Premises. Tenant, within 10 days after receipt, shall provide Landlord with copies of any notices it receives regarding a violation or alleged violation of any Laws. Tenant shall comply with the rules and regulations of the Building attached as Exhibit B and such other reasonable rules and regulations adopted by Landlord from time to time. Tenant shall also cause its agents, contractors, subcontractors, employees, customers, and subtenants to comply with all rules and regulations. Landlord shall not knowingly discriminate against Tenant in Landlord's enforcement of the rules and regulations.

VI.  Security Deposit.

  A. The Security Deposit shall be delivered to Landlord upon the execution of this Lease by Tenant and, if in the form of cash (or converted to cash), shall be held by Landlord in an interest-bearing account (with interest to be added to and held as a part of the Security Deposit hereunder) as security for the performance of Tenant's obligations. The Security Deposit is not an advance payment of Rent or a measure of Tenant's liability for damages. Landlord may, from time to time, without prejudice to any other remedy, use all or a portion of the Security Deposit to satisfy past due Rent or to cure any uncured default by Tenant. If Landlord uses the Security Deposit, Tenant shall on demand restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, Landlord shall return any unapplied balance of the Security Deposit to Tenant within thirty (30) day(s) after Tenant surrenders the Premises to Landlord. In addition to any other deductions Landlord is entitled to make pursuant to the terms hereof, Landlord shall have the right to make a good faith estimate of any unreconciled Expenses and Taxes as of the Termination Date and to deduct any anticipated shortfall from the Security Deposit. If Landlord transfers its interest in the Premises, Landlord shall assign the Security Deposit to the transferee and, following the assignment, Landlord shall have no further liability for the return of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts.

  B. The Security Deposit may be in the form of an irrevocable letter of credit (the "Letter of Credit"), which Letter of Credit shall: (a) be in the amount of Eight Hundred Thousand Dollars ($800,000); (b) be in substantially the form of Exhibit H attached hereto; (c) name Landlord as its beneficiary; (d) be drawn on an FDIC insured financial institution satisfactory to the Landlord; (e) expressly allow Landlord to draw upon it:
     (i) in the event that the Tenant is in default under the Lease beyond applicable notice and cure periods by delivering to the issuer of the Letter of Credit written notice to such effect and certifying that Landlord is entitled to draw thereunder pursuant to the terms of this Lease; or (ii) if Tenant, within thirty (30) days prior to expiration of the Letter of Credit then held by Landlord, fails to provide Landlord with a replacement Letter of Credit meeting the requirements herein; (f) expressly state that it will be honored by the issuer without inquiry into the accuracy of any such notice or statement made by Landlord; (g) expressly permit multiple or partial draws up to the stated amount of the Letter of Credit; (h) expressly provide that it is transferable to any successor of Landlord; and
     (i) expire no earlier than sixty (60) days after the Termination Date of this Lease.

VII. Services to be Furnished by Landlord.

  A. Landlord agrees to furnish Tenant with the following services: (1) Water service for use in the lavatories on each floor on which the Premises are located; (2) Heat, ventilation and air conditioning in season during Normal Business Hours, at such temperatures and in such amounts as are standard for comparable Class A buildings or as required by governmental authority. Tenant, upon such advance notice as is reasonably required by Landlord, shall have the right to receive HVAC service during hours other than Normal Business Hours. Tenant shall pay Landlord's actual costs of providing such after-hours HVAC service (including a reasonable charge for additional wear and tear on equipment); ; (3) Maintenance and repair of the Property as described in Section IX.B.; (4) Janitor service on the evenings prior to Business Days. If Tenant's use, floor covering or other improvements require special services in excess of the standard services for the Building, Tenant shall pay the additional cost attributable to the special services; (5) Elevator service 24 hours per day, 7 days per week; (6) Electricity to the Premises for the Permitted Use, in accordance with and subject to the terms and conditions in Article X; and (7) such other services as Landlord reasonably determines are necessary or appropriate for the Property.

  B. Landlord's failure to furnish, or any interruption or termination of, services due to the application of Laws, the failure of any equipment, the performance of repairs, improvements or alterations, or the occurrence of any event or cause beyond the reasonable control of Landlord (a "Service Failure") shall not render Landlord liable to Tenant, constitute a constructive eviction of Tenant, give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement. However, if the Premises, or a material portion of the Premises, is made untenantable for a period in excess of 3 consecutive Business Days as a result of the Service Failure, then Tenant, as its sole remedy, shall be entitled to receive an abatement of Rent payable hereunder during the period beginning on the 4th consecutive Business Day of the Service Failure and ending on the day the service has been restored. If the entire Premises has not been rendered untenantable by the Service Failure, the amount of abatement that Tenant is entitled to receive shall be prorated based upon the percentage of the Premises rendered untenantable and not used by Tenant. In no event, however, shall Landlord be liable to Tenant for any loss or damage, including the theft of Tenant's Property (defined in Article XV), arising out of or in connection with the failure of any security services, personnel or equipment.

VIII.  Leasehold Improvements.

     All improvements to the Premises (collectively, "Leasehold Improvements") shall be owned by Landlord and shall remain upon the Premises without compensation to Tenant. However, Landlord, by written notice to Tenant within 30 days prior to the Termination Date, may require Tenant to remove, at Tenant's expense: (1) Cable (defined in Section IX.A) installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; and (2) any Leasehold Improvements that are performed by or for the benefit of Tenant and, in Landlord's reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard office improvements (collectively referred to as "Required Removables"). Without limitation, it is agreed that Required Removables include internal stairways, raised floors, personal baths and showers, vaults, rolling file systems and structural alterations and modifications of any type. The Required Removables designated by Landlord shall be removed by Tenant before the Termination Date, provided that upon prior written notice to Landlord, Tenant may remain in the Premises for up to 5 days after the Termination Date for the sole purpose of removing the Required Removables. Tenant's possession of the Premises shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent on a per diem basis at the rate in effect for the last month of the Term. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to remove any Required Removables or perform related repairs in a timely manner, Landlord, at Tenant's expense, may remove and dispose of the Required Removables and perform the required repairs. Tenant, within 30 days after receipt of an invoice, shall reimburse Landlord for the reasonable costs incurred by Landlord. Notwithstanding the foregoing, Tenant, at the time it requests approval for a proposed Alteration (defined in Section IX.C), may request in writing that Landlord advise Tenant whether the Alteration or any portion of the Alteration will be designated as a Required Removable. Within 10 days after receipt of Tenant's request, Landlord shall advise Tenant in writing as to which portions of the Alteration, if any, will be considered to be Required Removables. In addition, Tenant shall not be required to remove any portion of the Tenant Improvements at the end of the Term.

IX.  Repairs and Alterations.

  A. Tenant's Repair Obligations.  Tenant shall, at its sole cost and expense,
     ---------------------------
     promptly perform all maintenance and repairs to the Premises that are not Landlord's express responsibility under this Lease, and shall keep the Premises in good condition and repair, reasonable wear and tear excepted. Tenant's repair obligations include, without limitation, repairs to: (1) floor covering; (2) interior partitions; (3) doors; (4) the interior side of demising walls; (5) electronic, phone and data cabling and related equipment (collectively, "Cable") that is installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; (6) supplemental air conditioning units, private showers and kitchens, including hot water heaters, plumbing, and similar facilities serving Tenant exclusively; and (7) Alterations performed by contractors retained by Tenant, including related HVAC balancing required as a result of such Alteration. All work shall be performed in accordance with the rules and procedures described in Section IX.C. below. If Tenant fails to make any repairs to the Premises for more than 15 days after notice from Landlord (although notice shall not be required if there is an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs to Landlord within 30 days after receipt of an invoice, together with an administrative charge in an amount equal to 5% of the cost of the repairs. Notwithstanding the foregoing, if the repair to be performed by Tenant cannot reasonably be completed within ten (10) days by Tenant or Landlord, Landlord shall not exercise its right to make such repair on Tenant's behalf so long as Tenant commences such repair within five (5) days after notice from Landlord and is diligently pursuing the same to completion.

  B. Landlord's Repair Obligations. Landlord shall keep and maintain in good
     ------------------------------
     condition and repair and working order and make repairs to and perform maintenance upon: (1) structural elements of the Building; (2) mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building in general; (3) Common Areas; (4) the roof and roof membrane of the Building; (5) exterior windows of the Building; and (6) elevators serving the Building. Landlord shall promptly make repairs (considering the nature and urgency of the repair) for which Landlord is responsible.

  C. Alterations.  Tenant shall not make alterations, additions or improvements
     ------------
     to the Premises or install any Cable in the Premises or other portions of the Building (collectively referred to as "Alterations") without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. However, Landlord's consent shall not be required for any Alteration that satisfies all of the following criteria (a "Cosmetic Alteration"): (1) is of a cosmetic nature such as painting, wallpapering, hanging pictures and installing carpeting;
     (2) is not visible from the exterior of the Premises or Building; (3) will not affect the systems or structure of the Building; and (4) does not require work to be performed inside the walls or above the ceiling of the Premises. However, even though consent is not required, the performance of Cosmetic Alterations shall be subject to all the other provisions of this
     Section IX.C. Prior to starting work, Tenant shall furnish Landlord with plans and specifications reasonably acceptable to Landlord; names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to Building systems, and Tenant may designate non-union contractors for Alterations to be constructed after the Commencement Date); copies of contracts; necessary permits and approvals; evidence of contractor's and subcontractor's insurance in amounts reasonably required by Landlord. Changes to the plans and specifications must also be submitted to Landlord for its approval. Alterations shall be constructed in a good and workmanlike manner using materials of a quality that is at least equal to the quality designated by Landlord as the minimum standard for the Building. Landlord may designate reasonable rules, regulations and procedures for the performance of work in the Building and, to the extent reasonably necessary to avoid disruption to the occupants of the Building, shall have the right to designate the time when Alterations may be performed. Tenant shall reimburse Landlord within 30 days after receipt of an invoice for sums paid by Landlord for third party examination of Tenant's plans for non-Cosmetic Alterations. In addition, within 30 days after receipt of an invoice from Landlord, Tenant shall pay Landlord a reasonable hourly fee (currently $100 per hour) for Landlord's oversight and coordination of any non-Cosmetic Alterations. Upon completion, Tenant shall furnish "as-built" plans (except for Cosmetic Alterations), completion affidavits, full and final waivers of lien and receipted bills covering all labor and materials. Tenant shall assure that the Alterations comply with all insurance requirements and Laws. Landlord's approval of an Alteration shall not be a representation by Landlord that the Alteration complies with applicable Laws or will be adequate for Tenant's use.

X.   Use of Electrical Services by Tenant.

  A. Electricity used by Tenant in the Premises shall, at Landlord's option, be paid for by Tenant either: (1) through inclusion in Expenses (except as provided in Section X.B. for excess usage); (2) by a separate charge payable by Tenant to Landlord within 30 days after billing by Landlord; or
     (3) by separate charge billed by the applicable utility company and payable directly by Tenant. Electrical service to the Premises may be furnished by one or more companies providing electrical generation, transmission and distribution services, and the cost of electricity may consist of several different components or separate charges for such services, such as generation, distribution and stranded cost charges. Landlord shall have the exclusive right to select any company providing electrical service to the Premises, to aggregate the electrical service for the Property and Premises with other buildings, to purchase electricity through a broker and/or buyers group and to change the providers and manner of purchasing electricity.

  B. Tenant's use of electrical service shall not exceed, either in voltage, rated capacity, use beyond Normal Business Hours or overall load, Building capacities. Building electrical capacities are 4.5 watts per square foot connected load for convenience outlets, 1.2 watts per square foot connected load for lighting (the code maximum), and an HVAC capacity for lights and equipment of 3.5 watts per square foot (diversified load). An additional
     1.5 watts per square foot connect load for convenience outlets can be made available to Tenant and the cost of such increased capacity shall be paid by Tenant. In the event Tenant elects to increase its connected load for convenience outlets to 6.0 watts per square foot, Landlord reserves the right to submeter the Premises and charge Tenant directly for such excess usage. If Tenant requests permission to consume excess electrical service, Landlord may refuse to consent or may condition consent upon conditions that Landlord reasonably elects (including, without limitation, the installation of utility service upgrades, meters, submeters, air handlers or cooling units), and the additional usage (to the extent permitted by
     Law), installation and maintenance costs shall be paid by Tenant. Landlord shall have the right to separately meter electrical usage for the Premises and to measure electrical usage by survey or other commonly accepted methods.

XI.  Entry by Landlord.

     Landlord, its agents, contractors and representatives may enter the Premises to inspect or show the Premises, to clean and make repairs, alterations or additions to the Premises, and to conduct or facilitate repairs, alterations or additions to any portion of the Building, including other tenants' premises. Except in emergencies or to provide janitorial and other Building services after Normal Business Hours, Landlord shall provide Tenant with reasonable prior notice of entry into the Premises, which may be given orally. In exercising any entry rights hereunder, Landlord shall comply with all reasonable measures requested by Tenant in order to preserve the confidentiality and security of Tenant's operations and business. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close all or a portion of the Premises to perform repairs, alterations and additions. However, except in emergencies, Landlord will not close the Premises if the work can reasonably be completed on weekends and after Normal Business Hours. Entry by Landlord shall not constitute constructive eviction or entitle Tenant to an abatement or reduction of Rent.

XII. Assignment and Subletting.

  A. Except in connection with a Permitted Transfer (defined in Section XII.E. below), Tenant shall not assign, sublease, transfer or encumber any interest in this Lease or allow any third party to use any portion of the Premises (collectively or individually, a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld if Landlord does not elect to exercise its termination rights under Section XII.B below. Without limitation, it is agreed that Landlord's consent shall not be considered unreasonably withheld if: (1) in the event of a proposed assignment of this Lease, the proposed transferee's financial condition does not meet the criteria Landlord uses to select Building tenants having similar leasehold obligations; (2) the proposed transferee's business is not suitable for the Building considering the business of the other tenants and the Building's prestige, or would result in a violation of an exclusive use right of another tenant; (3) the proposed transferee is a governmental agency or occupant of the Building; (4) Tenant is in default after the expiration of the notice and cure periods in this Lease; or (5) any portion of the Building or Premises would likely become subject to additional or different Laws that would have a material, adverse effect on the Building as a consequence of the proposed Transfer. Tenant shall not be entitled to receive monetary damages based upon a claim that Landlord unreasonably withheld its consent to a proposed Transfer and Tenant's sole remedy shall be an action to enforce any such provision through specific performance or declaratory judgment. Any attempted Transfer in violation of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more Transfer(s) shall not operate as a waiver of Landlord's rights to approve any subsequent Transfers. In no event shall any Transfer or Permitted Transfer release or relieve Tenant from any obligation under this Lease.

  B. As part of its request for Landlord's consent to a Transfer, Tenant shall provide Landlord with financial statements for the proposed transferee (in the event of a proposed assignment), a complete copy of the proposed assignment, sublease and other contractual documents and such other information as Landlord may reasonably request. Landlord shall, by written notice to Tenant within 30 days of its receipt of the required information and documentation, either: (1) consent to the Transfer by the execution of a consent agreement in a form reasonably designated by Landlord or reasonably refuse to consent to the Transfer in writing; or (2) exercise its right to terminate this Lease with respect to the portion of the Premises that Tenant is proposing to assign or sublet; provided, however, that Landlord shall not exercise its right to terminate this Lease in the event Tenant is proposing to sublet, in the aggregate, no more than 25% of the area of the Premises for less than all or substantially all of the remainder of the Term. Any such termination shall be effective on the proposed effective date of the Transfer for which Tenant requested consent. Tenant shall pay Landlord a review fee of $750.00 for Landlord's review of any Permitted Transfer or requested Transfer, provided if Landlord's actual reasonable costs and expenses (including reasonable attorney's fees) exceed $750.00, Tenant shall reimburse Landlord for its actual reasonable costs and expenses in lieu of a fixed review fee.

  C. Tenant shall pay Landlord 50% of all rent and other consideration which Tenant receives as a result of a Transfer that is in excess of the Rent payable to Landlord for the portion of the Premises and Term covered by the Transfer. Tenant shall pay Landlord such excess within 30 days after Tenant's receipt of such amounts. Tenant may deduct from the excess all reasonable and customary expenses directly incurred by Tenant attributable to the Transfer (other than Landlord's review fee), including brokerage fees, legal fees and construction costs. If Tenant is in Monetary Default (defined in Section XIX.A. below), Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of any payments received (less Landlord's share of such excess).

  D. Except as provided below with respect to a Permitted Transfer, if Tenant is a corporation, limited liability company, partnership, or similar entity, and if the entity which owns or controls a majority of the voting shares/rights at any time changes for any reason (including but not limited to a merger, consolidation or reorganization), such change of ownership or control shall constitute a Transfer. The foregoing shall not apply so long as Tenant is an entity whose outstanding stock is listed on a recognized security exchange, or if at least 80% of its voting stock is owned by another entity, the voting stock of which is so listed.

  E. Tenant may assign its entire interest under this Lease, or sublease all or any portion of the Premises, to an affiliate of Tenant (meaning an entity that controls, is controlled by, or is under common control with, Tenant) or to a successor to Tenant by purchase, merger, consolidation or reorganization without the consent of Landlord, provided that all of the following conditions are satisfied (a "Permitted Transfer"): (1) Tenant is not in default under this Lease after the expiration of any applicable notice and cure periods in this Lease; (2) Tenant's successor shall own all or substantially all of the assets of Tenant; (3) Tenant's successor shall have a net worth which is at least equal to the greater of Tenant's net worth at the date of this Lease or Tenant's net worth as of the day prior to the proposed purchase, merger, consolidation or reorganization; (4) the Permitted Use does not allow the Premises to be used for retail purposes; and (5) Tenant shall give Landlord written notice at least 20 days prior to the effective date of the proposed assignment, purchase, merger, consolidation or reorganization. Tenant's notice to Landlord shall include information and documentation showing that each of the above conditions has been satisfied. If requested by Landlord in the event of an assignment, Tenant's successor shall sign a commercially reasonable form of assumption agreement.

XIII.  Liens.

     Tenant shall not permit mechanic's or other liens to be placed upon the Property, Premises or Tenant's leasehold interest in connection with any work or service done or purportedly done by or for benefit of Tenant. If a lien is so placed, Tenant shall, within 20 days of notice from Landlord of the filing of the lien, fully discharge the lien by settling the claim which resulted in the lien or by bonding or insuring over the lien in the manner prescribed by the applicable lien Law. If Tenant fails to discharge the lien, then, in addition to any other right or remedy of Landlord, Landlord may bond or insure over the lien or otherwise discharge the lien. Tenant shall reimburse Landlord for any amount paid by Landlord to bond or insure over the lien or discharge the lien, including, without limitation, reasonable attorneys' fees (if and to the extent permitted by Law) within 30 days after receipt of an invoice from Landlord.

XIV. Indemnity and Waiver of Claims.

   A. Except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Related Parties (defined below), Tenant shall indemnify, defend and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, Mortgagee(s) (defined in Article XXVI) and agents ("Landlord Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions (including violations of Law) of Tenant, the Tenant Related Parties (defined below) or any of Tenant's transferees, contractors or licensees.

   B. Except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Related Parties (defined below), Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents ("Tenant Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties and arising out of or in connection with the acts or omissions (including violations of Law) of Landlord, the Landlord Related Parties or any of Landlord's contractors.

   C. Except for matters arising out of the negligence or willful misconduct of Landlord or the Landlord Related Parties, Landlord and the Landlord Related Parties shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant's business or loss, theft or damage to Tenant's Property or the property of any person claiming by, through or under Tenant resulting from: (1) wind or weather; (2) the failure of any sprinkler, heating or air-conditioning equipment, any electric wiring or any gas, water or steam pipes; (3) the backing up of any sewer pipe or downspout; (4) the bursting, leaking or running of any tank, water closet, drain or other pipe; (5) water, snow or ice upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; (6) any act or omission of any party other than Landlord or Landlord Related Parties; and (7) any causes not reasonably within the control of Landlord. Tenant shall insure itself against such losses under Article XV below.

XV.   Insurance.

      Tenant shall carry and maintain the following insurance ("Tenant's Insurance"), at its sole cost and expense: (1) Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of $2,000,000.00; (2) All Risk Property/Business Interruption Insurance written at replacement cost value and with a replacement cost endorsement covering all of Tenant's trade fixtures, equipment, furniture and other personal property within the Premises ("Tenant's Property"); (3) Workers' Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute; and (4) Employers Liability Coverage of at least $1,000,000.00 per occurrence. Any company writing any of Tenant's Insurance shall have an A.M. Best rating of not less than A-VIII. All Commercial General Liability Insurance policies shall name Tenant as a named insured and Landlord (or any successor), Equity Office Properties Trust, a Maryland real estate investment trust, EOP Operating Limited Partnership, a Delaware limited partnership, Wright Runstad Associates Limited Partnership, a Washington limited partnership, any Mortgagee(s), and their respective members, principals, beneficiaries, partners, officers, directors, employees, and agents, and other designees of Landlord as the interest of such designees shall appear, as additional insureds. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) shall give Landlord and its designees at least 30 days advance written notice of any cancellation, termination or lapse of insurance. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant's Insurance prior to the earlier to occur of the Commencement Date or the date Tenant is provided with possession of the Premises for any reason, and upon renewals at least 15 days prior to the expiration of the insurance coverage. Landlord shall maintain so called All Risk property insurance on the Building at replacement cost value, as reasonably estimated by Landlord and shall deliver a certificate evidencing such insurance to Tenant upon Tenant's request. Except as specifically provided to the contrary, the limits of either party's insurance shall not limit such party's liability under this Lease.

XVI. Subrogation.

     Notwithstanding anything in this Lease to the contrary, Landlord and Tenant shall cause their respective insurance carriers to waive any and all rights of recovery, claim, action or causes of action against the other and their respective trustees, principals, beneficiaries, partners, officers, directors, agents, and employees, for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to Tenant's Property, the Building, the Premises, any additions or improvements to the Building or Premises, or any contents thereof, including all rights of recovery, claims, actions or causes of action arising out of the negligence of Landlord or any Landlord Related Parties or the negligence of Tenant or any Tenant Related Parties, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance.

XVII.  Casualty Damage.

  A. If all or any part of the Premises is damaged by fire or other casualty, Tenant shall immediately notify Landlord in writing. During any period of time that all or a portion of the Premises is rendered untenantable as a result of a fire or other casualty, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant. Landlord shall have the right to terminate this Lease if: (1) the Building shall be damaged so that, in Landlord's reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged) and Landlord is therefore terminating all similarly situated leases in the Building ; (2) Landlord is not permitted by Law to rebuild the Building in substantially the same form as existed before the fire or casualty; (3) the Premises have been materially damaged and there is less than 2 years of the Term remaining on the date of the casualty; (4) any Mortgagee requires that the insurance proceeds over $200,000 be applied to the payment of the mortgage debt; or (5) a material uninsured loss to the Building occurs. Landlord may exercise its right to terminate this Lease by notifying Tenant in writing within 90 days after the date of the casualty. In addition to Landlord's rights to terminate as provided herein, Tenant shall have the right to terminate this Lease if:
     (1) a substantial portion of the Premises has been damaged by fire or other casualty and such damage cannot reasonably be repaired within sixty (60) days after the date of such fire or other casualty; (2) there is less than one (1) year of the Lease Term remaining on the date of such casualty; (3) the casualty was not caused by the negligence or willful misconduct of Tenant or its agents, employees or contractors; and (4) Tenant provides Landlord with written notice of its intent to terminate within thirty (30) days after the date of the fire or other casualty. If neither Landlord nor Tenant elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to repair and restore the Building and the Leasehold Improvements (excluding any Alterations that were performed by Tenant in violation of this Lease). However, in no event shall Landlord be required to spend more than the insurance proceeds received by Landlord. Landlord shall not be liable for any loss or damage to Tenant's Property or to the business of Tenant resulting in any way from the fire or other casualty or from the repair and restoration of the damage. Landlord and Tenant hereby waive the provisions of any Law relating to the matters addressed in this Article, and agree that their respective rights for damage to or destruction of the Premises shall be those specifically provided in this Lease.

  B. If all or any portion of the Premises shall be made untenantable by fire or other casualty, Landlord shall, with reasonable promptness, cause an architect or general contractor selected by Landlord to provide Landlord and Tenant with a written estimate of the amount of time required to substantially complete the repair and restoration of the Premises and make the Premises tenantable again, using standard working methods ("Completion Estimate"). If the Completion Estimate indicates that the Premises cannot be made tenantable within 210 days from the date the repair and restoration is started, then regardless of anything in Section XVII.A above to the contrary, either party shall have the right to terminate this Lease by giving written notice to the other of such election within 10 days after receipt of the Completion Estimate.

XVIII.  Condemnation.

        Either party may terminate this Lease if the whole or any material part of the Premises shall be taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a "Taking"). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building in a manner comparable to the Building's use prior to the Taking and Landlord is terminating all other similarly situated leases in the Building. In order to exercise its right to terminate the Lease, Landlord or Tenant, as the case may be, must provide written notice of termination to the other within 45 days after the terminating party first receives notice of the Taking. Any such termination shall be effective as of the date the physical taking of the Premises or the portion of the Building or Property occurs. If this Lease is not terminated, the Rentable Square Footage of the Building, the Rentable Square Footage of the Premises and Tenant's Pro Rata Share shall, if applicable, be appropriately adjusted. In addition, Rent for any portion of the Premises taken or condemned shall be abated during the unexpired Term of this Lease effective when the physical taking of the portion of the Premises occurs. All compensation awarded for a Taking, or sale proceeds, shall be the property of Landlord, any right to receive compensation or proceeds being expressly waived by Tenant. However, Tenant may file a separate claim at its sole cost and expense for Tenant's Property and Tenant's reasonable relocation expenses, provided the filing of the claim does not diminish the award which would otherwise be receivable by Landlord .

XIX. Events of Default.

  Tenant shall be considered to be in default of this Lease upon the occurrence of any of the following events of default:

  A. Tenant's failure to pay when due all or any portion of the Rent, if the failure continues for 3 business days after written notice to Tenant ("Monetary Default").

  B. Tenant's failure (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, if the failure is not cured within 20 days after written notice to Tenant. However, if Tenant's failure to comply cannot reasonably be cured within 20 days, Tenant shall be allowed additional time (not to exceed 90 days) as is reasonably necessary to cure the failure so long as: (1) Tenant commences to cure the failure within 20 days, and (2) Tenant diligently pursues a course of action that will cure the failure and bring Tenant back into compliance with the Lease. However, if Tenant's failure to comply creates a hazardous condition, the failure must be cured immediately upon notice to Tenant. In addition, if Landlord provides Tenant with notice of Tenant's failure to comply with any particular term, provision or covenant of the Lease on 3 occasions during any 12 month period, Tenant's subsequent violation of such term, provision or covenant shall, at Landlord's option, not require further notice (except as required by law).

  C. Tenant or any Guarantor becomes insolvent, makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts when due.

  D. The leasehold estate is taken by process or operation of Law.

XX.  Remedies.

  A. Upon any default, Landlord shall have the right without notice or demand (except as provided in Article XIX) to pursue any of its rights and remedies at Law or in equity, including any one or more of the following remedies:

     1. Terminate this Lease, in which case Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises, Landlord may, in compliance with applicable Law and without prejudice to any other right or remedy, enter upon and take possession of the Premises and expel and remove Tenant, Tenant's Property and any party occupying all or any part of the Premises. Tenant shall pay Landlord on demand the amount of all past due Rent and other losses and damages which Landlord may suffer as a result of Tenant's default, whether by Landlord's inability to relet the Premises on satisfactory terms or otherwise, including, without limitation, all Costs of Reletting (defined below) and any deficiency that may arise from reletting or the failure to relet the Premises. "Costs of Reletting" shall include all costs and expenses incurred by Landlord in reletting or attempting to relet the Premises, including, without limitation, reasonable legal fees, brokerage commissions, the cost of alterations and the value of other concessions or allowances granted to a new tenant.

     2. Terminate Tenant's right to possession of the Premises and, in compliance with applicable Law, expel and remove Tenant, Tenant's Property and any parties occupying all or any part of the Premises. Landlord may (but shall not be obligated to) relet all or any part of the Premises, without notice to Tenant, for a term that may be greater or less than the balance of the Term and on such conditions (which may include concessions, free rent and alterations of the Premises) and for such uses as Landlord in its absolute discretion shall determine. Landlord may collect and receive all rents and other income from the reletting. Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the reletting or failure to relet the Premises. Landlord shall not be responsible or liable for the failure to relet all or any part of the Premises or for the failure to collect any Rent. The re-entry or taking of possession of the Premises shall not be construed as an election by Landlord to terminate this Lease unless a written notice of termination is given to Tenant.

     3. In lieu of calculating damages under Sections XX.A.1 or XX.A.2 above, Landlord may elect to receive as damages the sum of (a) all Rent accrued through the date of termination of this Lease or Tenant's right to possession, and (b) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at the Prime Rate (defined in Section XX.B. below) then in effect, minus the then present fair rental value of the Premises for the remainder of the Term, similarly discounted, after deducting all anticipated Costs of Reletting.

  B. Unless expressly provided in this Lease, the repossession or re-entering of all or any part of the Premises shall not relieve Tenant of its liabilities and obligations under the Lease. No right or remedy of Landlord shall be exclusive of any other right or remedy. Each right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to Landlord at Law or in equity. If Landlord declares Tenant to be in default, Landlord shall be entitled to receive interest on any unpaid item of Rent at a rate equal to the Prime Rate plus 4%. For purposes hereof, the "Prime Rate" shall be the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the state in which the Building is located. Forbearance by Landlord to enforce one or more remedies shall not constitute a waiver of any default.

XXI. Limitation of Liability.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE PROPERTY. TENANT SHALL LOOK SOLELY TO LANDLORD'S INTEREST IN THE PROPERTY FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD. NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. INTEREST OF LANDLORD IN THE BUILDING SHALL INCLUDE ANY ASSETS OF LANDLORD IN THE OPERATION OF THE BUILDING (PRIOR TO THE DISTRIBUTION OF SAME TO ANY PARTNER OR SHAREHOLDER OF LANDLORD OR ANY OTHER THIRD PARTY) SUCH AS ACCOUNTS RECEIVABLE, RENTS DUE FROM TENANTS, INSURANCE PROCEEDS, FIXTURES, EQUIPMENT, SUPPLIES, CLAIMS OF ANY NATURE, SORT OR DESCRIPTION AND ANY OTHER ITEMS DEEMED TO BE ASSETS IN CONNECTION WITH THE OWNERSHIP, MAINTENANCE AND OPERATION OF THE BUILDING. BEFORE FILING SUIT FOR AN ALLEGED DEFAULT BY LANDLORD, TENANT SHALL GIVE LANDLORD AND THE MORTGAGEE(S) (DEFINED IN ARTICLE XXVI BELOW) WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES (DEFINED IN ARTICLE XXVI BELOW) ON THE PROPERTY, BUILDING OR PREMISES, NOTICE AND

REASONABLE TIME TO CURE THE ALLEGED DEFAULT. IN ADDITION, TENANT ACKNOWLEDGES THAT ANY ENTITY MANAGING THE BUILDING ON BEHALF OF LANDLORD, OR WHICH EXECUTES THIS LEASE AS AGENT FOR LANDLORD, IS ACTING SOLELY IN ITS CAPACITY AS AGENT FOR LANDLORD AND SHALL NOT BE LIABLE FOR ANY OBLIGATIONS, LIABILITIES, LOSSES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, ALL OF WHICH ARE EXPRESSLY WAIVED BY TENANT.

XXII.   No Waiver.

        Either party's failure to declare a default immediately upon its occurrence, or delay in taking action for a default shall not constitute a waiver of the default, nor shall it constitute an estoppel. Either party's failure to enforce its rights for a default shall not constitute a waiver of its rights regarding any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

XXIII.  Quiet Enjoyment.

        Tenant shall, and may peacefully have, hold and enjoy the Premises, subject to the terms of this Lease, provided Tenant pays the Rent and fully performs all of its covenants and agreements. This covenant and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building, and shall not be a personal covenant of Landlord or the Landlord Related Parties.

XXIV.   Intentionally Omitted.

XXV.    Holding Over.

        Except for any permitted occupancy by Tenant under Article VIII, if Tenant fails to surrender the Premises at the expiration or earlier termination of this Lease, occupancy of the Premises after the termination or expiration shall be that of a tenancy at sufferance. Tenant's occupancy of the Premises during the holdover shall be subject to all the terms and provisions of this Lease and Tenant shall pay an amount (on a per month basis without reduction for partial months during the holdover) equal to 150% of the sum of the Base Rent and Additional Rent due for the period immediately preceding the holdover. No holdover by Tenant or payment by Tenant after the expiration or early termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. In addition to the payment of the amounts provided above, if Landlord is unable to deliver possession of the Premises to a new tenant, or to perform improvements for a new tenant, as a result of Tenant's holdover and Tenant fails to vacate the Premises within 15 days after Landlord notifies Tenant of Landlord's inability to deliver possession, or perform improvements, Tenant shall be liable to Landlord for all damages, including, without limitation, consequential damages, that Landlord suffers from the holdover.

XXVI.   Subordination to Mortgages; Estoppel Certificate.

        Tenant accepts this Lease subject and subordinate to any mortgage(s), deed(s) of trust, ground lease(s) or other lien(s) now or subsequently arising upon the Premises, the Building or the Property, and to renewals, modifications, refinancings and extensions thereof (collectively referred to as a "Mortgage"). Landlord represents that Bank of America N.A. and Union Bank of California, as co-lenders, are the only Mortgagees (defined below) having a lien on the Property as of the date of execution of this Lease, and Landlord shall deliver to Tenant, in recordable form, a subordination, nondisturbance and attornment agreement from such Mortgagees in substantially the form of Exhibit F within thirty (30) days after execution of this Lease, and if such agreement is not so delivered Tenant shall have the right to terminate this Lease upon written notice given to Landlord within fifteen (15) days thereafter. The party having the benefit of a Mortgage shall be referred to as a "Mortgagee". This clause shall be self-operative, but upon request from a Mortgagee, Tenant shall execute a commercially reasonable subordination agreement in favor of the Mortgagee, including a subordination, non-disturbance and attornment agreement in the form of Exhibit F attached hereto. In lieu of having the Mortgage be superior to this Lease, a Mortgagee shall have the right at any time to subordinate its Mortgage to this Lease. If requested by a successor-in-interest to all or a part of Landlord's interest in the Lease, Tenant shall, without charge, attorn to the successor-in-interest. Landlord and Tenant shall each, within 10 days after receipt of a written request from the other, execute and deliver an estoppel certificate to those parties as are reasonably requested by the other (including a Mortgagee or prospective purchaser). The estoppel certificate shall include a statement certifying that this Lease is unmodified (except as identified in the estoppel certificate) and in full force and effect, describing the dates to which Rent and other charges have been paid, representing that, to such party's actual knowledge, there is no default (or stating the nature of the alleged default) and indicating other matters with respect to the Lease that may reasonably be requested.

XXVII.  Attorneys' Fees.

        If either party institutes a suit against the other for violation of or to enforce any covenant or condition of this Lease, or if either party intervenes in any suit in which the other is a party to enforce or protect its interest or rights, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorneys' fees.

XXVIII. Notice.

        If a demand, request, approval, consent or notice (collectively referred to as a "notice") shall or may be given to either party by the other, the notice shall be in writing and delivered by hand or sent by registered or certified mail with return receipt requested, or sent by overnight or same day courier service at the party's respective Notice Address(es) set forth in Article I, except that if Tenant has vacated the Premises (or if the Notice Address for Tenant is other than the Premises, and Tenant has vacated such address) without providing Landlord a new Notice Address, Landlord may serve notice in any manner described in this Article or in any other manner permitted by Law. Each notice shall be deemed to have been received or given on the earlier to occur of actual delivery or the date on which delivery is refused, or, if Tenant has vacated the Premises or the other Notice Address of Tenant without providing a new Notice Address, three (3) business days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Either party may, at any time, change its Notice Address by giving the other party written notice of the new address in the manner described in this Article.

XXIX.   Excepted Rights.

        This Lease does not grant any rights to light or air over or about the Building. Except as otherwise expressly set forth in this Lease, Landlord excepts and reserves exclusively to itself the use of: (1) roofs, (2) telephone, electrical and janitorial closets, (3) equipment rooms, Building risers or similar areas that are used by Landlord for the provision of Building services,
(4) rights to the land and improvements below the floor of the Premises, (5) the improvements and air rights above the Premises, (6) the improvements and air rights outside the demising walls of the Premises, and (7) the areas within the Premises used for the installation of utility lines and other installations serving occupants of the Building. Landlord has the right to change the Building's name or address. Landlord also has the right to make such other changes to the Property and Building as Landlord deems appropriate, provided the changes do not materially affect Tenant's ability to use the Premises for the Permitted Use or materially adversely affect Tenant's rights under this Lease. Landlord shall also have the right (but not the obligation) to temporarily close the Building if Landlord reasonably determines that there is an imminent danger of significant damage to the Building or of personal injury to Landlord's employees or the occupants of the Building. The circumstances under which Landlord may temporarily close the Building shall include, without limitation, electrical interruptions, hurricanes and civil disturbances. A closure of the Building under such circumstances shall not constitute a constructive eviction nor entitle Tenant to an abatement or reduction of Rent.

XXX.    Surrender of Premises.

        At the expiration or earlier termination of this Lease or Tenant's right of possession, Tenant shall remove Tenant's Property (defined in Article XV) from the Premises, and quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. Tenant shall also be required to remove the Required Removables in accordance with
Article VIII. If Tenant fails to remove any of Tenant's Property within 2 days after the termination of this Lease or of Tenant's right to possession, Landlord, at Tenant's sole cost and expense, shall be entitled (but not obligated) to remove and store Tenant's Property. Landlord shall not be responsible for the value, preservation or safekeeping of Tenant's Property. Tenant shall pay Landlord, upon demand, the expenses and storage charges incurred for Tenant's Property. In addition, if Tenant fails to remove Tenant's Property from the Premises or storage, as the case may be, within 30 days after written notice, Landlord may deem all or any part of Tenant's Property to be abandoned, and title to Tenant's Property shall be deemed to be immediately vested in Landlord.

XXXI.   Miscellaneous.

   A. This Lease and the rights and obligations of the parties shall be interpreted, construed and enforced in accordance with the Laws of the state of Washington and Landlord and Tenant hereby irrevocably consent to the jurisdiction and proper venue of such state. If any term or provision of this Lease shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by Law. The headings and titles to the

        Articles and Sections of this Lease are for convenience only and shall have no effect on the interpretation of any part of the Lease.

  B. Tenant shall not record this Lease without Landlord's prior written consent, but the parties shall, at the request of either party, execute and record a memorandum of this Lease in a form acceptable to both parties.

  C. Landlord and Tenant hereby waive any right to trial by jury in any proceeding based upon a breach of this Lease.

  D. Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant, the period of time for the performance of such action shall be extended by the number of days that the performance is actually delayed due to strikes, acts of God, shortages of labor or materials, war, civil disturbances and other causes beyond the reasonable control of the performing party ("Force Majeure"). However, events of Force Majeure shall not extend any period of time for the payment of Rent or other sums payable by either party or any period of time for the written exercise of an option or right by either party.

  E. After the Commencement Date, Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and/or Property referred to herein, and upon such transfer, and upon Landlord's delivery of the Security Deposit to the transferee and the transferee's written assumption of all of Landlord's obligations contained in this Lease accruing from and after the date of such assumption, Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations.

  F.      1.  Tenant represents that it has dealt directly with and only with the Brokers as a broker in connection with this Lease. Tenant shall indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of the Brokers and any brokers claiming to have represented Landlord in connection with this Lease. Landlord agrees to pay a brokerage commission to Brokers in accordance with the terms of a written commission agreement between Landlord and Brokers.

          2. Agency Disclosure. At the signing of this Lease, Landlord's leasing agent, Tim O'Keefe, of Colliers International, Inc. represented Landlord. At the signing of this Lease, Tenant's agent, Craig Levine of Leibsohn & Company represented Tenant. Each party signing this document confirms that the prior oral and/or written disclosure of agency was provided to such party in this transaction, as required by RCW 18.86.030(1)(g).

          3. Landlord and Tenant, by their execution of this Lease, each acknowledge and agree that they have timely received a pamphlet on the law of real estate agency as required under RCW
              18.86.030(1)(f).

     G. Tenant covenants, warrants and represents that: (1) each individual executing, attesting and/or delivering this Lease on behalf of Tenant is authorized to do so on behalf of Tenant; (2) this Lease is binding upon Tenant; and (3) Tenant is duly organized and legally existing in the state of its organization and is qualified to do business in the state in which the Premises are located. If there is more than one Tenant, or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all the parties and entities. Notices, payments and agreements given or made by, with or to any one person or entity constituting Tenant shall be deemed to have been given or made by, with and to all of them.

     Landlord covenants, warrants and represents that: (1) each individual executing, attesting and/or delivering this Lease on behalf of Landlord is authorized to do so on behalf of Landlord; (2) this Lease is binding upon Landlord; and (3) Landlord is duly organized and legally existing in the state of its organization and is qualified to do business in the state in which the Premises are located.


  H. Time is of the essence with respect to Tenant's exercise of any expansion, renewal or extension rights granted to Tenant. This Lease shall create only the relationship of landlord and tenant between the parties, and not a partnership, joint venture or any other relationship. This Lease and the covenants and conditions in this Lease shall inure only to the benefit of and be binding only upon Landlord and Tenant and their permitted successors and assigns.

  I. The expiration of the Term, whether by lapse of time or otherwise, shall not relieve either party of any obligations which accrued prior to or which may continue to accrue after the expiration or early termination of this
     Lease.   Without limiting the scope of the prior sentence, it is agreed that Tenant's obligations under Sections IV.A, IV.B., VIII, XIV, XX, XXV and XXX shall survive the expiration or early termination of this Lease.

  J. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery of it does not constitute an offer to Tenant or an option. This Lease shall not be effective against any party hereto until an original copy of this Lease has been signed by such party.

  K. All understandings and agreements previously made between the parties are superseded by this Lease, and neither party is relying upon any warranty, statement or representation not contained in this Lease. This Lease may be modified only by a written agreement signed by Landlord and Tenant.

  L. Tenant, within 15 days after request, shall provide Landlord with a current financial statement and such other information as Landlord may reasonably request in order to create a "business profile" of Tenant and determine Tenant's ability to fulfill its obligations under this Lease. Landlord, however, shall not require Tenant to provide such information unless Landlord is requested to produce the information in connection with a proposed financing or sale of the Building. Upon written request by Tenant, Landlord shall enter into a commercially reasonable confidentiality agreement covering any confidential information that is disclosed by Tenant.

XXXII. Entire Agreement.

       This Lease and the following exhibits and attachments constitute the entire agreement between the parties and supersede all prior agreements and understandings related to the Premises, including all lease proposals, letters of intent and other documents: Exhibit A (Outline and Location of Premises), Exhibit A-1 (Legal Description of Property), Exhibit B (Rules and Regulations), Exhibit C (Commencement Letter), Exhibit D (Work Letter Agreement), Exhibit E (Additional Provisions), Exhibit F (Subordination Agreement), Exhibit G (Rooftop Rates), Exhibit H (Form of Letter of Credit), Exhibit I (Ground Lessor Nondisturbance Agreement) and Exhibit J (Facade Signage).

     Landlord and Tenant have executed this Lease as of the day and year first above written.

                    LANDLORD: THREE BELLEVUE CENTER LLC, a Washington limited
                              liability company

                              By:  WRIGHT RUNSTAD ASSOCIATES LIMITED
                                   PARTNERSHIP, a Washington limited
                                   partnership, its manager


                                   By:  WRIGHT RUNSTAD & COMPANY, a
                                        Washington corporation, its general
                                        partner


                                        By: /s/ H. J. Runstad
                                           ---------------------------

                                       Its: Chairman and CEO
                                           ---------------------------

                              By:  EOP-THREE BELLEVUE, L.L.C., a Delaware
                                   limited liability company, its manager

                                   By:  EOP OPERATING LIMITED PARTNERSHIP, a
                                        Delaware limited partnership, its sole
                                        member

                                        By:  EQUITY OFFICE PROPERTIES TRUST, a
                                             Maryland real estate investment
                                             trust, its managing general partner


                                             By: /s/ Michael Steel
                                                --------------------------------

                                            Its: COO, EVP Real Estate Operations
                                                --------------------------------


                    TENANT:   INFOSPACE.COM, INC., a Delaware corporation


                              By: /s/ Naveen Jain
                                 ----------------------------

                             Its: CEO
                                 ----------------------------

LANDLORD ACKNOWLEDGMENTS

STATE OF     )
             )  ss:
COUNTY OF    )

     On this the 3rd day of February, 2000, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared Chairman and CEO known to me to be the
H. J. Runstad of Wright Runstad & Company, the general partner of Wright Runstad Associates Limited Partnership, a Member of THREE BELLEVUE CENTER LLC, a Washington limited liability company, the Landlord in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                        Notary Public: /s/ Coriss J. Perdaems
                                      ------------------------
                        Printed Name: Coriss J. Perdaems
                                     -------------------------
                        Residing at: Seattle
                                    --------------------------
                        My Commission expires: 3/29/2000
                                              ----------------

STATE OF Illinois   )
                    )  ss:
COUNTY OF Cook      )

  On this the 10th day of March, 2000, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared COO, EVP A.E. OPS known to me to be the Michael Steel of Equity Office Properties Trust, the general partner of EOP Operating Limited Partnership, the sole member of EOP-Three Bellevue, L.L.C., a Member of THREE BELLEVUE CENTER LLC, a Washington limited liability company, the Landlord in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                        Notary Public: /s/ Cynthia A. Nowitzki
                                      ------------------------
                        Printed Name: Cynthia A. Nowitzki
                                     -------------------------
                        Residing at: Illinois
                                    --------------------------
                        My Commission expires: 7/31/2000
                                              ----------------

TENANT ACKNOWLEDGMENT

STATE OF WASHINGTON      )
                         )  ss:
COUNTY OF KING           )

  On this the 2nd day of February, 2000, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared CEO known to me to be the Naveen Jain of INFOSPACE.COM, INC., the Tenant in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                        Notary Public: /s/ Kurt Langkow
                                      -----------------------
                        Printed Name: Kurt Langkow
                                     ------------------------
                        Residing at: Bothell, WA
                                    -------------------------
                        My Commission expires: 2/27/03
                                              ---------------

                                   EXHIBIT A

                                    PREMISES
                                    --------

  This Exhibit is attached to and made a part of the Lease dated February ___, 2000, by and between Three Bellevue Center LLC ("Landlord") and InfoSpace.com, Inc. ("Tenant") for space in the Building located at 601 108th Avenue NE, Bellevue, Washington 98004.

                                   Exhibit A

                                  EXHIBIT A-1

                         LEGAL DESCRIPTION OF PROPERTY
                         -----------------------------


   This Exhibit is attached to and made a part of the Lease dated February ___, 2000, by and between Three Bellevue Center LLC, a Washington limited liability company ("Landlord") and InfoSpace.com, Inc., a Delaware corporation ("Tenant") for space in the Building located at 601 108th Avenue NE, Bellevue, Washington 98004.

PARCEL A:

THAT PORTION OF LOT 2 IN BLOCK 2 OF CHERITON FRUIT GARDENS PLAT NO. 1, AS PER PLAT RECORDED IN VOLUME 7 OF PLATS, PAGE 47, RECORDS OF KING COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WEST LINE OF THE EAST 230 FEET OF
SAID LOT 2 WHICH IS SOUTH 00 DEGREES 05'54f" WEST ALONG SAID WEST LINE
297 FEET FROM THE NORTH LINE OF SAID LOT 2;
THENCE SOUTH 89 DEGREES 54 minutes 06 seconds EAST 178 FEET;
THENCE SOUTH 44 DEGREES 54 minutes 06 seconds EAST 14.14 FEET;
THENCE SOUTH 89 DEGREES 54 minutes 06 seconds EAST 12 FEET TO THE WEST LINE OF THE EAST 30 FEET OF SAID LOT 2;
THENCE SOUTH 00 DEGREES 05 minutes 54 seconds WEST ALONG SAID WEST LINE 138.02 FEET TO THE SOUTH LINE OF THE NORTH 120 FEET OF THE SOUTH 1/2 OF SAID LOT 2; THENCE NORTH 88 DEGREES 44 minutes 41 seconds WEST ALONG SAID SOUTH LINE 200.04 FEET TO THE WEST LINE OF THE EAST 230 FEET OF SAID LOT 2;
THENCE NORTH 00 DEGREES 05 minutes 54 seconds EAST ALONG SAID WEST LINE 143.98 FEET TO THE POINT OF BEGINNING;

(ALSO KNOWN AS PARCEL B OF CITY OF BELLEVUE LOT LINE REVISION
NO. 84-43 RECORDED UNDER RECORDING NO. 8503079001)

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

PARCEL B:

THAT PORTION OF THE SOUTH 1/2 OF LOT 2 IN BLOCK 2 OF CHERITON FRUIT GARDENS PLAT NO. 1, AS PER PLAT RECORDED IN VOLUME 7 OF PLATS, PAGE 47, RECORDS OF KING COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE WEST LINE OF THE EAST 30
FEET OF SAID LOT 2 WITH THE SOUTH LINE THEREOF;
THENCE NORTH 88 DEGREES 46 minutes 31 seconds WEST ALONG SAID SOUTH LINE 221.81 FEET;
THENCE NORTH 00 DEGREES 05 minutes 54 seconds EAST 108.37 FEET;
THENCE SOUTH 89 DEGREES 54 minutes 06 seconds EAST 21.77 FEET TO THE WEST LINE OF THE EAST 230 FEET OF SAID LOT 21'
THENCE NORTH 00 DEGREES 05 minutes 54N EAST ALONG SAID WEST LINE 80.31 FEET
TO THE SOUTH LINE OF PARCEL B OF CITY OF BELLEVUE BOUNDARY
LINE ADJUST NO. 84-43, RECORDED UNDER KING COUNTY RECORDING
NO. 8503019001;
THENCE SOUTH 88 DEGREES 44 minutes 41 seconds EAST ALONG SAID SOUTH LINE 200.04 FEET TO THE WEST LINE OF THE EAST 30 FEET OF SAID LOT 2;
THENCE SOUTH 00 DEGREES 05 minutes 54 seconds WEST ALONG SAID WEST LINE 189.00 FEET TO BEGINNING;

(ALSO KNOWN AS LOT 2 OF CITY OF BELLEVUE BOUNDARY LINE ADJUSTMENT NO. BLA-90-7034 RECORDED UNDER RECORDING NO. 9201159011);

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON. BOTH PARCELS ABOVE ALSO BEING DESCRIBED AS FOLLOWS:

                                  Exhibit A-1

THAT PORTION OF LOT 2 IN BLOCK 2 OF CHERITON FRUIT GARDENS PLAT NO. 1, AS PER PLAT RECORDED IN VOLUME 7 OF PLATS, PAGE 47, RECORDS OF KING COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 2; THENCE NORTH 88 DEGREES 46 minutes 31 seconds ST 30.00 FEET ALONG THE SOUTH LINE THEREOF TO THE WEST LINE OF THE EAST 30.00 FEET OF SAID LOT 2, THE WEST MARGIN 108TH AVENUE N.E. (60 FEET
WIDE) AND THE TRUE POINT OF BEGINNING;

THENCE CONTINUING NORTH 88 DEGREES 4 minutes 13 seconds WEST 221.81 FEET ALONG SAID SOUTH LINE AND THE SOUTH LINE OF LOT 2 OF CITY OF BELLEVUE
BOUNDARY LINE ADJUSTMENT NO. BLA-90-7034, RECORDED UNDER KING
COUNTY RECORDING NO. 9201159011 TO THE SOUTHWEST CORNER OF
SAID LOT 2 OF BLA-90-7034;
THENCE ALONG THE WEST LINE OF LAST SAID LOT 2 THE FOLLOWING
THREE COURSES:
THENCE NORTH 00 DEGREES 05 minutes 31 seconds EAST 108.37 FEET;
THENCE SOUTH 89 DEGREES 54 minutes 29 seconds EAST 21.77 FEET;
THENCE NORTH 00 DEGREES 05 minutes 31 seconds EAST 80.31 FEET TO THE MOST NORTHERLY NORTHWEST CORNER OF SAID LOT 2 AND THE SOUTHWEST CORNER OF PARCEL B OF CITY OF BELLEVUE LOT LINE REVISION NO. 84-43, RECORDED UNDER KING COUNTY RECORDING NO. 8503079001;
THENCE CONTINUING NORTH 00 DEGREES 05 minutes 31 seconds EAST 143.98 FEET ALONG THE WEST LINE OF SAID PARCEL B TO THE NORTHWEST CORNER THEREOF; THENCE ALONG THE NORTH LINE OF SAID PARCEL B THE FOLLOWING THREE COURSES:
THENCE SOUTH 89 DEGREES 54 minutes 29 seconds EAST 178.00 FEET;
THENCE SOUTH 44 DEGREES 54 minutes 29 seconds EAST 14.14 FEET;
THENCE SOUTH 89 DEGREES 54 minutes 29 seconds EAST 12.00 FEET TO THE EAST LINE OF SAID PARCEL B AND SAID WEST MARGIN OF 108TH AVENUE N.E.;

THENCE SOUTH 00 DEGREES 05 minutes 31 seconds WEST 327.02 FEET ALONG SAID WEST MARGIN TO THE TRUE POINT OF BEGINNING;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

                                  Exhibit A-1

                                   EXHIBIT B

                         BUILDING RULES AND REGULATIONS
                         ------------------------------

     The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage (if any), the Property and the appurtenances. Capitalized terms have the same meaning as defined in the Lease.

1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in Common Areas or elsewhere about the Building or Property.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage resulting to fixtures or appliances by Tenant, its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not be responsible for the damage.

3. No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord and except as otherwise set forth in the Lease. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant's cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel.

4. Landlord will provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

5. Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord's prior written consent and Landlord shall have the right to retain at all times and to use keys to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant's cost, and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of this Lease.

6. All contractors, contractor's representatives and installation technicians performing work in the Building shall be subject to Landlord's prior approval and shall be required to comply with Landlord's standard rules, regulations, policies and procedures, which may be revised from time to time.

7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to hours designated by Landlord. Tenant shall obtain Landlord's prior approval by providing a detailed listing of the activity. If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting from the activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage or loss.

8. Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Damage to the Building by the installation, maintenance, operation, existence or removal of property of Tenant shall be repaired at Tenant's sole expense.

9.   Corridor doors, when not in use, shall be kept closed.

10. Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed,

                              Exhibit B - Page 1
     in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord's reasonable opinion, constitute a nuisance.

11. No animals, except those assisting handicapped persons, shall be brought into the Building or kept in or about the Premises.

12. No inflammable, explosive or dangerous fluids or substances shall be used or kept by Tenant in the Premises, Building or about the Property. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of, within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or subsequently considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental Law which may now or later be in effect. Tenant shall comply with all Laws pertaining to and governing the use of these materials by Tenant, and shall remain solely liable for the costs of abatement and removal.

13. Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present or future value of the Premises or the Building. Tenant shall not use, or permit any part of the Premises to be used, for lodging, sleeping or for any illegal purpose.

14. Tenant shall not take any action which would violate Landlord's labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord's or any other tenant's or occupant's business or with the rights and privileges of any person lawfully in the Building ("Labor Disruption"). Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that gave rise to the Labor Disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties, nor shall the date of the commencement of the Term be extended as a result of the above actions.

15. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas heating devices, without Landlord's prior written consent.

16. Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods), except for machines for the exclusive use of Tenant's employees, and then only if the operation does not violate the lease of any other tenant in the Building.

17. Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

18. Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord's systems and procedures.

19. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's sole opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

20. Tenant shall not canvass, solicit or peddle in or about the Building or the Property.

21. Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Common Areas, unless the Common Areas have been declared a designated smoking area by Landlord, nor shall the above parties allow smoke from the Premises to emanate into the Common Areas or any other part of the Building. Landlord shall have the right to designate the Building (including the Premises) as a non-smoking building.

                              Exhibit B - Page 2

22. Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

23. Deliveries to and from the Premises shall be made only at the times, in the areas and through the entrances and exits designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

24. The work of cleaning personnel shall not be hindered by Tenant after 5:30 P.M., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service.

                              Exhibit B - Page 3

                                   EXHIBIT C
                                   ---------
                              COMMENCEMENT LETTER
                                   (EXAMPLE)


Date:

Tenant:  InfoSpace.com, Inc.

Address:



Re: Commencement Letter with respect to that certain Lease dated as of February ___, 2000 by and between THREE BELLEVUE CENTER LLC, as Landlord, and INFOSPACE.COM, INC., as Tenant, for 65,331 square feet of Rentable Area on the Floors 8, 9, 10, 11 and 12 of the Building located at 601 108th Avenue N.E., Bellevue, Washington.

Dear      :

      In accordance with the terms and conditions of the above referenced Lease, Tenant accepts possession of the Premises and agrees:

      1.  The Commencement Date of the Lease is      ;

      2.  The Termination Date of the Lease is      .

      Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all 3 counterparts of this Commencement Letter in the space provided and returning 2 fully executed counterparts to my attention.

Sincerely,


Property Manager

Agreed and Accepted:
        Tenant:
        By:
        Name:
        Title:
        Date:

                                   Exhibit C

                                   EXHIBIT D

                                  WORK LETTER
                                  -----------

     This Exhibit is attached to and made a part of the Lease dated February __, 2000, by and between WRC THREE BELLEVUE CENTER LLC, a Washington limited liability company ("Landlord") and INFOSPACE.COM, INC., a Delaware corporation ("Tenant") for space on Floors 8, 9, 10, 11 and 12 in the Building located at 601 108th Avenue NE, Bellevue, Washington 98004.

     Defined terms used in this Exhibit D shall have the same meanings given them in the attached Lease.

     I.    IMPROVEMENTS PROVIDED BY LANDLORD:    Landlord agrees to provide
improvements to the Building and the Premises pursuant to the attached Exhibit D-1, Base Building Condition and the Plans and Specifications listed on Exhibit D-2 ("Landlord Work").

     II. IMPROVEMENTS BY TENANT/REIMBURSEMENT BY LANDLORD: Design and construction of all improvements in the Premises beyond those listed on Exhibit D-1 (the "Tenant Improvements") shall be provided at Tenant's expense. Landlord shall pay the cost of such additional improvements up to an amount equal to $32.00 per square foot of "Tenant's Usable Area" as outlined on the floor plan(s) in Exhibit A, for a total payment by Landlord, based on a usable area of 96,951 square feet, of $3,102,432.00 (the "Allowance"). The Allowance shall be applied only to the cost of design and construction of such improvements, including but not be limited to: architectural and engineering design, partitions (including one-half (1/2) the cost of any public corridor or demising partitions enclosing the Tenant's Usable Area), doors, door frames, hardware, paint, wall coverings, base, ceilings, lights, mechanical distribution, diffusers, thermostats, sprinkler distribution, sprinkler heads, emergency speakers, fire extinguishers and cabinets, telephone and electrical outlets, light switches, floor coverings, and all applicable permit fees and sales tax.

     Landlord shall obtain all permits and government approvals and assume specific responsibility for delivery of the Premises as defined in the Lease and this Exhibit D, provided Tenant shall have met the drawing delivery dates herein. Landlord has approved Tenant's selection of Turner Construction Company (the "Tenant Improvement Contractor") to construct the Tenant Improvements.

     TENANT ACKNOWLEDGES THAT UNTIL APPROXIMATELY MAY 1, 2000, A SIGNIFICANT AMOUNT OF CONSTRUCTION ACTIVITY RELATED TO THE CONSTRUCTION OF THE BUILDING SHELL AND CORE AND OTHER TENANT SPACES WILL BE ONGOING IN THE BUILDING. AS A RESULT, ACCESS TO THE BUILDING AND TO CERTAIN SERVICES, SUCH AS VERTICAL TRANSPORTATION, WILL BE LIMITED. IT IS THEREFORE ESSENTIAL THAT TENANT AND THE TENANT IMPROVEMENT CONTRACTOR COORDINATE ALL OF THEIR WORK IN THE PREMISES THROUGH CINDY EDENS OR DIANE UNDI-HAGA, LANDLORD'S CONSTRUCTION COORDINATORS ("LANDLORD'S COORDINATORS"). TENANT SHALL CONSULT WITH LANDLORD'S COORDINATORS IN ALL ASPECTS OF THE TENANT IMPROVEMENTS CONSTRUCTION AND SHALL INCLUDE LANDLORD'S COORDINATORS IN ALL OWNER/CONTRACTOR MEETINGS. IN ORDER TO INCREASE THE EFFICIENCY OF CONSTRUCTING THE TENANT IMPROVEMENTS, WITH RESPECT TO BOTH COST AND TIMING, TENANT IS ENCOURAGED TO OBTAIN A BID FOR CONSTRUCTION OF THE TENANT IMPROVEMENTS FROM SELLEN CONSTRUCTION CO., INC. ("SELLEN"), THE BUILDING SHELL AND CORE GENERAL CONTRACTOR. SELLEN HAS EXPRESSED ITS WILLINGNESS TO NEGOTIATE ITS CONSTRUCTION FEE AND WILL COMPETITIVELY BID ALL SUBCONTRACTS ON AN OPEN-BOOK BASIS. IN ALL EVENTS, LANDLORD'S COORDINATORS WILL PROVIDE COORDINATION WITH THE TENANT IMPROVEMENT CONTRACTOR FOR NO FEE.

     III. BUILDING STANDARD IMPROVEMENTS:    Except as Landlord and Tenant may
otherwise agree, Tenant shall use Building Standard lighting, window coverings, doors, relites, hardware, ceiling treatment and heating, ventilating and air conditioning distribution equipment and controls.

                              Exhibit D - Page 1

     IV.  DESIGN OF TENANT IMPROVEMENTS:    Tenant, at Tenant's cost (except as
provided below) and with the approval of Landlord, has retained CNA Architecture ("Tenant's Office Planner") to prepare the necessary drawings for Basic Plans and supply the information necessary to complete the Working Drawings and Engineering Drawings referred to in Section IV(B) of this Exhibit D for construction of the tenant improvements in Tenant's area. Notwithstanding the foregoing, Landlord shall provide an initial space plan of the Premises, at Landlord's expense, not to exceed $.12 per usable square foot of area in the Premises,. Any cost of such space plan in excess of $.12 per usable square foot shall be paid by Tenant. All of Tenant's plans described below ("Tenant's Plans") shall be delivered to Landlord on the dates stated (the "Plan Delivery Dates"), and shall be subject to approval of Landlord, such approval not to be unreasonably withheld or delayed. Landlord agrees to respond in writing with approval or comments within five (5) business days after receipt of each component of Tenant's Plans.

          Tenant's Office Planner shall ensure that the work shown on Tenant's Plans is compatible with the basic Building plans and that necessary basic Building modifications are included in Tenant's Plans. Such modifications shall be subject to Landlord approval. If such approved basic Building modifications are made subsequent to completion of the shell and core documents or Landlord's architect reasonably charges Landlord for such changes, then such modifications shall be subject to Landlord's approval and the cost of the changes to the documents as well as any increased shell and core construction costs shall be paid by Tenant.

          On or before the indicated dates, Tenant shall supply Landlord with one (1) reproducible copy and five (5) black line prints of the following Tenant's Plans with respect to the Tenant Improvements in the Premises:

          A.   Basic Plans Delivery Date:    January 3, 2000

               The Basic Plans due on this date shall be signed by Tenant and include:

          Architectural Floor Plans: These shall be fully dimensioned floor plans showing partition layout and identifying each room with a number and each door with a number. The Basic Plans must clearly identify and locate equipment requiring plumbing or other special mechanical systems, area(s) subject to above-normal floor loads, special openings in the floor, and other major or special features.

          B.   Working Drawings Delivery Date:    January 3, 2000

          On this date and at Tenant's expense, Tenant's Office Planner shall produce four (4) sets of Full Working Drawings for construction from the Basic Plans using the Pin Bar or CADD System, which system shall be approved by Landlord for compatibility with the other Building drawings. The four (4) sets of Working Drawings due on this date shall be signed by the Tenant and include all items in the Basic Plans referenced in Section IV(A) above plus the following additional information:

          (1) Electrical and Telephone Outlets: Locate all power and telephone requirements: Dimension the position from a corner and give height above concrete slab for all critically located outlets. Identify all dedicated circuits and identify all power outlets greater than 120 volts. For the equipment used in these outlets which require dedicated circuits and/or which require greater than 120 volts, identify the type of equipment, the manufacturer's name and the manufacturer's model number, and submit a brochure for each piece of equipment. Also identify the manufacturer's name of the phone system to be used and the power requirements, size, and location of its processing equipment.

          (2) Reflected Ceiling Plan: Lighting layout showing location and type of all Building Standard and special lighting fixtures.

          (3) Furniture Layout: Layout showing furniture location so that Landlord's engineer can review the location of all light fixtures.

          The Allowance shall be applied to the cost of the engineers retained by Tenant's Office Planner. The Allowance shall also be applied to any necessary review of the Engineering Drawings by Landlord's shell and core engineers: electrical (Holmes Electric), mechanical (McDonald Miller) and structural plans (KPFF) (Engineering Drawings) for Tenant's improvements based on the signed Working Drawings.

          The Working Drawings shall be delivered to the Tenant Improvement Contractor

                              Exhibit D - Page 2
for purposes of preparing a preliminary estimate of construction costs.

          C.   Permit Submittal Package:    January 3, 2000

     On this date, Tenant shall deliver to Landlord all materials necessary to submit a full building permit application to the appropriate municipality.

          D.   Final Plans Review Date:    February 7, 2000

          On this date, Tenant's Office Planner shall deliver to Landlord and Tenant for review and approval four (4) complete sets of Final Plans which will incorporate the Working Drawings referenced in Section IV(B) above, plus the following additional information:

         (1) Millwork Details:    These drawings shall be in final form with
Tenant's Office Planner's title block along the right border of the drawing, and shall include construction details of all cabinets, paneling, trim, bookcases, and door and jamb details for non-Building Standard doors and jambs.

         (2) Keying Schedules and Hardware Information:    This information
shall be in final form and include a preliminary keying schedule indicating which doors are locked, plus an "X" on the side of the door where the key will be inserted if a keyed door. Complete specifications for all non-Building Standard hardware will also be provided.

         (3) Room Finish and Color Schedule: This information shall be in final form and include locations and specifications for all wall finishes, floor covering and base for each room.

         (4) Construction Notes and Specifications: Complete specifications for every item included except those specified by the Landlord.

     E.   Final Plans Delivery Date:    February 7, 2000

          The four (4) sets of Final Plans approved by Landlord and Tenant and due on this date shall include all the Final Plans referenced in Section IV(D) above. Final Plans are to be signed by Tenant and delivered to Landlord by the Final Plans Delivery Date. Landlord shall return one (1) signed set to Tenant for Tenant's records. Landlord will incorporate or submit Engineering Drawings with Tenant's Final Plans for transmittal to Landlord's Contractor.

     F.   Anticipated Construction Commencement Date:    February 1, 2000

  On this date Landlord anticipates that construction of the Tenant Improvements shall commence.

          Tenant shall be responsible for delays and additional costs in completion of the Tenant Improvements incurred as a result of changes made to any of Tenant's Plans after the specified Plan Delivery Date, delays caused by Tenant's failure to comply with the Plan Delivery Dates, Tenant's failure to provide adequate specifications or information for the completion of Tenant's Plans, or by delays caused by Tenant's specification of special materials; but only to the extent any of the foregoing delays or prevents critical path work or adversely affects completion.

  V.   CONSTRUCTION OF TENANT IMPROVEMENTS

       A.   Authorization to Proceed.  Upon completion of Tenant's Final
Plans the Final Plans will be submitted to Shell and Core Contractor for pricing. Shell and Core Contractor shall have two (2) weeks to provide its bid proposal with respect to completion of the Tenant Improvement Work pursuant to the Final Plans, and if Tenant, Landlord and Shell and Core Contractor have not agreed on hiring Shell and Core Contractor within one (1) week after receipt of Shell and Core Contractor's bid, then the work contemplated in Tenant's Final Plans shall go out to bid as described in Article II above. The final construction contract to be entered into between Landlord and the Tenant Improvement Contractor (including, but not limited to, the guaranteed maximum price and any provisions regarding delay damages to be contained therein) shall also be subject to Tenant's review and approval, such approval not to be unreasonably withheld or delayed. If the Shell and Core Contractor is not selected as the Tenant Improvement Contractor, Landlord shall entertain bids from the three (3) firms and Landlord and Tenant shall review all pricing documentation received from the bidding tenant

                              Exhibit D - Page 3
improvement contractors, including sub bids, quantities, and unit prices. Within ten (10) days of receipt of such prices and prior to execution of the Tenant Improvements construction contract, Tenant shall give Landlord written authorization to complete the Premises in accordance with such Final Plans and naming the Tenant Improvement Contractor. Tenant may in such authorization delete any or all items of extra cost; however, if the Shell and Core Contractor is selected, then if Landlord deems these changes to be extensive, at its option, Landlord may within three (3) business days of Tenant's written authorization refuse to accept the authorization to proceed until all changes have been incorporated in the Final Plans signed by Tenant and written acceptance of the revised price has been received by Landlord from Tenant. In the absence of such written authorization to proceed, Landlord shall not be obligated to commence work on the Premises and Tenant shall be responsible for any costs due to any resulting delay in completion of the Premises and as provided in Section III.A of the Lease.

       B.  Payments.    All costs of designing and constructing the Tenant
Improvements in excess of the Allowance shall be borne solely by Tenant. If the budgeted cost of designing or constructing the Tenant Improvements, as reasonably agreed by Landlord and Tenant, exceeds the Allowance, all payments for the Tenant Improvements shall be shared by Landlord and Tenant in proportion to their estimated sharing of the total costs of the Tenant Improvements. Landlord may adjust that sharing ratio from time to time if the cost of completing the Tenant Improvements has increased or decreased pursuant to change orders approved by Landlord and Tenant. Tenant shall pay its share of such costs directly to Landlord in immediately available funds at least one (1) business day prior to the date such funds are required to be paid to the Tenant Improvement Contractor or such other party due funds for work related to the design or construction of the Tenant Improvements, provided Landlord has given Tenant at least four (4) days prior notice of the amount to be so funded by Tenant. The progress billings may include a retainage amount up to ten percent (10%) of the work ("Retainage"). Final billing shall be rendered and payable within ten (10) days after acceptance of the Premises by Tenant in accordance with the terms of the Lease. Retainage pursuant to the terms of this paragraph shall be payable with such final billing. In the event acceptance of the Premises is subject to punchlist items as provided in the Lease, a portion of the retainage equal to the cost to complete each outstanding punchlist item may be retained until such punchlist item is complete.

       C.   Final Plans and Modifications.    If Tenant shall request any change
after the Final Plans are submitted, Tenant shall request such change in writing to Landlord and such request shall be accompanied by all plans and specifications necessary to show and explain changes from the approved Final Plans. After receiving this information, Landlord shall give Tenant within five
(5) business days a written price for the cost of engineering design services and an estimate of construction costs to incorporate the change in Tenant's Final Plans. If Tenant approves such price in writing within five (5) business days, Tenant shall within five (5) business days have such Final Plans changes made to engineering drawings and Tenant shall have changes made to other Final Plan design documents. Within three (3) business days after completion of such changes in the Final Plans, Landlord shall provide Tenant a written breakdown of the final costs, if any, which shall be chargeable or credited to Tenant for such change, addition or deletion and any impact such changes shall have on the schedule. Landlord shall not charge for its services in relation to any such modifications. Landlord shall not charge Tenant a construction management fee for Landlord's work on the Tenant Improvements. If Tenant wishes to proceed with such changes, Tenant shall within five (5) business days so notify Landlord in writing. In the absence of such notice, Landlord shall proceed in accordance with the previously approved Final Plans before such change, addition or deletion was requested. In accordance with Section 3.A of the Lease, Tenant shall be responsible for any resulting delay in completion of the Premises due to modification of Final Plans. Tenant shall also be responsible for any demolition work required as a result of the change.

       D. Improvements Constructed by Tenant. If any work is to be performed in connection with the Tenant Improvements on the Premises by Tenant or Tenant's contractor:

            (1) Such work shall proceed upon Landlord's written approval (not to be unreasonably withheld) of (i) Tenant's contractor, (ii) general liability and property damage insurance satisfactory to Landlord carried by Tenant's contractor, which insurance shall not be required to exceed levels carried by the contractor engaged by Landlord to complete Landlord's Work ("Landlord's Contractor"), and (iii) detailed plans and specifications for such work.

            (2) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished for Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all

                              Exhibit D - Page 4
applicable governmental regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations.

          (3) All work by Tenant or Tenant's contractor shall be done with union labor in accordance with all union labor agreements applicable to the trades being employed, unless otherwise agreed to in writing by Landlord.

          (4) All work by Tenant or Tenant's contractor shall be scheduled through Landlord or, with Landlord's approval, directly with Landlord's Contractor or Tenant Improvement Contractor. Landlord shall make best efforts to accommodate work by Tenant or Tenant's contractor during times requested.

          (5) Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service with the Landlord's Contractor or the Tenant Improvement Contractor and shall pay such reasonable charges for such services as may be charged by Landlord's Contractor or the Tenant Improvement Contractor.

          (6) Tenant shall promptly reimburse Landlord for costs incurred by Landlord due to faulty work done by Tenant or its contractors, or by reason of any delays caused by such work, or by reason of inadequate clean-up. Tenant shall receive notice from Landlord and a reasonable opportunity to cure damages prior to Landlord undertaking corrective action.

          (7) Prior to commencement of any work on the Premises by Tenant or Tenant's contractor, Tenant or Tenant's contractor shall enter into an indemnity agreement satisfactory to Landlord indemnifying and holding harmless Landlord and Landlord's Contractor or the Tenant Improvement Contractor for any liability, losses or damages directly or indirectly from lien claims affecting the land, the Building or the Premises arising out of Tenant's or Tenant's contractor's work or that of subcontractor or suppliers, and subordinating any such liens to the liens of construction and permanent financing for the Building.

          (8) Landlord shall have the right to post a notice or notices in conspicuous places in or about the Premises announcing its non- responsibility for the work being performed therein.

       E. Tenant's Entry to Premises. Tenant's entry to the Premises for any purpose, including without limitation, inspection or performance of Tenant Construction by Tenant's agents, prior to the Commencement Date as specified in
Section 3.A of the Lease shall be scheduled in advance with Landlord and shall be subject to all the terms and conditions of the Lease, except the payment of Rent and Additional Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, Tenant's Office Planner, licensees, agents, servants, employees, guests, invitees, or visitors. Landlord will make reasonable efforts to accommodate Tenant's request for access to the Premises at all times. Tenant will supply Landlord with a pre-approved list of individuals who will be allowed to have access to the Premises prior to the Commencement Date.

          F. Tenant's Telephone and Computer/Data Service. Tenant is responsible for Tenant's telephone service, computer and data service, obtaining any applicable permits related thereto, and related cabling. Tenant shall select and coordinate installation of such communication and information systems with the Landlord pursuant to item V(D)(4) of this Exhibit D.

          G. Tenant shall be allowed to install a standby generator and uninterrupted power supply system at Tenant's sole cost and expense in an area of the Building that is mutually acceptable to Landlord and Tenant. Tenant shall also be entitled to provide fencing or other appropriate security for this area, subject to Landlord's reasonable approval.

                              Exhibit D - Page 5

          H. Landlord shall (i) promptly correct all defects in Landlord's Work and all failures of such work to conform to the plans and specifications for such work which have been agreed upon by Landlord and Tenant; and (ii) take commercially reasonable measures to cause the Tenant Improvement Contractor to correct all defects in the Tenant Improvements and all failures of the Tenant Improvements to conform to plans and specifications for such work which have been agreed upon by Landlord and Tenant, provided in all cases such defects or non-conformities are disclosed in writing to Landlord within three hundred thirty five (335) days after the Commencement Date. Landlord shall bear all costs of correcting Landlord's Work. Costs of correcting the Tenant Improvements shall be paid in the same manner that the costs of Tenant Improvements are paid. Landlord and Tenant shall each give the other prompt written notice after discovering the existence of any such defects or non-conformities in Landlord's Work and Tenant Improvement work performed by the Tenant Improvement Contractor.

IN WITNESS WHEREOF, Landlord and Tenant have executed this exhibit as of the day and year first above written.

WITNESS/ATTEST:             LANDLORD:   THREE BELLEVUE CENTER LLC, a Washington
                                        limited liability company

                                        By:  WRIGHT RUNSTAD ASSOCIATES LIMITED
                                             PARTNERSHIP, a Washington limited
                                             partnership, its manager


                                             By:  WRIGHT RUNSTAD & COMPANY, a
                                                  Washington corporation, its
                                                  general partner


                                                  By: /s/ H. J. Runstad
                                                     ------------------------
                                                  Its: Chairman and CEO
                                                     ------------------------

                                        By:  EOP-THREE BELLEVUE, L.L.C., a
                                             Delaware limited liability company,
                                             its manager

                                             By:  EOP OPERATING LIMITED
                                                  PARTNERSHIP, a Delaware
                                                  limited partnership, its sole
                                                  member

                                                  By:  EQUITY OFFICE PROPERTIES
                                                       TRUST, a Maryland real
                                                       estate investment trust,
                                                       its managing general
                                                       partner


                                                       By: /s/ Michael Steel
                                                          ---------------------
                                                       Its: COO, EVP Real
                                                          ---------------------
                                                            Estate Operations
                                                          ---------------------

WITNESS/ATTEST:          TENANT:    INFOSPACE.COM, INC., a Delaware corporation


                                    By: /s/ Naveen Jain
                                       ----------------------------
                                    Its: CEO
                                       ----------------------------

                              Exhibit D - Page 6

                                  EXHIBIT D-1

                              Bare Shell and Core
                             With Items Done Early


The condition of a bare shell and core floor ready for tenant improvements is as follows:

 .  Building Standard restrooms completed.

 .  Building Standard drinking fountains installed.

 .  Drywall.  Drywall installed around the core areas, perimeter of the floor
   (around the windows and soffit) and columns; taped (one coat) and ready for Tenant's final taping and finishes.

 .  Main Lobby.  The main lobby serving the building is completed.

 . Elevator Lobby. All Building Standard elevator lobby finishes are installed on a multi-tenanted floor. For a single tenanted floor, Landlord will provide only Building Standard elevator doors, frames, and buttons.

 . Life Safety. Life safety includes fire sprinkler riser, code minimum tenant distribution for open areas with drops to 8'11". Central life safety system with conduit and wire to floor. Additional heads and sprinkler distribution (over and above minimum code distribution) or modification of standard layout and all detectors, strobe lights and speakers are part of Tenant Finish Work paid for by Tenant.

 .  Mechanical. Mechanical includes the main system with medium pressure duct
   (the main loop) serving the floor. Landlord will install seven (7) VAV boxes per floor for freeze protection with flexible duct and thermostats hanging from the box, including connection to main loop. Modification of the Landlord installed boxes and distribution, including final installation of diffuser and thermostat, and additional boxes, duct, and thermostats are part of Tenant Finish Work paid for by Tenant. Landlord will provide plumbing stub-outs at the core. Each floor shall be served by an auxiliary cooling loop (five (5) tons per floor) to facilitate 24-hour cooling of computer rooms. This cooling loop is available to Tenant at no monthly cost, provided Tenant shall pay all costs of connecting to such cooling loop and the cost of maintaining any special HVAC equipment installed by Tenant.

 . Electrical. Electrical includes panels in the electrical closets based on a design load of 4.5 watts per square foot. The main system includes expansion capabilities for additional panels installed during Tenant Finish Work at cost of Tenant.

 . Perimeter Finishes. Perimeter finishes include the exterior of the building, support structure, and insulation (as well as drywall work noted above).

 .  Ceiling Grid.  Ceiling grid installed on a 4'x 4' pattern.  Additional grid
   (cross "T's" to a 2 x 2 pattern) and ceiling tiles are part of Tenant Finish Work paid by Tenant.

 . Elevators and Stairwells. Elevators and stairwells (with Building Standard finishes) serving the floor are completed. Stairwell vestibules are unfinished.

 . Security. A multi-level cardkey system to control access to the Building and the Building elevators. Additional card readers in the stairwells (to provide access among the floors of the Premises) or other areas of the Premises shall be at Tenant's costs.

 . Data Access Lines. The Building shall be served with high capacity fiber provided by at least two different companies from two access points.

                                  Exhibit D-1

                                  EXHIBIT D-2

                   List of Building Plans and Specifications

                                    Drawings
                                    --------

                   CIVIL
-------------------------------------------------------------------------------------------------
C1.0               Abbreviations, Vicinity Map and Legend
-------------------------------------------------------------------------------------------------
C1.1               General Notes
-------------------------------------------------------------------------------------------------
C2.0               Temporary Erosion and Sedimentation Control Plan
-------------------------------------------------------------------------------------------------
C2.1               Demolition Plan
-------------------------------------------------------------------------------------------------
C2.2               Utility Relocation Plan
-------------------------------------------------------------------------------------------------
C2.4               Foundation Drainage Plan (sheet 1 of 2)
-------------------------------------------------------------------------------------------------
C2.5               Foundation Drainage Plan (sheet 2 of 2)
-------------------------------------------------------------------------------------------------
C3.0               TESC Sections and Details
-------------------------------------------------------------------------------------------------
C3.1               Utility Sections and Details
-------------------------------------------------------------------------------------------------
C3.2               Foundation Drainage Sections and Details
-------------------------------------------------------------------------------------------------
C4.0               Storm Drain Profile
-------------------------------------------------------------------------------------------------
C4.1               Water and Sewer Plan
-------------------------------------------------------------------------------------------------
C4.2               106th Ave NE Improvements (sheet 1 of 2)
-------------------------------------------------------------------------------------------------
C4.3               106th Ave NE Improvements (sheet 2 of 2)
-------------------------------------------------------------------------------------------------
C4.4               Pedestrian Corridor
-------------------------------------------------------------------------------------------------
C4.5               Sections & Details
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                   ARCHITECTURAL
-------------------------------------------------------------------------------------------------
A1.00              General Notes
-------------------------------------------------------------------------------------------------
A1.01              Site Plan
-------------------------------------------------------------------------------------------------
A1.02A             Site Plan
-------------------------------------------------------------------------------------------------
A1.02B             Pedestrian Corridor Grading & Layout Plans
-------------------------------------------------------------------------------------------------
A1.02C             Off-site Demolition & Improvements at Rainier Plaza
-------------------------------------------------------------------------------------------------
A1.03              Plaza Level Sections and Details
-------------------------------------------------------------------------------------------------
A1.04              Pedestrian Corridor Sections and Elevations
-------------------------------------------------------------------------------------------------
A1.05              Site Details
-------------------------------------------------------------------------------------------------
A1.07              Paving Plans & Details
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

A2.0F              Parking Level F Plan
-------------------------------------------------------------------------------------------------
A2.0E              Parking Level E Plan
-------------------------------------------------------------------------------------------------
A2.0D              Parking Level D Plan
-------------------------------------------------------------------------------------------------
A2.0C              Parking Level C Plan
-------------------------------------------------------------------------------------------------
A2.0B              Parking Level B Plan
-------------------------------------------------------------------------------------------------
A2.0.A             Parking Level A Plan
-------------------------------------------------------------------------------------------------
A2.01              First  Floor Plan
-------------------------------------------------------------------------------------------------
A2.01a             First Floor Perimeter Slab Edge
-------------------------------------------------------------------------------------------------
A2.02              Second Floor Plan
-------------------------------------------------------------------------------------------------
A2.02a             Second Floor Perimeter Slab Edge Plan
-------------------------------------------------------------------------------------------------
A2.03              Third Floor Plan
-------------------------------------------------------------------------------------------------
A2.03a             Third Floor Perimeter Slab Edge Plan
-------------------------------------------------------------------------------------------------
A2.04              4th through 12th Floor Plans
-------------------------------------------------------------------------------------------------
A2.14              14th  Floor Plan
-------------------------------------------------------------------------------------------------
A2.15              15th Floor Plan
-------------------------------------------------------------------------------------------------
A2.16              16th Floor Plan
-------------------------------------------------------------------------------------------------
A2.17              17th through 21st Floor Plans
-------------------------------------------------------------------------------------------------
A2.22              22nd Floor Plan
-------------------------------------------------------------------------------------------------
A2.23              23rd Floor Plan and Roof Plan
-------------------------------------------------------------------------------------------------
A2.24              Penthouse and Upper Roof Plan
-------------------------------------------------------------------------------------------------
A2.25              Penthouse and Upper Roof Plan
-------------------------------------------------------------------------------------------------
A2.26              Canopy Plan
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

A3.01              Building Elevations
-------------------------------------------------------------------------------------------------
A3.02              Building Elevations
-------------------------------------------------------------------------------------------------
A3.05              Enlarged Podium Elevations and Plans
-------------------------------------------------------------------------------------------------
A3.06              Enlarged Podium Elevations and Plans
-------------------------------------------------------------------------------------------------
A3.07              Enlarged Podium Elevations and Plans
-------------------------------------------------------------------------------------------------
A3.08              Enlarged Podium Elevations and Plans
-------------------------------------------------------------------------------------------------
A3.09              Enlarged Partial Elevations
-------------------------------------------------------------------------------------------------

                                  Exhibit D-2



-------------------------------------------------------------------------------------------------
A3.10              Enlarged Tower Elevations
-------------------------------------------------------------------------------------------------
A3.11              Enlarged Tower Elevations
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

A4.01              North South Building Section
-------------------------------------------------------------------------------------------------
A4.02              East West Building Section
-------------------------------------------------------------------------------------------------
A4.03              Garage Sections
-------------------------------------------------------------------------------------------------
A4.04              Wall Sections - Podium
-------------------------------------------------------------------------------------------------
A4.06              Wall Sections - Tower
-------------------------------------------------------------------------------------------------
A4.07              Wall Sections - Tower
-------------------------------------------------------------------------------------------------
A4.08              Enlarged Tower Plans
-------------------------------------------------------------------------------------------------
A4.10              Podium Details
-------------------------------------------------------------------------------------------------
A4.11              Podium Details
-------------------------------------------------------------------------------------------------
A4.12              Podium Details
-------------------------------------------------------------------------------------------------
A4.13              Podium Details
-------------------------------------------------------------------------------------------------
A4.19              Canopy Details
-------------------------------------------------------------------------------------------------
A4.20              Exterior Details
-------------------------------------------------------------------------------------------------
A4.21              Exterior Details
-------------------------------------------------------------------------------------------------
A4.22              Exterior Details
-------------------------------------------------------------------------------------------------
A4.23              Penthouse Details
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

A5.01              Enlarged Lobby Plan, Sections & Details
-------------------------------------------------------------------------------------------------
A5.02              Enlarged Core Plans
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

A6.01              Stair and Elevator Riser Diagrams
-------------------------------------------------------------------------------------------------
A6.02              Stair #1 Plans and Sections
-------------------------------------------------------------------------------------------------
A6.03              Stair #2 Plans and Sections
-------------------------------------------------------------------------------------------------
A6.04              Stair #3 Plans and Sections/Stair Details
-------------------------------------------------------------------------------------------------
A6.05              Elevator Plans, Sections and Details
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

A7.01              First Floor Reflected Ceiling Plan
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

A8.03              Restroom Elevations and Details
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

A9.01              Partition Types
-------------------------------------------------------------------------------------------------
A9.02              Shaft and Opening Details
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                   STRUCTURAL
-------------------------------------------------------------------------------------------------
S0.00              Abbreviations, Drawing Symbols and Drawing List
-------------------------------------------------------------------------------------------------
S0.01              General Notes
-------------------------------------------------------------------------------------------------
S0.02              Load Maps
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

S1.00              Typical Concrete Details
-------------------------------------------------------------------------------------------------
S1.01              Typical Steel Details
-------------------------------------------------------------------------------------------------
S1.02              Typical Steel Details
-------------------------------------------------------------------------------------------------
S1.03              Typical Steel Details
-------------------------------------------------------------------------------------------------
S1.04              Typical Steel Details
-------------------------------------------------------------------------------------------------
S1.05              Typical C.M.U. Details
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

S2.0F              Level F Foundation Framing Plan
-------------------------------------------------------------------------------------------------
S2.00              Level E Framing Plan
-------------------------------------------------------------------------------------------------
S2.01              Level D Framing Plan
-------------------------------------------------------------------------------------------------
S2.02              Level C Framing Plan
-------------------------------------------------------------------------------------------------
S2.03              Level B Framing Plan
-------------------------------------------------------------------------------------------------
S2.04              Level A Framing Plan
-------------------------------------------------------------------------------------------------
S2.05              Floor 1 Framing Plan
-------------------------------------------------------------------------------------------------
S2.06              Floor 2 Framing Plan
-------------------------------------------------------------------------------------------------
S2.07              Floor 3 Framing Plan
-------------------------------------------------------------------------------------------------
S2.10              Floors 4-14 Framing Plans
-------------------------------------------------------------------------------------------------
S2.20              Floor 15 Framing Plan
-------------------------------------------------------------------------------------------------
S2.21              Floor 16 Framing Plan
-------------------------------------------------------------------------------------------------
S2.22              Floors 17-22 Framing Plans
-------------------------------------------------------------------------------------------------
S2.30              Floor 23 and Roof Framing Plan
-------------------------------------------------------------------------------------------------
S2.31              Upper Roof and Penthouse Floor Framing Plan
-------------------------------------------------------------------------------------------------
S2.32              Penthouse Roof Framing Plan
-------------------------------------------------------------------------------------------------
S2.40              Partial Plans
-------------------------------------------------------------------------------------------------

                                  Exhibit D-2



-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
S3.00              Core Wall Elevation - North
-------------------------------------------------------------------------------------------------
S3.01              Core Wall Elevation - South
-------------------------------------------------------------------------------------------------
S3.02              Core Wall Elevation - East
-------------------------------------------------------------------------------------------------
S3.03              Core Wall Elevation - West
-------------------------------------------------------------------------------------------------
S3.04              Core Wall Sections
-------------------------------------------------------------------------------------------------
S3.04B             Core Wall Sections
-------------------------------------------------------------------------------------------------
S3.05              Core Wall Sections
-------------------------------------------------------------------------------------------------
S3.06              Core Wall Sections
-------------------------------------------------------------------------------------------------
S3.07              Core Wall Sections
-------------------------------------------------------------------------------------------------
S3.08              Core Wall Sections
-------------------------------------------------------------------------------------------------
S3.10              Core Wall Details
-------------------------------------------------------------------------------------------------
S3.20              Diaphragm Reinforcement Plan
-------------------------------------------------------------------------------------------------
S3.21              Diaphragm Reinforcement Plan
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

S4.00              Basement Wall Sections
-------------------------------------------------------------------------------------------------
S4.10              Steel Column Schedule
-------------------------------------------------------------------------------------------------
S4.11              Steel Column Schedule
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

S5.00              Sections and Details
-------------------------------------------------------------------------------------------------
S5.01              Sections and Details
-------------------------------------------------------------------------------------------------
S5.02              Sections and Details
-------------------------------------------------------------------------------------------------
S5.03              Sections and Details
-------------------------------------------------------------------------------------------------
S5.04              Canopy Section and Details
-------------------------------------------------------------------------------------------------
S5.10              Stair Details
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                   FIRE ALARM SYSTEM
-------------------------------------------------------------------------------------------------
F1.01              Riser Schematic
-------------------------------------------------------------------------------------------------
F2.0F              Level F Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.0E              Level E Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.0D              Level D Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.0C              Level C Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.0B              Level B Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.0A              Level A Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.01              First Floor Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.02              Second Floor Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.03              Third Floor Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.04              4th  - 12th Floors Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.14              14th Floor Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.15              15th Floor Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.16              16th Floor Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.17              17th - 21st Floors Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.22              22nd Floor Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
F2.23              23rd Floor Fire Sprinkler Plan
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

F6.01              Stair Details & Elevations
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                   HVAC
-------------------------------------------------------------------------------------------------
M-0.1              Schedules - HVAC
-------------------------------------------------------------------------------------------------
M-2.0F             Parking Level F - HVAC
-------------------------------------------------------------------------------------------------
M-2.0E             Parking Level E - HVAC
-------------------------------------------------------------------------------------------------
M-2.0D             Parking Level D - HVAC
-------------------------------------------------------------------------------------------------
M-2.0C             Parking Level C - HVAC
-------------------------------------------------------------------------------------------------
M-2.0B             Parking Level B - HVAC
-------------------------------------------------------------------------------------------------
M-2.0A             Parking Level A - HVAC
-------------------------------------------------------------------------------------------------
M-2.01             1st Floor Plan - HVAC
-------------------------------------------------------------------------------------------------
M-2.02             2nd Floor Plan - HVAC
-------------------------------------------------------------------------------------------------
M-2.03             3rd Floor Plan - HVAC
-------------------------------------------------------------------------------------------------
M-2.12             4th - 12th Floor Plan - HVAC
-------------------------------------------------------------------------------------------------
M-2.15             14th - 15th Floor Plan - HVAC
-------------------------------------------------------------------------------------------------
M-2.16             16th Floor Plan - HVAC
-------------------------------------------------------------------------------------------------
M-2.17             17th - 21st Floor Plan - HVAC
-------------------------------------------------------------------------------------------------
M-2.22             22nd Floor Plan - HVAC
-------------------------------------------------------------------------------------------------
M-2.23             23rd Floor Plan - HVAC
-------------------------------------------------------------------------------------------------
M-2.24             Upper Penthouse Plan - HVAC
-------------------------------------------------------------------------------------------------

                                  Exhibit D-2



------------------------------------------------------------------------------------------------
M-3.01             Condenser Riser and Details - HVAC
-------------------------------------------------------------------------------------------------
M-3.02             Risers and Details - HVAC
-------------------------------------------------------------------------------------------------
M-3.03             Smoke Control Details - HVAC
-------------------------------------------------------------------------------------------------
M-3.04             Details - HVAC
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                   PLUMBING
-------------------------------------------------------------------------------------------------
P-0.01             Schedules - Plumb
-------------------------------------------------------------------------------------------------
P-2.0G             Foundation Plan - Plumb
-------------------------------------------------------------------------------------------------
P-2.0F             Parking Plan Level F - Plumb
-------------------------------------------------------------------------------------------------
P-2.0E             Parking Plan Level E - Plumb
-------------------------------------------------------------------------------------------------
P-2.0D             Parking Plan Level D - Plumb
-------------------------------------------------------------------------------------------------
P-2.0C             Parking Plan Level C - Plumb
-------------------------------------------------------------------------------------------------
P-2.0B             Parking Plan Level B - Plumb
-------------------------------------------------------------------------------------------------
P-2.0A             Parking Plan Level A - Plumb
-------------------------------------------------------------------------------------------------
P-2.01             1st Floor Plan - Plumb
-------------------------------------------------------------------------------------------------
P-2.02             2nd Floor Plan - Plumb
-------------------------------------------------------------------------------------------------
P-2.03             3rd Floor Plan - Plumb
-------------------------------------------------------------------------------------------------
P-2.04             4th  - 14th Floor Plan - Plumb
-------------------------------------------------------------------------------------------------
P-2.15             15th Floor Plan - Plumb
-------------------------------------------------------------------------------------------------
P-2.16             16th - 20th Floor Plan - Plumb
-------------------------------------------------------------------------------------------------
P-2.21             21st Floor Plan - Plumb
-------------------------------------------------------------------------------------------------
P-2.22             22nd Floor Plan - Plumb
-------------------------------------------------------------------------------------------------
P-2.23             23rd Floor Plan - Plumb
-------------------------------------------------------------------------------------------------
P-2.24             Penthouse Floor Plan - Plumb
-------------------------------------------------------------------------------------------------
P-3.01             Toilet Room Plans - Plumb
-------------------------------------------------------------------------------------------------
P-3.02             Riser Plans - Plumb
-------------------------------------------------------------------------------------------------
P-4.01             Details - Plumb
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                                  Exhibit D-2

                   ELECTRICAL
-------------------------------------------------------------------------------------------------
E0.01              Symbols & Abbreviations
-------------------------------------------------------------------------------------------------
E1.01              Site, Lighting Power Plan
-------------------------------------------------------------------------------------------------
E2.0F              Parking Level F Lighting, Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.0E              Parking Level E Lighting, Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.0D              Parking Level D Lighting, Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.0C              Parking Level C Lighting, Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.0B              Parking Level B Lighting, Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.0A-L            Parking Level A Lighting Plan
-------------------------------------------------------------------------------------------------
E2.0A-P            Parking Level A Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.01              Lobby Level Lighting, Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.02              Second Floor & Transfer Corridor Lighting, Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.03              Third Floor Lighting, Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.04              Level 4 - 12 Lighting, Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.14              Level 14 Lighting, Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.15              Level 15 Lighting, Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.16              Level 16 - 22 Lighting, Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.23              Penthouse Level Lighting, Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.24              Upper Penthouse Level Lighting, Power & F/A Plan
-------------------------------------------------------------------------------------------------
E2.25              Upper Penthouse Level Lighting, Power
-------------------------------------------------------------------------------------------------
E3.01              Power Riser and 1-Line Diagrams
-------------------------------------------------------------------------------------------------
E3.02              Stair Riser & Security Riser Diagram
-------------------------------------------------------------------------------------------------
E3.03              Electrical Room Layouts
-------------------------------------------------------------------------------------------------
E3.04              Fire Alarm & Communication Riser
-------------------------------------------------------------------------------------------------
E3.05              Fire Alarm Matrix and Logic Diagram
-------------------------------------------------------------------------------------------------
VT1                Index, Summary, Abbreviations, General Notes, Rail Forces,
                   Electrical/Mechanical Requirements and Work by Other Trades
-------------------------------------------------------------------------------------------------
VT2                Hoistway, Pit, Express Zone, and Machine Room Plans Elevators 1-4 & 5-8
-------------------------------------------------------------------------------------------------
VT3                Machine Room Plan Elevators 1-4 and Hoistway Section Elevators 1-8
-------------------------------------------------------------------------------------------------
VT4                Hoistway, Pit, Machine Room and Overhead Plans and Section Elevators GP1 & GP2
-------------------------------------------------------------------------------------------------
VT5                Hoistway, Pit, Machine Room and Overhead Plans and Section Elevator S1
-------------------------------------------------------------------------------------------------


                                 Specifications
                                 --------------

-------------------------------------------------------------------------------------------------
Project Manual - Construction Set, Volume 1 of 2, Bidding and Contract                    9/11/98
 Requirements, Architectural
-------------------------------------------------------------------------------------------------
Project Manual - Construction Set, Volume 2 of 2, Vertical                                9/11/98
 Transportation, Mechanical, Electrical
-------------------------------------------------------------------------------------------------

                                  Exhibit D-2

                                   EXHIBIT E

                             ADDITIONAL PROVISIONS
                             ---------------------


  This Exhibit is attached to and made a part of the Lease dated February ___, 2000, by and between THREE BELLEVUE CENTER LLC ("Landlord") and INFOSPACE.COM, INC., a Delaware corporation ("Tenant") for space in the Building known as Three Bellevue Center located at 601 - 108th Avenue NE, Bellevue, King County, Washington.

I.   Parking.
     -------

     A. Landlord shall lease to Tenant, or cause the operator (the "Operator") of the garage servicing the Building (the "Garage") to lease to Tenant, and Tenant shall lease from Landlord or such Operator, up to three and one half (3.5) unreserved parking spaces in the Garage for each one thousand (1,000) usable square feet of area in the Premises (the "Spaces") for the use of Tenant and its employees. The Spaces shall be leased for the first full year after the Commencement Date at the rate of $135.00 per Space, per month, plus applicable tax thereon, as such rate may later be adjusted from time-to-time to reflect the then current rate for parking in the Garage, provided in no event shall the increases in such rate exceed at any time a cumulative increase, measured from the Commencement Date, of six percent (6.0%) per annum. If requested by Landlord, Tenant shall execute and deliver to Landlord the standard parking agreement used by Landlord or the Operator (the "Parking Agreement") in the Garage for such Spaces.

     B. Tenant shall have the right, on thirty (30) days' prior written notice to Landlord from time to time, to temporarily reduce (and thereafter reinstate) the number of parking spaces it reserves in the Garage. No deductions or allowances shall be made for days when Tenant or any of its employees does not utilize the parking facilities or for Tenant utilizing less than all of the Spaces. Tenant shall not have the right to lease or otherwise use more than the number of reserved and unreserved Spaces set forth above.

     C. Except for particular spaces and areas designated by Landlord or the Operator for reserved parking, all parking in the Garage shall be on an unreserved, first-come, first-served basis. Notwithstanding anything to the contrary contained in this Section I, Tenant acknowledges that Landlord may implement a valet parking system in the Garage, and that up to 1.5 of the
     3.5 Spaces provided per 1,000 usable square feet may be provided in covered or surface parking lots located within the area bounded by the office buildings commonly known as One Bellevue Center, Rainier Plaza, City Center Bellevue, and parcels contiguous thereto, and the rate charged to Tenant for such Spaces not located in the Garage shall be the actual cost charged to Landlord for such Spaces.

     D. Neither Landlord nor the Operator shall be responsible for money, jewelry, automobiles or other personal property lost in or stolen from the Garage or the surface parking areas regardless of whether such loss or theft occurs when the Garage or other areas therein are locked or otherwise secured. Except as caused by the negligence or willful misconduct of Landlord and without limiting the terms of the preceding sentence, Landlord shall not be liable for any loss, injury or damage to persons using the Garage or the surface parking areas or automobiles or other property therein, it being agreed that, to the fullest extent permitted by law, the use of the Spaces shall be at the sole risk of Tenant and its employees.

     E. Landlord or its Operator shall have the right from time to time to designate the location of the Spaces and to promulgate reasonable rules and regulations regarding the Garage, the surface parking areas, if any, the Spaces and the use thereof, including, but not limited to, rules and regulations controlling the flow of traffic to and from various parking areas, the angle and direction of parking and the like. Tenant shall comply with and cause its employees to comply with all such rules and regulations, all reasonable additions and amendments thereto, and the terms and provisions of the Parking Agreement.

     F. Tenant shall not store or permit its employees to store any automobiles in the Garage or on the surface parking areas without the prior written consent of Landlord. Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in the Garage or on the Property.

                              Exhibit E - Page 1

     G. Landlord or the Operator shall have the right to temporarily close the Garage or certain areas therein in order to perform necessary repairs, maintenance and improvements to the Garage or the surface parking areas, if any.

     H. Tenant shall not assign or sublease any of the Spaces without the consent of Landlord except in connection with an assignment or sublease of this Lease approved by Landlord in accordance with Article XII of the Lease. Landlord shall have the right to terminate the agreement contained in this Section I or in the Parking Agreement with respect to any Spaces that Tenant desires to sublet or assign.

     I. Landlord may elect to provide parking cards or keys to control access to the Garage or surface parking areas, if any. In such event, Landlord shall provide Tenant with one card or key for each Space that Tenant is leasing hereunder, provided that Landlord shall have the right to require Tenant or its employees to place a deposit on such access cards or keys and to pay a fee for any lost or damaged cards or keys.

II.  Renewal.
     -------

     A. Tenant shall have the right to extend the Lease Term (the "Renewal Option") for two (2) additional periods of five (5) years each commencing on the day following the Termination Date of the immediately prior Lease Term and ending on date five (5) years thereafter (the "Renewal Term"), if:

     1. Landlord receives notice of exercise of the Renewal Option ("Initial Renewal Notice") not less than twelve (12) full calendar months prior to the expiration of the initial Lease Term and not more than fifteen (15) full calendar months prior to the expiration of the initial Lease Term; and

     2. Tenant is not in default under the Lease beyond any applicable cure periods at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice; and

     3. No more than twenty five percent (25%) of the area of the Premises is sublet at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice (except for a Permitted Transfer); and

     4. The Lease has not been assigned prior to the date that Tenant delivers its Initial Renewal Notice or prior to the date Tenant delivers its Binding Notice (except for a transfer approved by Landlord or a Permitted Transfer); and

     5. Tenant executes and returns the Renewal Amendment (hereinafter defined) within thirty (30) days after its submission to Tenant.

     B. The initial Base Rent rate per rentable square foot for the Premises during the Renewal Term shall equal the Prevailing Market (hereinafter defined) rate per rentable square foot for the Premises.

     C. Tenant shall pay Additional Base Rent (i.e. Expenses and Taxes) for the Premises during the Renewal Term in accordance with Article IV of the Lease.

     D. Within sixty (60) days after receipt of Tenant's Initial Renewal Notice, Landlord shall advise Tenant of the applicable Base Rent rate for the Premises for the Renewal Term. Tenant, within sixty (60) days after the date on which Landlord advises Tenant of the applicable Base Rent rate for the Renewal Term, shall either (i) give Landlord final binding written notice ("Binding Notice") of Tenant's exercise of its option, or (ii) if Tenant disagrees with Landlord's determination, provide Landlord with written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such sixty (60) day period, Tenant's Renewal Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Renewal Amendment upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market Base Rent rate for the Premises during the Renewal Term. Upon agreement Tenant shall provide Landlord with Binding Notice and Landlord and Tenant shall enter into the Renewal Amendment in accordance with the terms and conditions hereof. If Landlord and Tenant fail to agree upon the Prevailing Market Rate within thirty (30) days after the date of the Rejection Notice, either party, by written notice (the "Arbitration Notice") to the other within thirty (30) days after the expiration of such thirty (30) day period, shall have the right to have the Prevailing Market Rate

                              Exhibit E - Page 2
     determined by binding arbitration in accordance with the procedures set forth below. If Landlord and Tenant cannot agree upon the Prevailing Market Rate and neither party elects to invoke its right of arbitration, Tenant's Renewal Option shall be deemed to be null and void and of no further force and effect. If the right of arbitration is invoked, Landlord and Tenant, at their sole cost and expense, shall each employ an appraiser within fifteen
     (15) days after the date the Arbitration Notice is given. If either party fails to appoint an appraiser within such period then the appointed appraiser shall be the sole appraiser and his or her determination shall be binding. Each such appraiser shall be a member of the Master Appraisers Institute or similar reputable organization, with ten (10) years of experience appraising office buildings comparable to the location and type of that of the Building. Each appraiser shall render an appraisal of the Prevailing Market Rate for the Premises within thirty (30) calendar days. The two appraisers, within ten (10) days after the exchange of appraisals, shall mutually agree upon the Prevailing Market Rate and notify Landlord and Tenant in writing of their determination. Such determination shall be binding upon both Landlord and Tenant. If the appraisers cannot agree on a determination of the Prevailing Market Rate within ten (10) days of the exchange of appraisals, then Landlord and Tenant shall select an independent third appraiser acceptable to both with ten (10) days. If Landlord and Tenant are unable to select an independent third appraiser acceptable to both with ten (10) days, either party may request that the American Arbitration Association in the county in which the Building is located appoint an independent third appraiser that meets the qualifications described above. Within ten (10) days following appointment (whether by mutual agreement or arbitration), the third appraiser shall choose the appraisal of either Landlord's appraiser or Tenant's appraiser and the chosen appraisal shall be deemed to represent the Prevailing Market Rate for the Premises. Such determination shall be binding upon both Landlord and Tenant. The parties shall share equally in the cost of any such third appraiser.

     E. If Tenant is entitled to and properly exercises its Renewal Option, Landlord shall prepare an amendment (the "Renewal Amendment") to reflect changes in the Base Rent, Lease Term, Termination Date and other appropriate terms. The Renewal Amendment shall be:

         1. sent to Tenant within a reasonable time after receipt of the Binding Notice; and

         2. executed by Tenant and returned to Landlord in accordance with paragraph A.5. above.

     An otherwise valid exercise of the Renewal Option shall, at Landlord's option, be fully effective whether or not the Renewal Amendment is executed.

     F. For purpose hereof, "Prevailing Market" shall mean the arms length fair market annual rental rate per rentable square foot, and refurbishment allowance, if any, under leases entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Premises in the Building and office buildings comparable to the Building in Bellevue, Washington. The determination of Prevailing Market shall take into account any material economic differences between the terms of this Lease and any comparison lease, such as rent abatements, construction costs and other concessions and the manner, if any, in which the Landlord under any such lease is reimbursed for operating expenses and taxes. The determination of Prevailing Market shall also take into consideration any reasonably anticipated changes in the Prevailing Market rate from the time such Prevailing Market rate is being determined and the time such Prevailing Market rate will become effective under this Lease.
     In no event shall the Prevailing Market rate be less than the rate payable under this Lease immediately prior to the commencement of a Renewal Term.

III. Satellite Dish.
     --------------

     1. Tenant shall have the right to lease space on the roof of the Building for the purpose of installing (in accordance with Section IX.C of the Lease), operating and maintaining one or more dish, antenna or other communication device approved by the Landlord ( collectively the "Dish/Antenna"). Tenant shall pay, in addition to all other amounts required to be paid under this Lease, Landlord's scheduled rates for all roof space so leased, provided such rates shall not exceed rates then being charged for leases of roofs of comparable buildings in the Bellevue, Washington area. Landlord's current scheduled rates for roof space is attached as Exhibit G. The exact location of

                              Exhibit E - Page 3
     the space on the roof to be leased by Tenant shall be designated by Landlord (the "Roof Space"). Landlord reserves the right to relocate the Roof Space, at Landlord's cost, as reasonably necessary during the Lease Term. Landlord's designation shall take into account Tenant's use of the Dish/Antenna. Notwithstanding the foregoing, Tenant's right to install the Dish/Antenna shall be subject to the approval rights of Landlord and Landlord's architect and/or engineer with respect to the plans and specifications of the Dish/Antenna, the manner in which the Dish/Antenna is attached to the roof of the Building and the manner in which any cables are run to and from the Dish/Antenna. The precise specifications and a general description of the Dish/Antenna along with all documents Landlord reasonably requires to review the installation of the Dish/Antenna (the "Plans and Specifications") shall be submitted to Landlord for Landlord's written approval no later than twenty (20) days before Tenant commences to install the Dish/Antenna. Tenant shall be solely responsible for obtaining all necessary governmental and regulatory approvals and for the cost of installing, operating, maintaining and removing the Dish/Antenna. Tenant shall notify Landlord upon completion of the installation of the Dish/Antenna. If Landlord determines that the Dish/Antenna equipment does not comply with the approved Plans and Specifications, that the Building has been damaged during installation of the Dish/Antenna or that the installation was defective, Landlord shall notify Tenant of any noncompliance or detected problems and Tenant immediately shall cure the defects. If the Tenant fails to immediately cure the defects, Tenant shall pay to Landlord upon demand the cost, as reasonably determined by Landlord, of correcting any defects and repairing any damage to the Building caused by such installation. If at any time Landlord, in its sole discretion, deems it necessary, Tenant shall provide and install, at Tenant's sole cost and expense, appropriate aesthetic screening, reasonably satisfactory to Landlord, for the Dish/Antenna (the "Aesthetic Screening").

     2. Landlord agrees that Tenant, upon reasonable prior written notice to Landlord, shall have access to the roof of the Building and the Roof Space for the purpose of installing, maintaining, repairing and removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, all of which shall be performed by Tenant or Tenant's authorized representative or contractors, which shall be approved by Landlord, at Tenant's sole cost and risk. It is agreed, however, that only authorized engineers, employees or properly authorized contractors of Tenant, FCC inspectors, or persons under their direct supervision will be permitted to have access to the roof of the Building and the Roof Space. Tenant further agrees to exercise firm control over the people requiring access to the roof of the Building and the Roof Space in order to keep to a minimum the number of people having access to the roof of the Building and the Roof Space and the frequency of their visits.

     3. It is further understood and agreed that the installation, maintenance, operation and removal of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, will in no way damage the Building or the roof thereof, or interfere with the use of the Building and roof by Landlord. Tenant agrees to be responsible for any damage caused to the roof or any other part of the Building, which may be caused by Tenant or any of its agents or representatives.

     4. Tenant agrees to install only equipment of types and frequencies which will not cause unreasonable interference to Landlord or existing tenants of the Building. In the event Tenant's equipment causes such interference, Tenant will change the frequency on which it transmits and/or receives and take any other steps necessary to eliminate the interference. If said interference cannot be eliminated within a reasonable period of time, in the judgment of Landlord, then Tenant agrees to remove the Dish/Antenna from the Roof Space.

     5. Tenant shall, at its sole cost and expense, and at its sole risk, install, operate and maintain the Dish/Antenna in a good and workmanlike manner, and in compliance with all Building, electric, communication, and safety codes, ordinances, standards, regulations and requirements, now in effect or hereafter promulgated, of the Federal Government, including, without limitation, the Federal Communications Commission (the "FCC"), the Federal Aviation Administration ("FAA") or any successor agency of either the FCC or FAA having jurisdiction over radio or telecommunications, and of the state, city and county in which the Building is located. Under this Lease, the Landlord and its agents assume no responsibility for the licensing, operation and/or maintenance of Tenant's equipment. Tenant has the responsibility of carrying out the terms of its FCC license in all respects. The Dish/Antenna shall be connected to Landlord's power supply in strict compliance with all applicable Building, electrical, fire and safety codes. Neither

                              Exhibit E - Page 4

     Landlord nor its agents shall be liable to Tenant for any stoppages or shortages of electrical power furnished to the Dish/Antenna or the Roof Space because of any act, omission or requirement of the public utility serving the Building, or the act or omission of any other tenant, invitee or licensee or their respective agents, employees or contractors, or for any other cause beyond the reasonable control of Landlord, and Tenant shall not be entitled to any rental abatement for any such stoppage or shortage of electrical power. Neither Landlord nor its agents shall have any responsibility or liability for the conduct or safety of any of Tenant's representatives, repair, maintenance and engineering personnel while in or on any part of the Building or the Roof Space.

     6. The Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, shall remain the personal property of Tenant, and shall be removed by Tenant at its own expense at the expiration or earlier termination of this Lease or Tenant's right to possession hereunder. Tenant shall repair any damage caused by such removal, including the patching of any holes to match, as closely as possible, the color surrounding the area where the equipment and appurtenances were attached. Tenant agrees to maintain all of the Tenant's Dish/Antenna equipment placed on or about the roof or in any other part of the Building in proper operating condition and maintain same in satisfactory condition as to appearance, in Landlord's reasonable discretion, and satisfactory condition as to safety, in Landlord's reasonable discretion. Such maintenance and operation shall be performed in a manner to avoid any interference with any other tenants or Landlord. Tenant agrees that at all times during the Lease Term, it will keep the roof of the Building and the Roof Space free of all trash or waste materials produced by Tenant or Tenant's agents, employees or contractors.

     7. In light of the specialized nature of the Dish/Antenna, Tenant shall be permitted to utilize the services of its choice for installation, operation, removal and repair of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, subject to the reasonable approval of Landlord. Notwithstanding the foregoing, Tenant must provide Landlord with prior written notice of any such installation, removal or repair and coordinate such work with Landlord in order to avoid voiding or otherwise adversely affecting any warranties granted to Landlord with respect to the roof. If necessary, Tenant, at its sole cost and expense, shall retain any contractor having a then existing warranty in effect on the roof to perform such work (to the extent that it involves the roof), or, at Tenant's option, to perform such work in conjunction with Tenant's contractor. In the event the Landlord contemplates roof repairs that could affect Tenant's Dish/Antenna, or which may result in an interruption of the Tenant's telecommunication service, Landlord shall formally notify Tenant at least thirty (30) days in advance (except in cases of an emergency) prior to the commencement of such contemplated work in order to allow Tenant to make other arrangements for such service.

     8. Tenant shall not allow any provider of telecommunication, video, data or related services ("Communication Services") to locate any equipment on the roof of the Building or in the Roof Space for any purpose whatsoever, nor may Tenant use the Roof Space and/or Dish/Antenna to provide Communication Services to an unaffiliated tenant, occupant or licensee of another building, or to facilitate the provision of Communication Services on behalf of another Communication Services provider to an unaffiliated tenant, occupant or licensee of the Building or any other building.

     9. Tenant acknowledges that Landlord may at some time establish a standard license agreement (the "License Agreement") with respect to the use of roof space by tenants of the Building. Tenant, upon request of Landlord, shall enter into such License Agreement with Landlord provided that such agreement is reasonably acceptable to Tenant and does not materially alter the rights of Tenant hereunder with respect to the Roof Space.

     10. Tenant specifically acknowledges and agrees that the terms and conditions of Article XIV of the Lease (Indemnity and Waiver of Claims) shall apply with full force and effect to the Roof Space and any other portions of the roof accessed or utilized by Tenant, its representatives, agents, employees or contractors.

     11. If Tenant defaults under any of the terms and conditions of this Section or the Lease, and Tenant fails to cure said default within the time allowed by Article XIX of the Lease, Landlord shall be permitted to exercise all remedies provided under the terms of the Lease, including removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, and restoring the Building and the Roof Space to the condition that

                              Exhibit E - Page 5
     existed prior to the installation of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any. If Landlord removes the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, as a result of an uncured default, Tenant shall be liable for all costs and expenses Landlord incurs in removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, and repairing any damage to the Building, the roof of the Building and the Roof Space caused by the installation, operation or maintenance of the Dish/Antenna, the appurtenances, and the Aesthetic Screening, if any.

     12. Tenant shall be allowed to install fiber optics and related equipment in the Building for Tenant's own use, the design, location, and operating characteristics of which shall be subject to Landlord's reasonable approval.

IV.  Signage.  Landlord shall provide and install Tenant signage on the ground
     -------
floor entry door side panel, the lobby directory, the floor directory on each floor on which the Premises are located, and on the entry door to the Premises, all using the standard graphics for the Building. Provided Tenant has not assigned its interest under this Lease (except Permitted Transfers), continues to lease and occupy at least two (2) full floors of the Building and is not in default under this Lease beyond any applicable notice and cure periods, Tenant may also install, at Tenant's expense, the Building facade signage described and depicted on Exhibit J (the "Facade Signage"). The Facade Signage shall conform with the specifications set forth on Exhibit J, provided that the Facade Signage on the West side of the Building may, at Tenant's election, be either Tenant's logo or Tenant's name, as each of those is shown elsewhere on Exhibit J, and subject to the size and other limitations set forth on Exhibit J. Landlord shall not allow more than two (2) other office tenants (as opposed to retail tenants) of the Building to have prominent building facade signage facing 108th Avenue N.E. (other than signage on the ground floor entry door side panels). Tenant shall not be permitted to install any signs or other identification without Landlord's prior written consent. The size, design and location of all such signage shall comply with all applicable laws and codes and shall conform to Landlord's specifications for the Building. Tenant agrees upon the expiration date or sooner termination of this Lease, upon Landlord's request, to remove the Facade Signage and to repair and restore any damage to the Building and Property at Tenant's expense. In addition, Landlord shall have the right to remove the Facade Signage at Tenant's sole cost and expense, if, at any time during the Lease Term: (1) Tenant assigns this Lease (except Permitted Transfers), (2) Tenant no longer leases and occupies at least two (2) full floors of the Building, or (3) Tenant defaults under any term or condition of the Lease and fails to cure such default within any applicable grace period.

V.   Storage Space.
     -------------
     A. Landlord shall lease to Tenant up to 1,500 square feet of storage space (the "Storage Space"). The Storage Space rental rate per square foot of the Storage Space ("Storage Space Rental") shall be Sixteen Dollars ($16.00) per usable square foot per month for the first year after the Commencement Date and shall thereafter be adjusted from time to time by Landlord to reflect market rates. Storage Space Rental shall be payable in advance on or before the first day of each month of the Storage Term. Any initial or final month shall be prorated. The Lease Term for the Storage Space shall be coterminous with the Term of the Premises, provided that Tenant shall have the right to terminate the term of the Storage Space lease upon thirty (30) days' prior written notice to Landlord at any time during the Lease Term. The Storage Space shall be used by Tenant for the storage of furniture, equipment, inventory or other non-perishable items normally used in Tenant's business (exclusive of any items or materials which may be deemed to be hazardous to the environment or hazardous to human life or safety), and for no other purpose whatsoever. Tenant agrees to keep the Storage Space in a neat and orderly fashion and to keep all stored items in cartons, file cabinets or other suitable containers. Landlord shall have the right to designate the location within the Storage Space of any items to be placed therein. All items stored in the Storage Space shall be elevated at least six inches above the floor on wooden pallets, and shall be at least eighteen inches below the bottom of all sprinklers located in the ceiling of the Storage Space, if any. Tenant shall not store anything in the Storage Space which is unsafe or which otherwise may create a hazardous condition, or which may increase Landlord's insurance rates, or cause a cancellation or modification of Landlord's insurance coverage. Without limitation, Tenant shall not store any flammable, combustible or explosive fluid, chemical or substance nor any perishable food or beverage products, except with Landlord's prior written approval. Landlord reserves the right to adopt and enforce reasonable rules and regulations governing the use of the Storage Space from time to time.

     B. All terms and provisions of this Lease shall be applicable to the Storage Space,

                              Exhibit E - Page 6
including, without limitation, Article XIV (Indemnity and Waiver of Claims) and
Article XV (Tenant's Insurance), except that Landlord need not supply air-cooling, heat, water, janitorial service, cleaning, window washing or electricity to the Storage Space and Tenant shall not be entitled to any work allowances, rent credits, expansion rights or renewal rights with respect to the Storage Space unless such concessions or rights are specifically provided for in the Lease with respect to the Storage Space.

     C. Tenant agrees to accept the Storage Space in its condition and "as-built" configuration existing on the earlier of the date Tenant takes possession of the Storage Space or the Commencement Date, provided that such space is then ready for storage and provided, further, Tenant may, at its expense and with Landlord's reasonable approval, improve such space.

     D. At any time and from time to time, Landlord shall have the right to relocate the Storage Space to a new location which shall be no smaller than the square footage of the Storage Space. Landlord shall pay the direct, out-of-pocket, reasonable expenses of such relocation.

     E.  Storage Space Rental is deemed Rent under the Lease.

     F. Notwithstanding anything set forth in Article XII of the Lease, Tenant shall not, without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion, assign, sublease, transfer or encumber the Storage Space or grant any license, concession or other right of occupancy or permit the use of the Storage Space by any party other than Tenant, except in connection with an assignment of the Lease consented to by Landlord or pursuant to a Permitted Assignment.

VI.  Landlord's Warranties.
     ---------------------

Landlord hereby represents and warrants to Tenant that , to the best of Landlord's knowledge (a) the common areas of the Building shall comply with the requirements of the Americans With Disabilities Act in effect as of the day the building permit for the Building was issued; and (b) the Building has been and shall be constructed free of any hazardous materials, except in compliance with applicable laws. The term "hazardous materials" shall mean any flammable, contaminants, explosive or radioactive materials, asbestos, crude oil, petroleum hydrocarbons, air pollution, soil or water pollution, hazardous materials, hazardous wastes, dangerous, hazardous or toxic substances or similar substances or materials including, without limitation, any substances or materials defined as hazardous, toxic or environmentally unsafe under any federal, state or local governmental law, rule, regulation or ordinance including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), 42 U.S.C. Sec. 9601, et seq.; the Hazardous
                                                  -- ---
Materials Transportation Act, as amended, 49 U.S.C. Section 1801, et seq.; the
                                                                  -- ---
Resource Conversation and Recovery Act, as amended, 42 U.S.C. Section 6901 et
                                                                           --
seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et
---                                                                        --
seq.; the Clean Air Act, 42 U.S.C. 7401 et seq., as amended, Federal Water
---                                     -- ---
Pollution Control Act as amended by The Clean Water Act of 1977 PL 92-500, et
                                                                           --
seq., as amended, and the regulations adopted and publications promulgated
---
pursuant to said laws or ordinances, rules or regulations.

Landlord further represents and warrants to Tenant that (a) Landlord is the sole owner of the Building, and (b) Landlord has obtained and currently holds in full force and effect all necessary permits and approvals for construction of the Building in accordance with the terms of this Lease.

VII.  Moving Allowance.  As partial compensation of Tenant's expenses of moving
      ----------------
into the Premises, Landlord shall pay to Tenant, in cash, upon Tenant's occupancy of the Premises for the Permitted Use, a moving allowance of One Dollar ($1.00) per usable square foot of area in the Premises.

VIII.  Ground Lease.  Landlord represents and warrants to Tenant that Landlord
       ------------
is the lessee of the Property under that certain Ground Lease dated November 20, 1998 ("Ground Lease") between Sterling Realty Organization Co., a Washington corporation ("Ground Lessor"), as landlord and Landlord as tenant. With respect to the Ground Lease, Landlord further warrants and represents:

     1. The Ground Lease has not been modified or amended and is in full force and effect and in good standing and, to Landlord's knowledge, neither Landlord nor

                              Exhibit E - Page 7

          Ground Lessor is in default thereunder, and Landlord is not aware of any facts which would now or with the passage of time, or both, constitute a default thereunder.

2. Ground Lessor has approved the plans and specifications for the Building as required by the Ground Lease;

3. The consent of Ground Lessor is not required for the full execution, delivery and performance of this Lease by Landlord;

4. There are no actions, suits or proceedings, governmental or otherwise, pending or threatened against or affecting the Ground Lease;

Section 12.01 of the Ground Lease provides that Ground Lessor will deliver nondisturbance and attornment agreements to the subtenants of Landlord. Landlord agrees to use its commercially reasonable efforts to cause Ground Lessor to enter into a nondisturbance and attornment agreement, in substantially the form of Exhibit I hereto, with Tenant within thirty (30) days after the date of this Lease, and if such agreement is not so executed and delivered, Tenant shall have the right to terminate this Lease within ten (10) business days thereafter unless Landlord delivers such agreement executed by Ground Lessor within fifteen
(15) days after receipt of Tenant's notice.

IX.  Right of First Offer.
     --------------------

     A. Tenant shall have the right of first offer ("Right of First Offer") with respect to any space that becomes Available for Lease (hereinafter defined) within the Offering Space on the terms and conditions contained in this Section IX. As used in this Section IX, the "Offering Space" shall mean the portion of Floor 5 of the Building (which portion is approximately half of Floor 5) that is not initially leased to KeyBank (as defined below) under the lease between Landlord and KeyBank and all of Floor 6 of the Building. Offering Space shall be deemed to be "Available for Lease" as follows: (i) with respect to any Offering Space that is under lease from time to time to third parties, such Offering Space shall be deemed to be Available for Lease when Landlord has determined that such third party will not extend or renew the term of its lease for the Offering Space, or (ii) with respect to any Offering Space that is not under lease, such Offering Space shall be deemed to be available when Landlord has located a prospective tenant that may be interested in leasing such Offering Space, provided that, notwithstanding the foregoing, the Offering Space shall not be Available for Lease until (A) with respect to the Offering Space on Floor 5 of the Building, Landlord has determined that KeyBank National Association, and its successors or assigns ("KeyBank"), will not exercise its expansion rights (including a right of first offer) with respect to such portion of the Offering Space; and (B) with respect to the Offering Space on Floor 6 of the Building, Landlord has determined that neither KeyBank nor ITI Information Technology Institute (Seattle) LLC, a Delaware limited liability company, and its successors and assigns, will exercise their expansion rights (including a right of first offer) with respect to such portion of the Offering Space. In addition, with respect to any Advice delivered prior to the date the lease between Landlord and KeyBank is fully executed, Tenant's rights under this Section IX shall be determined as though the KeyBank Lease were then fully executed and in effect. Landlord shall, within a reasonable time after Landlord has determined that a particular portion of the Offering Space is Available for Lease (but prior to leasing such portion of the Offering Space to a third party) advise Tenant (the "Advice") of the square footage and location of such portion of the Offering Space and the terms (i.e. Base Rent, Additional Base Rent and improvement allowance) under which Landlord is prepared to lease such Offering Space to Tenant for the remainder of the Lease Term, and Landlord shall certify that in Landlord's reasonable judgment such offered terms do not exceed then market rates being paid for comparable space in comparable buildings in the downtown Bellevue, Washington area. Tenant may lease such portion of the Offering Space in its entirety only, under such terms, by delivering written notice of exercise to Landlord ("Notice of Exercise") within five (5) business days after the date of the Advice, except that Tenant shall have no such Right of First Offer and Landlord need not provide Tenant with an Advice, if:

         1. Tenant is in default under the Lease at the time Landlord would otherwise deliver the Advice; or

         2. The Lease has been assigned prior to the date Landlord would otherwise

                              Exhibit E - Page 8
         deliver the Advice (unless pursuant to a Permitted Transfer); or

         3. With respect to and Advice delivered after the date twelve (12) months after the Commencement Date, Tenant is not occupying at least 75% of the Premises on the date Landlord would otherwise deliver the Advice; or

         4. The Offering Space is not ultimately intended for the exclusive use of Tenant during the Lease Term.


     B.  1.     The term for the Offering Space shall commence upon the
         commencement date stated in the Advice and thereupon such Offering Space shall be considered a part of the Premises, provided that all of the terms stated in the Advice shall govern Tenant's leasing of the Offering Space and only to the extent that they do not conflict with the Advice, the terms and conditions of this Lease shall apply to the Offering Space.

         2. Tenant shall pay Base Rent and Additional Base Rent for the Offering Space in accordance with the terms and conditions of the Advice.

         3. Except to the extent otherwise provided in the Advice, the Offering Space (including improvements and personalty, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Offering Space or as of the date the term for such Offering Space commences, provided that such Offering Space shall be delivered to Tenant vacant, broom clean and free of claims and possession of third parties.

     C. The rights of Tenant hereunder with respect to any portion of the Offering Space for which Landlord provides Tenant with an Advice shall terminate on the earlier to occur of: (i) Tenant's failure to exercise its Right of First Offer within the five (5) business day period provided in paragraph A above, and (ii) the date Landlord would have provided Tenant an Advice if Tenant had not been in violation of one or more of the conditions set forth in Paragraph A above. In addition, if Landlord provides Tenant with an Advice that contains expansion rights (whether such rights are described as an expansion option, right of first refusal, right to first offer or otherwise) and Tenant does not exercise its Right of First Offer to lease the Offering Space described in the Advice, Tenant's Right of First Offer shall be subject and subordinate to all such expansion rights contained in the Advice. Notwithstanding the foregoing, if (i) Tenant was entitled to exercise its Right of First Offer, but failed to provide Landlord with a Notice of Exercise within the five (5) business day period provided in paragraph A above, and (ii) Landlord does not enter into a lease for such portion of the Offering Space within a period of six (6) months following the date of the Advice, Tenant shall once again have a Right of First Offer with respect to such portion of the Offering Space. In addition, if Landlord does enter into a lease for such portion of the Offering Space, (i) Landlord shall lease such space for terms of either three (3) or five (5) years, with any renewal rights being subject to Tenant's Right of First Offer hereunder; and (ii) Tenant shall have a Right of First Offer on such Offering Space (subject to the terms and conditions set forth herein) upon the expiration of the lease with the prospect.

     D. 1. If Tenant exercises its Right of First Offer, Landlord shall prepare an amendment (the "Offering Amendment") adding the Offering Space to the Premises on the terms set forth in the Advice and reflecting the changes in the Base Rent, Rentable Area of the Premises, Tenant's Pro Rata Share and other appropriate terms.

         2. A copy of the Offering Amendment shall be (i) sent to Tenant within a reasonable time after receipt of the Notice of Exercise executed by Tenant, and (ii) revised by Landlord to address any requested changes by Tenant that are necessary to accurately reflect the terms and conditions hereof; (iii) executed by Tenant and returned to Landlord within fifteen (15) days thereafter.

X.   Rooftop Equipment.
     -----------------

     1. Tenant shall have the right to lease space on the roof of the Building for the purpose of installing (in accordance with Section IX.C of the Lease), operating and maintaining a pump room and cooling tower approved by the Landlord ( collectively the

                              Exhibit E - Page 9

     "Rooftop Equipment"). The space on the roof to be leased by Tenant shall include 192 square feet of usable area on the lower roof and sufficient space on the upper roof for Tenant to place two cooling towers. The exact location of the space on the roof to be leased by Tenant shall be designated by Landlord (the "Roof Space"). The rental rate for the Roof Space shall be (i) for the lower roof area, the Storage Space Rental rate, as defined in Section V above, as it may be adjusted from time to time;
     (ii) for the upper roof area, the rate chargeable for a six-foot diameter satellite dish, as set forth in Exhibit G below and as adjusted from time to time in accordance with Section III.1 of this Exhibit E, for each cooling tower. That rate is initially $500 per cooling tower per month. In addition, Landlord shall provide Tenant with a shaft running from the Premises to the roof of the Building to connect the mechanical equipment in the Premises to the Rooftop Equipment. The Shaft will supplant a total of
     37.4 rentable square feet of area in the Building (the "Shaft Area"). Tenant shall pay a rental rate per square foot of the Shaft Area equal to the Base Rent payable for the Premises, as adjusted from time to time in accordance with the terms of the Lease. The rent payable for the Rooftop Space and the Shaft Area shall hereinafter be together referred to as "Roof Space Rental". Roof Space Rental shall be payable in advance on or before the first day of each month of the Term. Any initial or final month shall be prorated. The Roof Space Rental is separate and in addition to any charges for a Dish/Antennae pursuant to Article III above. Tenant's right to install the Rooftop Equipment shall be subject to the approval rights of Landlord and Landlord's architect and/or engineer with respect to the plans and specifications of the Rooftop Equipment, the manner in which the Rooftop Equipment is attached to the roof of the Building and the manner in which any cables or other connections are run to and from the Rooftop Equipment. The precise specifications and a general description of the Rooftop Equipment along with all documents Landlord reasonably requires to review the installation of the Rooftop Equipment (the "Plans and Specifications") shall be submitted to Landlord for Landlord's written approval no later than twenty (20) days before Tenant commences to install the Rooftop Equipment. Tenant shall be solely responsible for obtaining all necessary governmental and regulatory approvals and for the cost of installing, operating, maintaining and removing the Rooftop Equipment. Tenant shall notify Landlord upon completion of the installation of the Rooftop Equipment. If Landlord determines that the Rooftop Equipment does not comply with the approved Plans and Specifications, that the Building has been damaged during installation of the Rooftop Equipment or that the installation was defective, Landlord shall notify Tenant of any noncompliance or detected problems and Tenant immediately shall cure the defects. If the Tenant fails to immediately cure the defects, Tenant shall pay to Landlord upon demand the cost, as reasonably determined by Landlord, of correcting any defects and repairing any damage to the Building caused by such installation. If at any time Landlord, in its sole discretion, deems it necessary, Tenant shall provide and install, at Tenant's sole cost and expense, appropriate aesthetic screening, reasonably satisfactory to Landlord, for the Rooftop Equipment (the "Aesthetic Screening").

     2. Landlord agrees that Tenant, upon reasonable prior notice to Landlord, shall have access to the roof of the Building and the Roof Space for the purpose of installing, maintaining, repairing and removing the Rooftop Equipment, the appurtenances and the Aesthetic Screening, if any, all of which shall be performed by Tenant or Tenant's authorized representative or contractors, which shall be approved by Landlord, at Tenant's sole cost and risk. It is agreed, however, that only authorized engineers, employees or properly authorized contractors of Tenant, or persons under their direct supervision will be permitted to have access to the roof of the Building and the Roof Space. Tenant further agrees to exercise firm control over the people requiring access to the roof of the Building and the Roof Space in order to keep to a minimum the number of people having access to the roof of the Building and the Roof Space and the frequency of their visits.

     3. It is further understood and agreed that the installation, maintenance, operation and removal of the Rooftop Equipment, the appurtenances and the Aesthetic Screening, if any, will in no way damage the Building or the roof thereof, or interfere with the use of the Building and roof by Landlord. Tenant agrees to be responsible for any damage caused to the roof or any other part of the Building, which may be caused by Tenant or any of its agents or representatives.

     4. Tenant shall, at its sole cost and expense, and at its sole risk, install, operate and maintain the Rooftop Equipment in a good and workmanlike manner, and in compliance with all Building, electric, communication, and safety codes, ordinances, standards, regulations and requirements, now in effect or hereafter promulgated, of the

                              Exhibit E - Page 10

     Federal Government, and of the state, city and county in which the Building is located. Under this Lease, the Landlord and its agents assume no responsibility for the operation and/or maintenance of Tenant's equipment. The Rooftop Equipment shall be connected to Landlord's power supply in strict compliance with all applicable Building, electrical, fire and safety codes. Neither Landlord nor its agents shall be liable to Tenant for any stoppages or shortages of electrical power furnished to the Rooftop Equipment or the Roof Space because of any act, omission or requirement of the public utility serving the Building, or the act or omission of any other tenant, invitee or licensee or their respective agents, employees or contractors, or for any other cause beyond the reasonable control of Landlord, and Tenant shall not be entitled to any rental abatement for any such stoppage or shortage of electrical power. Neither Landlord nor its agents shall have any responsibility or liability for the conduct or safety of any of Tenant's representatives, repair, maintenance and engineering personnel while in or on any part of the Building or the Roof Space.

     5. The Rooftop Equipment, the appurtenances and the Aesthetic Screening, if any, shall remain the personal property of Tenant, and shall be removed by Tenant at its own expense at the expiration or earlier termination of this Lease or Tenant's right to possession hereunder. Tenant shall repair any damage caused by such removal, including the patching of any holes to match, as closely as possible, the color surrounding the area where the equipment and appurtenances were attached. Tenant agrees to maintain all of the Tenant's Rooftop Equipment in proper operating condition and maintain same in satisfactory condition as to appearance, in Landlord's reasonable discretion, and satisfactory condition as to safety, in Landlord's reasonable discretion. Such maintenance and operation shall be performed in a manner to avoid any interference with any other tenants or Landlord. Tenant agrees that at all times during the Lease Term, it will keep the roof of the Building and the Roof Space free of all trash or waste materials produced by Tenant or Tenant's agents, employees or contractors.

     6. In light of the specialized nature of the Rooftop Equipment, Tenant shall be permitted to utilize the services of its choice for installation, operation, removal and repair of the Rooftop Equipment, the appurtenances and the Aesthetic Screening, if any, subject to the reasonable approval of Landlord. Notwithstanding the foregoing, Tenant must provide Landlord with prior written notice of any such installation, removal or repair and coordinate such work with Landlord in order to avoid voiding or otherwise adversely affecting any warranties granted to Landlord with respect to the roof. If necessary, Tenant, at its sole cost and expense, shall retain any contractor having a then existing warranty in effect on the roof to perform such work (to the extent that it involves the roof), or, at Tenant's option, to perform such work in conjunction with Tenant's contractor. In the event the Landlord contemplates roof repairs that could affect Tenant's Rooftop Equipment, Landlord shall formally notify Tenant at least thirty
     (30) days in advance (except in cases of an emergency) prior to the commencement of such contemplated work in order to allow Tenant to make other arrangements for such service.

     7. Tenant acknowledges that Landlord may at some time establish a standard license agreement (the "License Agreement") with respect to the use of roof space by tenants of the Building. Tenant, upon request of Landlord, shall enter into such License Agreement with Landlord provided that such agreement is reasonably acceptable to Tenant and does not materially alter the rights of Tenant hereunder with respect to the Roof Space.

     8. Tenant specifically acknowledges and agrees that the terms and conditions of Article XIV of the Lease (Indemnity and Waiver of Claims) shall apply with full force and effect to the Roof Space and any other portions of the roof accessed or utilized by Tenant, its representatives, agents, employees or contractors.

     9. If Tenant defaults under any of the terms and conditions of this Section or the Lease, and Tenant fails to cure said default within the time allowed by Article XIX of the Lease, Landlord shall be permitted to exercise all remedies provided under the terms of the Lease, including removing the Rooftop Equipment, the appurtenances and the Aesthetic Screening, if any, and restoring the Building and the Roof Space to the condition that existed prior to the installation of the Rooftop Equipment, the appurtenances and the Aesthetic Screening, if any. If Landlord removes the Rooftop Equipment, the appurtenances and the Aesthetic Screening, if any, as a result of an uncured default, Tenant shall be liable for all costs and expenses Landlord incurs in removing the Rooftop Equipment, the appurtenances and the Aesthetic Screening, if

                              Exhibit E - Page 11
     any, and repairing any damage to the Building, the roof of the Building and the Roof Space caused by the installation, operation or maintenance of the Rooftop Equipment, the appurtenances, and the Aesthetic Screening, if any.



                              Exhibit E - Page 12

IN WITNESS WHEREOF, Landlord and Tenant have executed this exhibit as of the day and year first above written.

                    LANDLORD:   THREE BELLEVUE CENTER LLC, a Washington
                                limited liability company

                                By:  WRIGHT RUNSTAD ASSOCIATES LIMITED
                                     PARTNERSHIP, a Washington limited
                                     partnership, its manager

                                     By:  WRIGHT RUNSTAD & COMPANY, a
                                          Washington corporation, its general
                                          partner


                                          By: /s/ H. J. Runstad
                                             --------------------------------
                                          Its: Chairman and CEO
                                              -------------------------------

                              By: EOP-THREE BELLEVUE, L.L.C., a Delaware
                                  limited liability company, its manager

                                  By:  EOP OPERATING LIMITED PARTNERSHIP, a
                                     Delaware limited partnership,
                                     its sole member

                                     By: EQUITY OFFICE PROPERTIES
                                         TRUST, a Maryland real estate
                                         investment trust, its managing
                                         general partner


                                         By: /s/ Michael Steel
                                            ----------------------------

                                         Its: COO, EVP Real Estate Operations
                                             ---------------------------


                    TENANT:          INFOSPACE.COM, INC., a Delaware corporation

                                         By: /s/ Naveen Jain
                                            ----------------------------

                                         Its: CEO
                                             ---------------------------

                              Exhibit E - Page 13

                                   EXHIBIT F

                            SUBORDINATION AGREEMENT


RETURN NAME AND ADDRESS:

Jackson Walker L.L.P.
901 Main Street, Suite 6000
Dallas, TX  75202
Attn:  Deborah A. Lowenkron, Esq.



            SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT


LANDLORD:            Three Bellevue Center LLC, a Washington limited liability company

TENANT:              InfoSpace.com, Inc., a Delaware corporation

MORTGAGEE:           Bank of America, N.A., a national banking association

LEGAL
DESCRIPTION:         Parcel A Portion of Lot 2, Block 2, Cheriton Fruit Gardens, Plat No. 1,
                            according to the plant thereof recorded in Volume 7 of Plats, page
                            47, in King County, Washington.

                     Parcel B Portion of the south half of Lot 2, Block 2, Cheriton Fruit
                            Gardens, Plat No. 1, according to the plat thereof recorded in
                            Volume 7 of Plats, page 57, in King County, Washington.

                     Additional legal description is on Exhibit A of document.

ASSESSOR'S
PROPERTY TAX
PARCEL ACCOUNT
NUMBER(S):           154410-0230-01 and 154410-0219-06

                              Exhibit F - Page 1

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------


   This Subordination, Non-Disturbance and Attornment Agreement (this

"Agreement") dated ________________, 2000, is made among InfoSpace.com, Inc.
 ---------
("Tenant"), Three Bellevue Center, LLC ("Landlord"), and Bank of America, N.A.,
--------                                 --------
a national banking association ("Mortgagee").
                                 ---------

   WHEREAS, Mortgagee (as successor in interest to NationsBank, N.A.) is the owner of a promissory note (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Note") dated
                                                             ----
November 23, 1998, executed by Landlord, payable to the order of Mortgagee, in the principal face amount of $60,000,000, bearing interest and payable as therein provided, secured by, among other things, a Leasehold Deed of Trust, Security Agreement, Financing Statement and Fixture Filing (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Mortgage"), recorded under Auditor's No. 9811230283 in
                          --------
the real property records of King County, Washington, covering, among other property, the land (the "Land") described in Exhibit "A" which is attached
                         ----
hereto and incorporated herein by reference, and the improvements

("Improvements") thereon (such Land and Improvements being herein together
  ------------
called the "Property");
           ---------

   WHEREAS, Tenant is the tenant under a lease which, including all amendments and supplements thereto, is described as follows:______________________________________________________________(herein, as it may from time to time be renewed, extended, amended or supplemented, called the "Lease"), covering a portion of the Property (said portion being
            -----
herein referred to as the "Premises"); and
                           --------

   WHEREAS, the term "Landlord" as used herein means the present landlord under the Lease or, if the landlord's interest is transferred in any manner, the successor(s) or assign(s) occupying the position of landlord under the Lease at the time in question;

   THEREFORE, in consideration of the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

   1.  Subordination.  Tenant agrees and covenants that the Lease and the rights
       -------------
of Tenant thereunder, all of Tenant's right, title and interest in and to the property covered by the Lease, and any lease thereafter executed by Tenant covering any part of the Property, are and shall be subordinate and inferior to
(a) the Mortgage and the rights of Mortgagee thereunder, and all right, title and interest of Mortgagee in the Property, and (b) all other security documents now or hereafter securing payment of any indebtedness of the Landlord (or any prior landlord) to Mortgagee which cover or affect the Property (the "Security
                                                                      --------
Documents").  This Agreement is not intended and shall not be construed to
---------
subordinate the Lease to any mortgage, deed of trust or other security document other than those referred to in the preceding sentence, securing the indebtedness to Mortgagee. Without limitation of any other provision hereof, Mortgagee may, at its option and without joinder or further consent of Tenant, Landlord, or anyone else, at any time after the date hereof subordinate the lien of the Mortgage (or any other lien or security interest held by Mortgagee which covers or affects the Property) to the Lease by executing an instrument which is intended for that purpose and which specifies such subordination; and, in the event of any such election by Mortgagee to subordinate, Tenant will execute any documents required to evidence such subordination; provided however, notwithstanding that the Lease may by unilateral subordination by Mortgagee hereafter be made superior to the lien of the Mortgage, the provisions of the Mortgage relative to the rights of Mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and/or insurance payable by reason of damage to or destruction of the Premises shall be prior and superior to and shall control over any contrary provisions in the Lease.

   2.  Non-Disturbance.  Mortgagee agrees that so long as the Lease is in full
       ---------------
force and effect and Tenant is not in default in the payment of rent, additional rent or other payments or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed (beyond the period, if any, specified in the Lease within which Tenant may cure such default),

         (a) Tenant's possession of the Premises under the Lease shall not be disturbed or interfered with by Mortgagee in the exercise of any of its rights under the


                              Exhibit F - Page 2

   Mortgage, including any foreclosure or conveyance in lieu of foreclosure, and

         (b) Mortgagee will not join Tenant as a party defendant for the purpose of terminating Tenant's interest and estate under the Lease in any proceeding for foreclosure of the Mortgage.

   3.    Attornment.
         ----------

         (a) Tenant covenants and agrees that in the event of foreclosure of the Mortgage, whether by power of sale or by court action, or upon a transfer of the Property by conveyance in lieu of foreclosure (the purchaser at foreclosure or the transferee in lieu of foreclosure, including Mortgagee if it is such purchaser or transferee, being herein called "New Owner"), Tenant
                                                            ---------
   shall attorn to the New Owner as Tenant's new landlord, and agrees that the Lease shall continue in full force and effect as a direct lease between Tenant and New Owner upon all of the terms, covenants, conditions and agreements set forth in the Lease and this Agreement, except for provisions which are impossible for Mortgagee to perform; provided, however, that in no event shall the New Owner be:

             (i) liable for any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Landlord) or obligations accruing prior to New Owner's actual possession of the property;

             (ii) subject to any offset, defense, claim or counterclaim which Tenant might be entitled to assert against any previous landlord (including Landlord) (but this shall not limit New Owner's obligation to correct any conditions that existed as of the date of attornment and violate New Owner's obligations as landlord under the Lease);

             (iii) bound by any payment of rent, additional rent or other payments, made by Tenant to any previous landlord (including Landlord) for more than one (1) month in advance;

             (iv) bound by any material amendment, or material modification of the Lease hereafter made, or consent by any previous landlord (including Landlord) under the Lease to any assignment or sublease hereafter granted, without the written consent of Mortgagee; or

             (v) liable for any deposit that Tenant may have given to any previous landlord (including Landlord) which has not, as such, been transferred to New Owner.

         (b) The provisions of this Agreement regarding attornment by Tenant shall be self-operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, any instrument or certificate which, in the reasonable judgement of Landlord or of such holder(s), may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, including, if requested, a new lease of the Premises on the same terms and conditions as the Lease for the then unexpired term of the Lease.

   4.  Estoppel Certificate.  Tenant agrees to execute and deliver from time to
       --------------------
time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, a certificate regarding the status of the Lease, consisting of statements, if true (or if not, specifying why not), (a) that the Lease is in full force and effect, (b) the date through which rentals have been paid, (c) the date of the commencement of the term of the Lease, (d) the nature of any amendments or modifications of the Lease, (e) that no default, or state of facts which with the passage of time or notice (or both) would constitute a default, exists under the Lease, and (f) such other matters as may be reasonably requested.

   5.  Acknowledgement and Agreement by Tenant.  Tenant acknowledges and agrees
       ---------------------------------------
as follows:

         (a) Tenant acknowledges that Landlord will execute and deliver to Mortgagee in connection with the financing of the Property an Assignment of Leases and Rents assigning absolutely the rent and all other sums due under the Lease. Tenant hereby expressly consents to such absolute assignment and agrees that such assignments shall,

                              Exhibit F - Page 3
   in all respects, be superior to any interest Tenant has in the Lease of the Property, subject to the provisions of this Agreement. Tenant will not amend, alter, terminate, or waive any provision of, or consent to the amendment, alteration, termination or waiver of any provision of the Lease without the prior written consent of Mortgagee, and no termination of the Lease, whether pursuant to the terms of the Lease or otherwise, will be effective without the prior written consent of Mortgagee. Tenant shall not prepay any rents or other sums due under the lease for more than one (1) month in advance of the due date therefor. Tenant acknowledges that Mortgagee will rely upon this instrument in connection with such financing. Notwithstanding anything to the contrary contained herein, Tenant shall have the right to terminate the Lease under Section III(A) thereof without notice to, or consent of, Mortgagee.

         (b) Mortgagee, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and such proceeds may be used by Landlord for purposes other than improvement of the Property.

         (c) From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to the Mortgagee; and (ii) until the same period of time as is given to Landlord under the Lease to cure such act or omission shall have elapsed following such giving of notice to Mortgagee and following the time when Mortgagee shall have become entitled under the Mortgage to remedy the same, but in any event 30 days after receipt of such notice or such longer period of time as may be necessary to cure or remedy such default act, or omission including such period of time necessary to obtain possession of the Property and thereafter cure such default, act, or omission, during which period of time Mortgagee shall be permitted to cure or remedy such default, act or omission; provided, however, that Mortgagee shall have no duty or obligation to cure or remedy any breach or default. It is specifically agreed that Tenant shall not, as to Mortgagee, require cure of any such default which is personal to Landlord, and therefore not susceptible to cure by Mortgagee. Notwithstanding any to the contrary contained herein, Tenant shall have the right to terminate the Lease under Section III(A) thereof without notice to, or consent of, Mortgagee.

         (d) In the event that Mortgagee notifies Tenant of a default under the Mortgage, Note, or Security Documents and demands that Tenant pay its rent and all other sums due under the Lease directly to Mortgagee, Tenant shall honor such demand and pay the full amount of its rent and all other sums due under the Lease directly to Mortgagee or as otherwise required pursuant to such notice beginning with the payment next due after such notice of default, without inquiry as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note, and notwithstanding any contrary instructions of or demands from Landlord.

         (e) Tenant shall send a copy of any notice of default or incipient default under the Lease to Mortgagee at the same time such notice is sent to Landlord.

         (f) Tenant has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof or any interest therein, and to the extent that Tenant has had, or hereafter acquires, any such right or option, same is hereby acknowledged to be subject and subordinate to the Mortgage and is hereby waived and released as against Mortgagee.

         (g) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a Lender's non-disturbance agreement and Tenant waives any requirement to the contrary in the Lease.

         (h) Mortgagee and any New Owner shall have no liability to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property, including, but not limited to, any provisions relating to exclusive or non-conforming uses or rights, renewal options and options to expand, and in the event of such a conflict, Tenant shall have no right to cancel the Lease or take any other remedial action against Mortgagee or New Owner, or against any other party for which Mortgagee or any New Owner would be liable.

         (i) Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to the erection or completion of the improvements in which the

                              Exhibit F - Page 4

   Premises are located or for completion of the Premises or any improvements for Tenant's use and occupancy, either at the commencement of the term of the Lease or upon any renewal or extension thereof or upon the addition of additional space, pursuant to any expansion rights contained in the Lease; provided that, notwithstanding the foregoing or any terms of the Lease to the contrary, in the event Mortgagee or any New Owner acquires title to the Property prior to the completion of the Tenant Improvements (as defined in the Lease) and Mortgagee or such New Owner fails to complete construction of the Tenant Improvements after the delivery by Tenant of any required notice and the expiration of any applicable cure period set forth in the Lease, Tenant may, as its sole remedy in such event, complete construction of the Tenant Improvements itself or through a contractor engaged by Tenant, and the cost of so completing such improvements (but not to exceed an amount equal to the unfunded portion of the Allowance (as defined in the Lease) as of such date), may be deducted from the next due installments of Base Rent under the Lease.

         (j) Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability or fitness for purpose.

         (k) In the event that Mortgagee or any New Owner shall acquire title to the Premises or the Property, Mortgagee or such New Owner shall have no obligation, nor incur any liability, beyond Mortgagee's or New Owner's then equity interest, if any, in the Property or the Premises, and Tenant shall look exclusively to such equity interest of Mortgagee or New Owner, if any, for the payment and discharge of any obligations imposed upon Mortgagee or New Owner hereunder or under the Lease or for recovery of any judgement from Mortgagee, or New Owner, and in no event shall Mortgagee, New Owner, nor any of their respective officers, directors, shareholders, agents, representatives, servants, employees or partners ever be personally liable for such judgement.

         (l) Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Tenant in the payment of rent and/or any other sums due under the Lease or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed.

         (m) Landlord has not agreed to any abatement of rent or other sums or period of "free rent" for the Premises unless same is specifically provided in the Lease, and Tenant agrees that in the event Mortgagee, or any New Owner becomes the owner of the Property, no agreement for abatement of rent or any other sum not specifically provided in the Lease will be binding on Mortgagee or New Owner.

         (n) Tenant has never permitted, and will not permit, the generation, treatment, storage or disposal of any hazardous substance as defined under federal, state, or local law, on the Premises or Property except for such substances of a type and only in a quantity normally used in connection with the occupancy or operation of buildings (such as non-flammable cleaning fluids and supplies normally used in the day to day operation of first class office establishments), which substances are being held, stored, and used in strict compliance with federal, state, and local laws. Tenant shall be solely responsible for and shall reimburse Landlord for any loss, liability, claim or expense, including without limitation, cleanup and all other expenses, that Landlord may incur by reason of Tenant's violation of the requirements of this Section 5(n).
           ------------

         (o) In the event that Tenant exercises any self-help right under the Lease, Tenant shall perform all work in connection therewith in a good and workmanlike manner and in accordance with all applicable requirements to which Landlord would be subject under the Lease (if Landlord were performing such work) and all applicable laws, ordinances, rules and regulations, and in no event will such work affect or impair the building systems or any portion of the Property other than the Premises. Tenant hereby indemnifies Landlord for, and holds Landlord harmless from, any and all claims, liabilities, losses, costs and expenses (including attorneys' fees) arising from or in connection with the performance of such work by Tenant.

   6.  Acknowledgement and Agreement by Landlord.  Landlord, as landlord under
       -----------------------------------------
the Lease and grantor under the Mortgage, acknowledges and agrees for itself and its heirs,

                              Exhibit F - Page 5
representatives, successors and assigns, that: (a) this Agreement does not constitute a waiver by Mortgagee of any of its rights under the Mortgage, Note, or Security Documents, or in any way release Landlord from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage, Note, or Security Documents; (b) the provisions of the Mortgage, Note, or Security Documents remain in full force and effect and must be complied with by Landlord; and (c) Tenant is hereby authorized to pay its rent and all other sums due under the Lease directly to Mortgagee upon receipt of a notice as set forth in Section 5(d) above from Mortgagee and that Tenant is
                            ------------
not obligated to inquire as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note. Landlord hereby releases and discharges Tenant of and from any liability to Landlord resulting from Tenant's payment to Mortgagee in accordance with this Agreement. Landlord represents and warrants to Mortgagee that a true and complete copy of the Lease has been delivered by Landlord to Mortgagee.

   7.  Lease Status.  Landlord and Tenant certify to Mortgagee that neither
       ------------
Landlord nor Tenant has knowledge of any default on the part of the other under the Lease, that the Lease is bona fide and contains all of the agreements of the parties thereto with respect to the letting of the Premises and that all of the agreements and provisions therein contained are in full force and effect.

   8.  Notices.  All notices, requests, consents, demands and other
       -------
communications required or which any party desires to give hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram, telex, or facsimile, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section 8 shall not be
                                                     ---------
construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in the lease or in any document evidencing, securing or pertaining to the loan evidenced by the Note or to require giving of notice or demand to or upon any person in any situation or for any reason.

   9.  Miscellaneous.
       -------------

       (a) This Agreement supersedes any inconsistent provision of the Lease.

       (b) Nothing contained in this Agreement shall be construed to derogate from, or in any way impair or affect the lien, security interest or provisions of the Mortgage, Note, or Security Documents.

       (c) This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns, and any New Owner, and its heirs, personal representatives, successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Mortgagee, all obligations and liabilities of the assigning Mortgagee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Mortgagee's interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred, except in connection with an assignment permitted under the Lease or consented to by Landlord and Mortgagee.

       (d) THIS AGREEMENT AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND APPLICABLE UNITED STATES FEDERAL LAW EXCEPT ONLY TO THE EXTENT, IF ANY, THAT THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED NECESSARILY CONTROL.

       (e) The words "herein", "hereof", "hereunder" and other similar compounds of the word "here" as used in this Agreement refer to this entire Agreement and not to any particular section or provision.

       (f) This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.


                              Exhibit F - Page 6

         (g) If any provision of the Agreement shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not apply to or affect any other provision hereof, but this Agreement shall be construed as if such invalidity, illegibility, or unenforceability did not exist.

         (h) If any bankruptcy proceedings shall hereafter commence with respect to Landlord, and if the Lease is rejected by the trustee pursuant to Section 365 of the United States Bankruptcy Code, Tenant agrees with Mortgagee (i) not to treat such lease as terminated and (ii) to remain in possession of the Premises.


                              Exhibit F - Page 7

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


ADDRESS OF MORTGAGEE:        MORTGAGEE:
--------------------         ---------

901 Main Street              BANK OF AMERICA, N.A., a national banking
51st Floor                   association
Dallas, Texas  75202
Attention: Real Estate
  Loan Administration        By:________________________________________
                             Name:______________________________________
                             Title:_____________________________________


ADDRESS OF TENANT:           TENANT:
-----------------            ------

15375 NE 90th St.            INFOSPACE.COM, INC., a Delaware corporation
Redmond, Washington 98052
Attention:  Chief Financial
Officer                      By:________________________________________
                             Name:______________________________________
                             Title:_____________________________________


ADDRESS OF LANDLORD:         LANDLORD:
-------------------          --------

1191 Second Avenue           THREE BELLEVUE CENTER LLC, a
Suite 2000                     Washington limited liability company
Seattle, Washington  98101

                             By:  WRIGHT RUNSTAD ASSOCIATES LIMITED
                                  PARTNERSHIP, a Washington limited
                                  partnership, its manager

                                  By:  WRIGHT RUNSTAD & COMPANY,
                                       a Washington corporation, its general
                                       partner

                                       By:______________________________

                                       Its:_____________________________


                             By:  EOP-THREE BELLEVUE, L.L.C., a Delaware
                                  limited liability company, its manager

                                  By:  EOP OPERATING LIMITED
                                       PARTNERSHIP, a Delaware limited
                                       partnership, its sole member

                                    By:  EQUITY OFFICE PROPERTIES
                                         TRUST, a Maryland real estate
                                         investment trust, its managing general
                                         partner


                                         By:_____________________________

                                         Its:_____________________________

                              Exhibit F - Page 8

LANDLORD ACKNOWLEDGMENT

STATE OF WASHINGTON      )
                         )  ss:
COUNTY OF KING           )

   On this the ____ day of __________, 2000, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared ________________ known to me to be the __________ of Wright Runstad & Company, the general partner of Wright Runstad Associates Limited Partnership, a Member of THREE BELLEVUE CENTER LLC, a Washington limited liability company, the Landlord in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

   IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                        Notary Public:______________________________
                        Printed Name:_______________________________
                        Residing at:________________________________
                        My Commission expires:______________________

STATE OF WASHINGTON)
                   )  ss:
COUNTY OF KING     )

   On this the ____ day of __________, 2000, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared ________________ known to me to be the __________ of Equity Office Properties Trust, the general partner of EOP Operating Limited Partnership, the sole member of EOP-Three Bellevue, L.L.C., a Member of THREE BELLEVUE CENTER LLC, a Washington limited liability company, the Landlord in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

   IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                        Notary Public:______________________________
                        Printed Name:_______________________________
                        Residing at:________________________________
                        My Commission expires:______________________


                              Exhibit F - Page 9

TENANT ACKNOWLEDGMENT

STATE OF WASHINGTON )
                    )  ss:
COUNTY OF KING      )

   On this the ____ day of __________, 2000, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared ________________ known to me to be the __________ of INFOSPACE.COM, INC., a Delaware corporation, the Tenant in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

   IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                        Notary Public:______________________________
                        Printed Name:_______________________________
                        Residing at:________________________________
                        My Commission expires:______________________


LENDER ACKNOWLEDGMENT

STATE OF      )
              )  ss:
COUNTY OF     )

   On this the ____ day of __________, 2000, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared ________________ known to me to be the __________ of BANK OF AMERICA, N.A., a national banking association, the Lender in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

   IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                        Notary Public:______________________________
                        Printed Name:_______________________________
                        Residing at:________________________________
                        My Commission expires:______________________



                                  EXHIBIT "A"
                                  -----------

                         Legal Description of the Land
                         -----------------------------


   This Exhibit is attached to and made a part of the Lease dated _____________, 2000, by and between Three Bellevue Center LLC, a Washington limited liability company ("Landlord") and InfoSpace.com, Inc., a Delaware corporation ("Tenant") for space in the Building located at 601 108th Avenue NE, Bellevue, Washington 98004.

PARCEL A:

THAT PORTION OF LOT 2 IN BLOCK 2 OF CHERITON FRUIT GARDENS PLAT NO. 1, AS PER PLAT RECORDED IN VOLUME 7 OF PLATS, PAGE 47, RECORDS OF KING COUNTY, DESCRIBED AS FOLLOWS:

                              Exhibit F - Page 10

BEGINNING AT A POINT ON THE WEST LINE OF THE EAST 230 FEET OF SAID LOT 2 WHICH IS SOUTH 00 degrees 05 minutes 54 seconds WEST ALONG SAID WEST LINE 297 FEET FROM THE NORTH LINE OF SAID LOT 2; THENCE SOUTH 89 degrees 54 minutes 06 seconds EAST 178 FEET; THENCE SOUTH 44 degrees 54 minutes 06 seconds EAST 14.14 FEET; THENCE SOUTH 89 degrees 54 minutes 06 seconds EAST 12 FEET TO THE WEST LINE OF THE EAST 30 FEET OF SAID LOT 2; THENCE SOUTH 00 degrees 05 minutes 54 seconds WEST ALONG SAID WEST LINE 138.02 FEET TO THE SOUTH LINE OF THE NORTH 120 FEET OF THE SOUTH 1/2 OF SAID LOT 2; THENCE NORTH 88 degrees 44 minutes 41 seconds WEST ALONG SAID SOUTH LINE 200.04 FEET TO THE WEST LINE OF THE EAST 230 FEET OF SAID LOT 2; THENCE NORTH 00 degrees 05 minutes 54 seconds EAST ALONG SAID WEST LINE
143.98 FEET TO THE POINT OF BEGINNING;

(ALSO KNOWN AS PARCEL B OF CITY OF BELLEVUE LOT LINE REVISION
NO. 84-43 RECORDED UNDER RECORDING NO. 8503079001)

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

PARCEL B:

THAT PORTION OF THE SOUTH 1/2 OF LOT 2 IN BLOCK 2 OF CHERITON FRUIT GARDENS PLAT NO. 1, AS PER PLAT RECORDED IN VOLUME 7 OF PLATS, PAGE 47, RECORDS OF KING COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE WEST LINE OF THE EAST 30 FEET OF SAID LOT 2 WITH THE SOUTH LINE THEREOF; THENCE NORTH 88 degrees 46 minutes 31 seconds WEST ALONG SAID SOUTH LINE 221.81 FEET; THENCE NORTH 00 degrees 05 minutes 54 seconds EAST 108.37 FEET; THENCE SOUTH 89 degrees 54 minutes 06 seconds EAST 21.77 FEET TO THE WEST LINE OF THE EAST 230 FEET OF SAID LOT 21' THENCE NORTH 00 degrees 05 minutes 54 seconds EAST ALONG SAID WEST LINE 80.31 FEET TO THE SOUTH LINE OF PARCEL B OF CITY OF BELLEVUE BOUNDARY LINE ADJUST NO. 84-43, RECORDED UNDER KING COUNTY RECORDING NO. 8503019001; THENCE SOUTH 88 degrees 44 minutes 41 seconds EAST ALONG SAID SOUTH LINE 200.04 FEET TO THE WEST LINE OF THE EAST 30 FEET OF SAID LOT 2; THENCE SOUTH 00 degrees 05 minutes 54 seconds WEST ALONG SAID WEST LINE 189.00 FEET TO BEGINNING;

(ALSO KNOWN AS LOT 2 OF CITY OF BELLEVUE BOUNDARY LINE ADJUSTMENT NO. BLA-90-7034 RECORDED UNDER RECORDING NO. 9201159011);

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON. BOTH PARCELS ABOVE ALSO BEING DESCRIBED AS FOLLOWS:

THAT PORTION OF LOT 2 IN BLOCK 2 OF CHERITON FRUIT GARDENS PLAT NO. 1, AS PER PLAT RECORDED IN VOLUME 7 OF PLATS, PAGE 47, RECORDS OF KING COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 2; THENCE NORTH 88 degrees 46 minutes 31 seconds WEST 30.00 FEET ALONG THE SOUTH LINE THEREOF TO THE WEST LINE OF THE EAST 30.00 FEET OF SAID LOT 2, THE WEST MARGIN 108TH AVENUE N.E. (60 FEET
WIDE) AND THE TRUE POINT OF BEGINNING;

THENCE CONTINUING NORTH 88 degrees 46 minutes 13 seconds WEST 221.81 FEET ALONG SAID SOUTH LINE AND THE SOUTH LINE OF LOT 2 OF CITY OF BELLEVUE BOUNDARY LINE ADJUSTMENT NO. BLA-90-7034, RECORDED UNDER KING COUNTY RECORDING NO. 9201159011 TO THE SOUTHWEST CORNER OF SAID LOT 2 OF BLA-90-7034; THENCE ALONG THE WEST LINE OF LAST SAID LOT 2 THE FOLLOWING THREE COURSES: THENCE NORTH 00 degrees 05 minutes 31 seconds EAST 108.37 FEET; THENCE SOUTH 89 degrees 54 minutes 29 seconds EAST 21.77 FEET; THENCE NORTH 00 degrees 05 minutes 31 seconds EAST
80.31 FEET TO THE MOST NORTHERLY

                              Exhibit F - Page 11

NORTHWEST CORNER OF SAID LOT 2 AND THE SOUTHWEST CORNER OF PARCEL B OF CITY OF BELLEVUE LOT LINE REVISION NO. 84-43, RECORDED UNDER KING COUNTY RECORDING NO. 8503079001; THENCE CONTINUING NORTH 00 degrees 05 minutes 31 seconds EAST 143.98 FEET ALONG THE WEST LINE OF SAID PARCEL B TO THE NORTHWEST CORNER THEREOF; THENCE ALONG THE NORTH LINE OF SAID PARCEL B THE FOLLOWING
THREE COURSES:
THENCE SOUTH 89 degrees 54 minutes 29 seconds EAST 178.00 FEET; THENCE SOUTH 44 degrees 54 minutes 29 seconds EAST 14.14 FEET; THENCE SOUTH 89 degrees 54 minutes 29 seconds EAST 12.00 FEET TO THE EAST LINE OF SAID PARCEL B AND SAID WEST MARGIN OF 108TH AVENUE N.E.;

THENCE SOUTH 00 degrees 05 minutes 31 seconds WEST 327.02 FEET ALONG SAID WEST MARGIN TO THE TRUE POINT OF BEGINNING;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

                              Exhibit F - Page 12

                                   EXHIBIT G

                                 Rooftop Rates

   This Exhibit is attached to and made a part of the Lease dated February ___, 2000, by and between THREE BELLEVUE CENTER LLC ("Landlord") and INFOSPACE.COM, INC., a Delaware corporation ("Tenant") for space in the Building known as Three Bellevue Center located at 601 - 108th Avenue NE, Bellevue, King County, Washington.

   The following are the current rates for use of the rooftop of the Building. Such rates are subject to change by Landlord from time to time.

Average Rents by Tenant Type
----------------------------
Market:   Northwest United States


------------------------------------------------------------------------------------------------------------
                                                                               Monthly            Annual
------------------------------------------------------------------------------------------------------------
Type 1                                                                                               $ 6,000
------                                                                          $ 500
Two-Way Paging cells
Analog SMR Transmitters                                                         $ 500
 .3-1 meter satellite reception dishes (VSAT)
                                                                                    "
Wireless data mini bases
Wireless cable antenna

Two-way communication whip antennas                                             $ 250
Twelve foot whip antenna (450 mHz, 50 watts)                                    $ 500
-----
Type 2                                                                                               $  4200
------                                                                          $500
38 Ghz Wireless Fiber Microwave (unswitched-switched)

Community Repeaters                                                             $ 500-800
Standard paging/messaging transmitters                                               "
Wireless data base stations                                                          "


2 foot telemetry antennas (yagi) (receive telemetering                          $ 200
 data)

Six-foot diameter open grid dish antenna (10 watts, 950                         $ 500
mHz) Studio-Transmitter Link band.
------------------------------------------------------------------------------------------------------------
Type 3
------                                                                          $ 800                $  9600
220 MHz Repeaters
PCS mini-cells

Vehicle location services                                                       $ 800
High power messaging
------------------------------------------------------------------------------------------------------------
Type 4
------                                                                          $ 2000               $ 24000
PS Cells, Large
High power Trunking

Enhanced specialized mobile radio                                               $ 2000
2-3 meter satellite transmission dishes                                         $ 2,400

------------------------------------------------------------------------------------------------------------
Type 5
-------                                                                         $ 3000               $ 36000
Multiple Sector Cell Sites
Traditional Microwave (6-10')                                                   $ 2,500

Major microwave backbone facilities                                             $3,000-5,000

------------------------------------------------------------------------------------------------------------
Type 6
------                                                                         $ 7500                $90,000
38 GHz Wireless Fiber Microwave Hubs
------------------------------------------------------------------------------------------------------------
Type 7
------
------------------------------------------------------------------------------------------------------------


                              Exhibit G - Page 1


-----------------------------------------------------------------------------------------------------------
                                                                               $ 4500          $ 54000
Digital Cable Wireless Headends
                                                                               $ 3000-7000
Commercial Broadcast Facilities
------------------------------------------------------------------------------------------------------------

                              Exhibit G - Page 2

                                   EXHIBIT H

                           Form of Letter of Credit


                           ________________________
                        [Name of Financial Institution]

                                              Irrevocable Standby
                                              Letter of Credit
                                              No. ______________________
                                              Issuance Date:_____________
                                              Expiration Date:____________
                                              Applicant:__________________

Beneficiary
-----------

[Insert Name of Owner]
_____________________________
_____________________________
_____________________________

Ladies/Gentlemen:

  We hereby establish our Irrevocable Standby Letter of Credit in your favor for the account of the above referenced Applicant in the amount of ____________________ U.S. Dollars ($____________________) available for payment at sight by your draft drawn on us when accompanied by the following documents:

1.  An original copy  of this Irrevocable Standby Letter of Credit.

2. Beneficiary's dated statement purportedly signed by one of its officers reading: "This draw in the amount of ______________________ U.S. Dollars ($____________) under your Irrevocable Standby Letter of Credit No. ____________________ represents funds due and owing to us as a result of the Applicant's failure to comply after the expiration of applicable notice and cure periods with one or more of the terms of that certain lease by and between ______________________, as landlord, and _____________, as tenant."

     It is a condition of this Irrevocable Standby Letter of Credit that it will be considered automatically renewed for a one year period upon the expiration date set forth above and upon each anniversary of such date, unless at least thirty (30) days prior to such expiration date or applicable anniversary thereof, we notify you in writing by certified mail, return receipt requested, that we elect not to so renew this Irrevocable Standby Letter of Credit. A copy of any such notice shall also be sent to: Three Bellevue Center LLC, 1191 Second Avenue, Suite 2000, Seattle, Washington 98101. In addition to the foregoing, we understand and agree that you shall be entitled to draw upon this Irrevocable Standby Letter of Credit in accordance with 1 and 2 above in the event that we elect not to renew this Irrevocable Standby Letter of Credit and, in addition, you provide us with a dated statement purportedly signed by one of Beneficiary's officers stating that the Applicant has failed to provide you with an acceptable substitute irrevocable standby letter of credit in accordance with the terms of the above referenced lease. We further acknowledge and agree that: (a) upon receipt of the documentation required herein, we will honor your draws against this Irrevocable Standby Letter of Credit without inquiry into the accuracy of Beneficiary's signed statement and regardless of whether Applicant disputes the content of such statement; (b) this Irrevocable Standby Letter of Credit shall permit partial draws and, in the event you elect to draw upon less than the full stated amount hereof, the stated amount of this Irrevocable Standby Letter of Credit shall be automatically reduced by the amount of such partial draw; and
(c) you shall be entitled to assign your interest in this Irrevocable Standby Letter of Credit from time to time without our approval and without charge. In the event of an assignment, we reserve the right to require reasonable evidence of such assignment as a condition to any draw hereunder.

  This Irrevocable Standby Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 revision) ICC Publication No. 500.

  We hereby engage with you to honor drafts and documents drawn under and in compliance with the terms of this Irrevocable Standby Letter of Credit.

                              Exhibit H - Page 1

  All communications to us with respect to this Irrevocable Standby Letter of Credit must be addressed to our office located at
______________________________________________ to the attention of
__________________________________.

                                Very truly yours,

                                __________________

                                    [name]
                                 -----------------

                                    [title]
                                 -----------------

                              Exhibit H - Page 2

                                   EXHIBIT I

                     Ground Lessor Nondisturbance Agreement



RETURN NAME AND ADDRESS:

Perkins Coie LLP
1201 Third Avenue, 40th Floor
Seattle, WA  98101
Attn:  William L. Green, Esq.



                    NONDISTURBANCE AND ATTORNMENT AGREEMENT



LANDLORD:               Three Bellevue Center LLC, a Washington limited liability company

TENANT:                 InfoSpace.com, Inc., a Delaware corporation

GROUND LESSOR:          Sterling Realty Organization, Co., a Washington company

LEGAL
DESCRIPTION:            Parcel A Portion of Lot 2, Block 2, Cheriton Fruit Gardens, Plat No. 1,
                                   according to the plant thereof recorded in Volume 7 of Plats, page
                                   47, in King County, Washington.

                        Parcel B Portion of the south half of Lot 2, Block 2, Cheriton Fruit Gardens,
                                   Plat No. 1, according to the plat thereof recorded in
                                   Volume 7 of Plats, page 57, in King County, Washington.

                        Additional legal description is on Exhibit A of document.

ASSESSOR'S
PROPERTY TAX
PARCEL ACCOUNT
NUMBER(S):
                        154410-0230-01 and 154410-0219-06


                              Exhibit I - Page 1

                   NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                   ----------------------------------------

   This Non-Disturbance and Attornment Agreement (this "Agreement") dated
                                                        ---------
________________, 2000, is made among InfoSpace.com, Inc. ("Tenant"), Three
                                                            ------
Bellevue Center, LLC ("Landlord"), and Sterling Realty Organization Co.,
                       --------
("Ground Lessor").
---------------

   WHEREAS, Ground Lessor as landlord and Landlord as tenant are parties to that certain Ground Lease dated November 20, 1998 (as amended from time to time, the "Ground Lease") for the lease of certain real property described on Exhibit A attached hereto (the "Land"), upon which Landlord has constructed certain improvements (the "Improvements", and together with the Land, the "Property");

   WHEREAS, Tenant is the tenant under a lease for space in the Improvements dated February _____, 2000 (herein, as it may from time to time be renewed, extended, amended or supplemented, called the "Lease"), covering a portion of
                                               -----
the Property (said portion being herein referred to as the "Premises"); and
                                                            --------

   WHEREAS, the term "Landlord" as used herein means the present landlord under the Lease or, if the landlord's interest is transferred in any manner, the successor(s) or assign(s) occupying the position of landlord under the Lease at the time in question;

   THEREFORE, in consideration of the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

   1.  Non-Disturbance.  Ground Lessor agrees that in the event the Ground Lease
       ---------------
is terminated, and so long as the Lease is in full force and effect and Tenant is not in default in the payment of rent, additional rent or other payments or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed (beyond the period, if any, specified in the Lease within which Tenant may cure such default),

         (a) Tenant's possession of the Premises under the Lease shall not be disturbed or interfered with by Ground Lessor in the exercise of any of its rights under the Ground Lease, and

         (b) Ground Lessor will, from and after the date the Ground Lease is terminated, recognize the Lease as a direct lease between Ground Lessor as landlord and Tenant as tenant, subject to the terms and conditions of the Lease and this Agreement, and

         (c) Ground Lessor will not join Tenant as a party defendant for the purpose of terminating Tenant's interest and estate under the Lease in any proceeding for termination of the Ground Lease or eviction of Landlord from the Property.

   2.    Attornment.
         ----------

         (a) Tenant covenants and agrees that in the event the Ground Lease is terminated for any reason, Tenant shall attorn to the Ground Lessor as Tenant's new landlord, and agrees that the Lease shall continue in full force and effect as a direct lease between Tenant and Ground Lessor upon all of the terms, covenants, conditions and agreements set forth in the Lease and this Agreement, except for provisions which by their nature are not possible for Ground Lessor to perform; provided, however, that in no event shall the Ground Lessor be:

             (i) liable for any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Landlord) or obligations accruing prior to Ground Lessor's actual possession of the property;

             (ii) subject to any offset, defense, claim or counterclaim which Tenant might be entitled to assert against any previous landlord (including Landlord) (but this shall not limit any right of Tenant under the Lease to terminate the Lease if Ground Lessor fails to correct any conditions that existed as of the date of attornment and violate Landlord's obligations under the Lease);

                              Exhibit  I - Page 2

             (iii) bound by any payment of rent, additional rent or other payments, made by Tenant to any previous landlord (including Landlord) for more than one (1) month in advance;

             (iv) liable for any deposit that Tenant may have given to any previous landlord (including Landlord) which has not, as such, been transferred to Ground Lessor.

         (b) The provisions of this Agreement regarding attornment by Tenant shall be self-operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, any instrument or certificate which, in the reasonable judgement of Landlord or of such holder(s), may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, including, if requested, a new lease of the Premises on the same terms and conditions as the Lease for the then unexpired term of the Lease.

   3.  Notices.  All notices, requests, consents, demands and other
       -------
communications required or which any party desires to give hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram, telex, or facsimile, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section 3 shall not be
                                                     ---------
construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in the lease or to require giving of notice or demand to or upon any person in any situation or for any reason.

   4.    Miscellaneous.
         -------------

         (a) This Agreement supersedes any inconsistent provision of the Lease.

         (b) This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns, provided, however, that in the event of the assignment or transfer of the interest of Ground Lessor, all obligations and liabilities of the assigning Ground Lessor under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Ground Lessor's interest is assigned or transferred.

         (c) THIS AGREEMENT AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON AND APPLICABLE UNITED STATES FEDERAL LAW.

         (d) The words "herein", "hereof", "hereunder" and other similar compounds of the word "here" as used in this Agreement refer to this entire Agreement and not to any particular section or provision.

         (e) This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

         (f) If any provision of the Agreement shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not apply to or affect any other provision hereof, but this Agreement shall be construed as if such invalidity, illegibility, or unenforceability did not exist.

         (g) If any bankruptcy proceedings shall hereafter commence with respect to Landlord, and if the Lease is rejected by the trustee pursuant to Section 365 of the United States Bankruptcy Code, Tenant agrees with Ground Lessor
   (i) not to treat such lease as terminated and (ii) to remain in possession of the Premises.

                              Exhibit I - Page 3

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


ADDRESS OF GROUND LESSOR:    GROUND LESSOR:
------------------------     -------------

________________________     STERLING REALTY ORGANIZATION, CO.
________________________     By:__________________________________
________________________     Name:________________________________
Attention: _____________     Title:_______________________________


ADDRESS OF TENANT:           TENANT:
-----------------            ------

________________________     INFOSPACE.COM, INC.
________________________     By:__________________________________
________________________     Name:________________________________
Attention:______________     Title:_______________________________


ADDRESS OF LANDLORD:         LANDLORD:
-------------------          --------

________________________     THREE BELLEVUE CENTER LLC, a
________________________     Washington limited liability company
________________________
Attention:______________     By:  WRIGHT RUNSTAD ASSOCIATES LIMITED
                                  PARTNERSHIP, a Washington limited
                                  partnership, its manager

                             By:  WRIGHT RUNSTAD & COMPANY,
                                  a Washington corporation, its general
                                  partner


                                    By:___________________________

                                    Its:__________________________


                             By:  EOP-THREE BELLEVUE, L.L.C., a Delaware
                                  limited liability company, its manager

                                  By:  EOP OPERATING LIMITED
                                       PARTNERSHIP, a Delaware limited
                                       partnership, its sole member

                                  By:  EQUITY OFFICE PROPERTIES TRUST, a
                                       Maryland real estate investment trust,
                                       its managing general partner

                                       By:_______________________________

                                       Its:______________________________

                              Exhibit I - Page 4

LANDLORD ACKNOWLEDGMENT

STATE OF WASHINGTON )
                    )  ss:
COUNTY OF KING      )

   On this the ____ day of February, 2000, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared ________________ known to me to be the __________ of Wright Runstad & Company, the general partner of Wright Runstad Associates Limited Partnership, a Member of THREE BELLEVUE CENTER LLC, a Washington limited liability company, the Landlord in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

   IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                        Notary Public:________________________
                        Printed Name:_________________________
                        Residing at:__________________________
                        My Commission expires:________________


STATE OF           )
                   )  ss:
COUNTY OF          )

   On this the ____ day of February, 2000, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared ________________ known to me to be the __________ of Equity Office Properties Trust, the general partner of EOP Operating Limited Partnership, the sole member of EOP-Three Bellevue, L.L.C., a Member of THREE BELLEVUE CENTER LLC, a Washington limited liability company, the Landlord in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

   IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                        Notary Public:________________________
                        Printed Name:_________________________
                        Residing at:__________________________
                        My Commission expires:________________



                              Exhibit I - Page 5

TENANT ACKNOWLEDGMENT

STATE OF WASHINGTON )
                    )  ss:
COUNTY OF KING      )

   On this the ____ day of February, 2000, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared ________________ known to me to be true of INFOSPACE.COM, INC., the Tenant in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

   IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                        Notary Public:________________________
                        Printed Name:_________________________
                        Residing at:__________________________
                        My Commission expires:________________



LENDER ACKNOWLEDGMENT

STATE OF WASHINGTON  )
                     )  ss:
COUNTY OF KING       )

   On this the ____ day of February, 2000, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared ________________ known to me to be true of Sterling Realty Organization, Co., the Ground Lessor in the foregoing instrument, and acknowledged that as such officer, being authorized so to do,
(s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

   IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                        Notary Public:________________________
                        Printed Name:_________________________
                        Residing at:__________________________
                        My Commission expires:________________


                              Exhibit I - Page 6

                                  EXHIBIT "A"
                                  -----------

                         Legal Description of the Land
                         -----------------------------


   This Exhibit is attached to and made a part of the Lease dated February ___, 2000, by and between Three Bellevue Center LLC, a Washington limited liability company ("Landlord") and Infospace.com, a Delaware company ("Tenant") for space in the Building located at 601 108th Avenue NE, Bellevue, Washington 98004.

PARCEL A:
THAT PORTION OF LOT 2 IN BLOCK 2 OF CHERITON FRUIT GARDENS PLAT NO. 1, AS PER PLAT RECORDED IN VOLUME 7 OF PLATS, PAGE 47, RECORDS OF KING COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WEST LINE OF THE EAST 230 FEET OF SAID LOT 2 WHICH IS SOUTH 00 degrees 05 minutes 54 seconds WEST ALONG SAID WEST LINE 297 FEET FROM THE NORTH LINE OF SAID LOT 2; THENCE SOUTH 89 degrees 54 minutes 06 seconds EAST 178 FEET; THENCE SOUTH 44 degrees 54 minutes 06 seconds EAST 14.14 FEET; THENCE SOUTH 89 degrees 54 minutes 06 seconds EAST 12 FEET TO THE WEST LINE OF THE EAST 30 FEET OF SAID LOT 2; THENCE SOUTH 00 degrees 05 minutes 54 seconds WEST ALONG SAID WEST LINE 138.02 FEET TO THE SOUTH LINE OF THE NORTH 120 FEET OF THE SOUTH 1/2 OF SAID LOT 2; THENCE NORTH 88 degrees 44 minutes 41 seconds WEST ALONG SAID SOUTH LINE 200.04 FEET TO THE WEST LINE OF THE EAST 230 FEET OF SAID LOT 2; THENCE NORTH 00 degrees 05 minutes 54 seconds EAST ALONG SAID WEST LINE
143.98 FEET TO THE POINT OF BEGINNING;

(ALSO KNOWN AS PARCEL B OF CITY OF BELLEVUE LOT LINE REVISION
NO. 84-43 RECORDED UNDER RECORDING NO. 8503079001)

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

PARCEL B:

THAT PORTION OF THE SOUTH 1/2 OF LOT 2 IN BLOCK 2 OF CHERITON FRUIT GARDENS PLAT NO. 1, AS PER PLAT RECORDED IN VOLUME 7 OF PLATS, PAGE 47, RECORDS OF KING COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE WEST LINE OF THE EAST 30 FEET OF SAID LOT 2 WITH THE SOUTH LINE THEREOF; THENCE NORTH 88 degrees 46 minutes 31 seconds WEST ALONG SAID SOUTH LINE 221.81 FEET; THENCE NORTH 00 degrees 05 minutes 54 seconds EAST 108.37 FEET; THENCE SOUTH 89 degrees 54 minutes 06 seconds EAST 21.77 FEET TO THE WEST LINE OF THE EAST 230 FEET OF SAID LOT 21' THENCE NORTH 00 degrees 05 minutes 54 seconds EAST ALONG SAID WEST LINE 80.31 FEET TO THE SOUTH LINE OF PARCEL B OF CITY OF BELLEVUE BOUNDARY LINE ADJUST NO. 84-43, RECORDED UNDER KING COUNTY RECORDING NO. 8503019001; THENCE SOUTH 88 degrees 44 minutes 41 seconds EAST ALONG SAID SOUTH LINE 200.04 FEET TO THE WEST LINE OF THE EAST 30 FEET OF SAID LOT 2; THENCE SOUTH 00 degrees 05 minutes 54 seconds WEST ALONG SAID WEST LINE 189.00 FEET TO BEGINNING;

(ALSO KNOWN AS LOT 2 OF CITY OF BELLEVUE BOUNDARY LINE ADJUSTMENT NO. BLA-90-7034 RECORDED UNDER RECORDING NO. 9201159011);

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON. BOTH PARCELS ABOVE ALSO BEING DESCRIBED AS FOLLOWS:

THAT PORTION OF LOT 2 IN BLOCK 2 OF CHERITON FRUIT GARDENS PLAT NO. 1, AS PER PLAT RECORDED IN VOLUME 7 OF PLATS, PAGE 47, RECORDS OF KING COUNTY, DESCRIBED AS FOLLOWS:

                              Exhibit I - Page 7

BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 2; THENCE NORTH 880461310 WEST
30.00 FEET ALONG THE SOUTH LINE THEREOF TO THE WEST LINE OF THE EAST 30.00 FEET OF SAID LOT 2, THE WEST MARGIN 108TH AVENUE N.E. (60 FEET WIDE) AND THE TRUE POINT OF BEGINNING;

THENCE CONTINUING NORTH 8804613IN WEST 221.81 FEET ALONG SAID
SOUTH LINE AND THE SOUTH LINE OF LOT 2 OF CITY OF BELLEVUE
BOUNDARY LINE ADJUSTMENT NO. BLA-90-7034, RECORDED UNDER KING
COUNTY RECORDING NO. 9201159011 TO THE SOUTHWEST CORNER OF
SAID LOT 2 OF BLA-90-7034;
THENCE ALONG THE WEST LINE OF LAST SAID LOT 2 THE FOLLOWING
THREE COURSES:
THENCE NORTH 00'05131H EAST 108.37 FEET;
THENCE SOUTH 89 degrees 54 feet 29 inches EAST 21.77 FEET;
THENCE NORTH 00 degrees 05 feet 31 inches EAST 80.31 FEET TO THE MOST NORTHERLY NORTHWEST CORNER OF SAID LOT 2 AND THE SOUTHWEST CORNER OF
PARCEL B OF CITY OF BELLEVUE LOT LINE REVISION NO. 84-43,
RECORDED UNDER KING COUNTY RECORDING NO. 8503079001;
THENCE CONTINUING NORTH 00 degrees 05 feet 31 inches EAST 143.98 FEET ALONG THE WEST LINE OF SAID PARCEL B TO THE NORTHWEST CORNER THEREOF;
THENCE ALONG THE NORTH LINE OF SAID PARCEL B THE FOLLOWING
THREE COURSES:
THENCE SOUTH 89 degrees 54 feet 29 inches EAST 178.00 FEET;
THENCE SOUTH 44 degrees 54 feet 29 inches EAST 14.14 FEET;
THENCE SOUTH 89 degrees 54 feet 29 inches EAST 12.00 FEET TO THE EAST LINE OF SAID PARCEL B AND SAID WEST MARGIN OF 108TH AVENUE N.E.;

THENCE SOUTH 00 degrees 05 feet 31 inches WEST 327.02 FEET ALONG SAID WEST MARGIN TO THE TRUE POINT OF BEGINNING;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

                              Exhibit I - Page 8

                                   EXHIBIT J

                                 Facade Signage

                                 [See attached]


                                   Exhibit J